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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Wolverine World Wide, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PROXY STATEMENT

Notice of 2018
Annual Meeting of Shareholders

WOLVERINE worldwide

LETTER TO SHAREHOLDERS

Wolverine World Wide, Inc.
9341 Courtland Drive, N.E.
Rockford, Michigan 49351

March 27, 2018

Dear Fellow Shareholders,

Thank you for your investment in Wolverine Worldwide. We made significant progress on our strategic and financial objectives in 2017, including:

  •
  significant execution against the WOLVERINE WAY FORWARD transformation to better position the Company for profitable growth

  •
  revenue of $2.35 billion, the top end of our full-year outlook entering the year, including high single digit growth for Merrell, the Company's biggest brand

  •
  reduced inventories by over 20%

  •
  year-end cash and cash equivalents up over 30%, reflecting the Company's health and strong position to invest in future growth under our GLOBAL GROWTH AGENDA

These achievements helped reward the Company's shareholders, as the Company achieved over 45% total shareholder return for the year, resulting in performance at the 88th percentile of our peer group. We expect continued progress in 2018 as the Company seeks to execute its GLOBAL GROWTH AGENDA, and to shift its focus to long-term organic growth.

In addition to overseeing the Company's execution of our transformation and formulation of our blueprint for growth under the GLOBAL GROWTH AGENDA in 2017, the Board focused on other matters critical to the Company's long-term success, including Board and management succession planning, cybersecurity protection and brand stewardship, which we describe in greater detail in this proxy statement. We are proud of all we accomplished in 2017 and the Board will continue to lead the Company with a view to continued success in 2018 and beyond. We hope to receive your support at this year's annual meeting on May 3, 2018, and encourage you to vote either online, by phone, or by mail.

Sincerely,

Blake W. Krueger
Chairman, Chief Executive Officer and President

2018 PROXY STATEMENT	1

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

10:00 a.m., May 3, 2018

Wolverine World Wide, Inc.
500 Totten Pond Road
Waltham, Massachusetts 02451

March 27, 2018

To Our Shareholders:

We invite you to attend Wolverine Worldwide's Annual Meeting of Shareholders at the Company's offices located at 500 Totten Pond Road, Waltham, Massachusetts 02451, on May 3, 2018, at 10:00 a.m. EDT. At the annual meeting, the shareholders will vote on the following items:

  (1)
  Election of the three director nominees named in the proxy statement for three year terms expiring in 2021
  (2)
  Advisory resolution approving compensation for the Company's named executive officers ("NEOs," and each an "NEO")
  (3)
  Ratification of the Audit Committee's appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2018
  (4)
  Approval of the Stock Incentive Plan of 2016 (as amended and restated) (the "Plan")

Shareholders of record as of March 12, 2018 can vote at the meeting and any adjournment of the meeting.

This Notice of 2018 Annual Meeting of Shareholders, Proxy Statement, proxy or voting instruction card and Annual Report for our fiscal year ended December 30, 2017 are being mailed or made available to shareholders starting on or about March 27, 2018.

Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by telephone or through the internet, or by completing, signing, dating and returning your proxy card in the enclosed envelope.

By Order of the Board of Directors

David A. Latchana
Associate General Counsel and Assistant Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 3, 2018.

Wolverine's Proxy Statement for the 2018 Annual Meeting of Shareholders and the Annual Report to Shareholders for the fiscal year ended December 30, 2017, are available at: www.wolverineworldwide.com/2018annualmeeting.

2018 PROXY STATEMENT	2

2018 PROXY STATEMENT	3

2018 PROXY STATEMENT	4

Proxy Statement Summary

This summary highlights key information that can be found in greater detail elsewhere in this Proxy Statement. This summary does not contain all of the information that shareholders should consider, and shareholders should read the entire Proxy Statement before voting.

Our Brand Portfolio

Wolverine Worldwide has a portfolio of brands organized into four key operating groups in fiscal 2017 as illustrated below:

Strategic Focus

In 2017, the Company successfully executed against the WOLVERINE WAY FORWARD, an enterprise-wide initiative to transform the Company in light of the fast changing retail environment, making progress in all four areas of key focus, or "sprint lanes:" Innovation & Growth; Operational Excellence; Portfolio Management; and People and Teams. Key executions included:

  •
  portfolio management — divesture of the Bates Department of Defense business and the Sebago brand and the licensing of the Stride Rite brand

  •
  improving speed to market with a faster, more efficient sourcing structure

  •
  progressing toward the Company's 12% adjusted operating margin goal ahead of schedule

  •
  transforming our consumer footprint by closing 215 stores and intensifying focus on eCommerce investment and growth

  •
  building a team with a consumer-focused skillset

With much of this heavy lifting behind, the Company is now focusing on organic growth with its new GLOBAL GROWTH AGENDA, which is comprised of three key elements:

Powerful Product Creation Engine	Digital-Direct Offense	International Expansion

• Relentless and frequent introduction of craveable product • Capitalization on new creative design capabilities, stronger consumer insights, and a faster supply chain	• Seamless consumer interaction through more effective digital engagement • Drive owned eCommerce growth beyond 20% • Improve online businesses of our retail customers and enhance brand positioning	• Invest in regional resources and systems to accelerate international growth • Key focus on growth in China and the Asia Pacific region

2018 PROXY STATEMENT	5

Shareholders are being asked to vote on the following matters at the 2018 Annual Meeting of Shareholders:

PROPOSAL		BOARD VOTE RECOMMENDATION	PAGE REFERENCE

1.	Election of Directors for Terms Expiring in 2021	FOR each Nominee	14

2.	Advisory Resolution Approving NEO Compensation	FOR	69

3	Ratification of Ernst & Young LLP as Auditor for Fiscal Year 2018	FOR	70

4.	Approval of the Stock Incentive Plan of 2016 (as amended and restated)	FOR	86

ELECTION OF DIRECTORS FOR TERMS EXPIRING IN 2021

The Company's Board consists of 11 directors. The Company's By-Laws establish three classes of directors, with each class being as nearly equal in number as possible and serving three-year terms.

The Board has nominated three directors for election at the Annual Meeting, as outlined in the table below. Each director has been nominated to serve for a three-year term expiring at the annual meeting of shareholders to be held in 2021. The Board recommends that shareholders vote "FOR" each of the nominees named below.

	Age	Director Since	Independent	Other Public Directorships	Committees	Proposed Term Expiration

Roxane Divol Former Executive Vice President and General Manger, Website Security for Symantec Corporation	45	2014	✓	None	Audit Governance	2021

Joseph R. Gromek Retired President, Chief Executive Officer and Director of The Warnaco Group, Inc.	71	2008	✓	Guess?, Inc. The Children's Place Retail Stores, Inc.	Compensation (Chair) Governance	2021

Brenda J. Lauderback Retired President of Wholesale and Retail Group of Nine West Group, Inc.	67	2003	✓	Denny's Corporation (Board Chair) Sleep Number Corporation	Audit Governance	2021

Board Highlights

The following pie charts illustrate key characteristics of the Company's Board:

2018 PROXY STATEMENT	6

Board is Composed of Directors with the Right Mix of Skills and Experiences

The following chart lists the important experiences and attributes that the Company's Directors possess:

Shareholder Engagement

Our Board takes shareholder feedback very seriously, as evidenced by the meaningful changes made to our compensation and governance programs over the last several years. Most notable were the significant changes made to our executive compensation program in advance of our annual meeting last year. Shareholder response to these changes was overwhelmingly positive, which translated to 98% support for our say on pay proposal. As part of its ongoing shareholder engagement efforts, the Company reached out again in 2018 to shareholders representing 60% of its outstanding shares and has held or expects to hold telephonic meetings with all shareholders who accepted (representing about 13% of outstanding shares). Discussions focused on Company strategy, financial performance, governance and compensation programs.

Corporate Governance Highlights

Wolverine Worldwide is committed to a governance structure that provides strong shareholder rights and meaningful accountability.

✓

Highly independent Board (All Non-Management Directors) and Committees

✓

Lead Independent Director with clearly defined role

✓

Majority voting with director resignation policy

✓

No supermajority vote requirements

✓

Shareholder right to act by written consent

✓

Annual Board and Committee self-evaluations

✓

Robust Board and executive succession planning, including annual written director nominee evaluations

✓

Long-standing commitment toward diversity

✓

Director onboarding orientation program

✓

Active shareholder engagement practices

2018 PROXY STATEMENT	7

Compensation Best Practices

What we do	What we do not do

✓

Vast majority of pay is at risk or variable, i.e., performance based or equity based or both

✓

Stringent share ownership requirements (6x base salary for CEO)

✓

Broad based clawback policy

✓

Significant vesting horizon for equity grants

✓

Double trigger equity acceleration (for grants in 2017 and beyond) after change in control

✓

Independent Compensation Committee Consultant

✗

No dividends or dividend equivalents on unearned performance shares/units

✗

No repricing or replacing of underwater stock options

✗

No overlapping metrics

✗

No excessive or unnecessary perquisites

✗

No hedging, pledging, or short sales of Company stock

The below graphics illustrate how the increased percentage of NEO target compensation that is at risk increased in 2017 as well as a comparison of CEO annual bonus compared to target opportunity and Company TSR, reflecting the Company's pay for performance philosophy.

CEO 2016 vs. 2017 Target Total Compensation

Other NEO 2016 vs. 2017 Target Total Compensation

2018 PROXY STATEMENT	8

CEO 3-YEAR TARGET & ACTUAL BONUS / WWW INDEXED TSR
CEO Actual Bonus
WWW Indexed TSR
INDEXED TSR
$125
$100
$75
$50
$25
$0
2015
2016
2017
Actual bonus was 37% of target bonus
Actual bonus was 57% of target bonus
Actual bonus was 176% of target bonus
$1,438
$525
$1,438
$826
$1,438
$2,526
Target Bonus
Actual Bonus
Target Bonus
Actual Bonus
Target Bonus
Actual Bonus

Bonus amounts in $000s; actual bonuses as earned under the Annual Bonus Plan and reflected in the Non-Equity Incentive Plan Compensation column of the SCT

2018 PROXY STATEMENT	9

Corporate Governance

Wolverine Worldwide is committed to the highest level of corporate governance, and the Board has adopted its Corporate Governance Guidelines to strengthen management accountability and promote long-term shareholder interests. These governance practices include:

✓

Highly independent Board (All Non-Management Directors) and Committees

✓

Lead Independent Director with clearly defined role

✓

Majority voting with director resignation policy

✓

No supermajority vote requirements

✓

Shareholder right to act by written consent

✓

Annual Board and Committee self-evaluations

✓

Robust Board and executive succession planning, including annual written director nominee evaluations

✓

Long-standing commitment toward diversity

✓

Director onboarding orientation program

✓

Active shareholder engagement practices

BOARD OF DIRECTORS

The shareholders elect directors to serve on the Company's Board of Directors (the "Board of Directors" or "Board"). The Board oversees the management of the business by the Chief Executive Officer ("CEO") and senior management. In addition to its general oversight function, the Board's additional responsibilities include, but are not limited to, the following:

  •
  Reviewing and approving the Company's key objectives and strategic business plans and monitoring implementation of those plans and the Company's success in meeting identified objectives

  •
  Selecting, evaluating and compensating the CEO and overseeing CEO succession planning

  •
  Providing advice and oversight regarding the selection, evaluation, development and compensation of management

  •
  Overseeing the Company's risk management and mitigation activities

  •
  Reviewing and monitoring administration of the policies and procedures to safeguard the integrity of the Company's business operations and financial reporting and to promote compliance with applicable laws and regulations

Board Composition

Board Highlights

The Board prides itself on its ability to recruit and retain directors who have high personal and professional integrity and have demonstrated exceptional ability and judgment to effectively serve shareholders' long-term interests. These skills and attributes also link with the Company's most important strategic objectives, such as eCommerce and digital growth, brand building, operational excellence and supply chain management, and international growth. The Board also values diversity, as evidenced by the current makeup of the Board. The Board believes that its directors, including the nominees for election as directors at the Annual Meeting, have these characteristics and valuable skills that provide the Company with the variety and depth of knowledge, judgment and strategic vision necessary to provide effective oversight of the Company.

To help accomplish this, and to assist in succession planning, the Board, at the recommendation of the Governance Committee, has identified specified skills and attributes it desires its members to possess. The below graphic lists these skills and attributes and indicates which of the directors possess each. As shown, these skills and attributes are well represented within the Board.

2018 PROXY STATEMENT	10

The Governance Committee reviews with the Board on an annual basis the appropriate skills and characteristics desired of Board members in the context of the current makeup of the Board. The Board, with the assistance of the Governance Committee, annually assesses the current composition of the Board across many dimensions. As set forth in the Company's Corporate Governance Guidelines, which are posted on its website, this assessment addresses the above referred skills and attributes and the individual performance, experience, age and skills of each director.

Director Nominations

The Board's Governance Committee serves as its nominating committee. The Governance Committee, in anticipation of upcoming director elections and other potential or expected Board vacancies, evaluates qualified individuals and recommends candidates to the Board. The Governance Committee may retain a search firm or other external parties to assist it in identifying candidates, and the Governance Committee has the sole authority to approve the search firm's fees and retention terms, and to terminate the firm if necessary.

The Governance Committee considers candidates suggested by directors, senior management or shareholders. Shareholders may recommend individuals as potential director candidates by communicating with the Governance Committee through one of the Board communication mechanisms described under the heading "Shareholder Communications Policy." Shareholders that wish to nominate a director candidate must comply with the procedures set forth in the Company's By-Laws, which are posted on its website. Ultimately, upon the recommendation of the Governance Committee, the Board selects the director nominees for election at each annual meeting. In selecting director nominees, the Board considers candidates' performance as a director (which is assessed through an anonymous written peer evaluation), personal and professional integrity, ability and judgment, and likelihood to be effective, in conjunction with the other nominees and directors, in serving the long-term interests of the shareholders. The Governance Committee also considers candidates' relative skills, attributes, background and characteristics; independence under applicable New York Stock Exchange ("NYSE") listing standards and the Company's Director Independence Standards; potential to contribute to the composition and culture of the Board; and ability and willingness to actively participate in the Board and committee meetings and to otherwise devote sufficient time to Board duties.

BOARD SELF-ASSESSMENT

As part of an annual self-assessment, each director evaluates the performance of the Board, and any committee on which he or she serves, across a number of dimensions. Mr. Kollat, as the Lead Independent Director working with the Governance Committee, reviews the Board self-assessment with directors following the end of each fiscal year, and conducts individual director interviews at the end of each year. Committee Chairpersons review the committee self-assessments with their respective committee members and discuss them with the Board. In addition, the Governance Committee, working with the Lead Independent Director, develops and implements guidelines for evaluating all directors standing for nomination and re-election.

2018 PROXY STATEMENT	11

The Corporate Governance Guidelines (including the Director Independence Standards), the Charter for each Board standing committee (Audit, Compensation and Governance), the Company's Certificate of Incorporation, By-Laws, Code of Business Conduct, and its Accounting and Finance Code of Ethics all are available on the Wolverine Worldwide website at: www.wolverineworldwide.com/investor-relations/corporate-governance/

The Board and applicable committees annually review these and other key governance documents.

RISK OVERSIGHT

The Board oversees the Company's risk management and mitigation activities with a focus on the most significant risks facing the Company, including strategic, operational, financial, and legal compliance risks. This oversight is conducted through presentations by and discussions with the CEO, Chief Financial Officer ("CFO"), General Counsel or Associate General Counsel, Chief Information Officer, brand and department leaders and other members of management. The Vice President of Internal Audit and Risk Compliance coordinates management's day-to-day risk management and mitigation efforts, and reports directly to the Audit Committee.

The Vice President of Internal Audit and Risk Compliance reviews with the Audit Committee regularly, and with the full Board periodically, management's risk assessment and mitigation strategies. In addition to the above processes, the Board has delegated risk management and mitigation oversight responsibilities to its standing committees, which meet regularly to review and discuss specific risk topics that align with their core responsibilities.

  •
  The Audit Committee reviews the Company's approach to risk management generally. The Audit Committee also oversees the Company's risk policies and processes relating to its financial statements and financial reporting processes, credit risks, and liquidity risks, as well as the Company's management of risks related to cybersecurity. The Audit Committee discusses with management and the independent auditors significant risks or exposures and the steps taken by management to resolve them.

  •
  The Compensation Committee monitors the risks associated with management resources; organization structure; succession planning, hiring, development and retention processes; and it reviews and evaluates risks associated with the Company's compensation structure and programs.

  •
  The Governance Committee oversees risks related to the Company's governance structure and processes and potential risks arising from related person transactions.

The Company reviewed its compensation policies and practices to assess whether they are reasonably likely to have a material adverse effect on the Company. As part of this review, the Company compiled information about the Company's incentive plans, including reviewing the Company's compensation philosophy, evaluating key incentive plan design features and reviewing historic payout levels and pay mix. With assistance from Company management and its independent compensation consultant, the Compensation Committee reviewed the executive compensation program, and managers from the Company's human resources and legal departments reviewed the non-executive compensation programs.

CODE OF BUSINESS CONDUCT AND ACCOUNTING AND FINANCE CODE OF ETHICS

The Board has adopted a Code of Business Conduct for the Company's directors, officers and employees. The Board also has adopted an Accounting and Finance Code of Ethics ("Accounting and Finance Code") that focuses on the financial reporting process and applies to the Company's CEO, CFO and Corporate Controller.

The Company discloses amendments to or waivers from its Code of Business Conduct affecting directors or executive officers and amendments to or waivers from its Accounting and Finance Code on its website at: www.wolverineworldwide.com/investor-relations/corporate-governance/

2018 PROXY STATEMENT	12

SHAREHOLDER COMMUNICATIONS POLICY

Shareholders and other interested parties may send correspondence to the Board, the non-employee directors as a group, a specific Board committee or an individual director (including the Lead Director) in the manner described below.

The General Counsel or Associate General Counsel will provide a summary and copies of all correspondence (other than solicitations for services, products or publications) as applicable at each regularly scheduled meeting.

Communications may be sent via email through various links on our website at: www.wolverineworldwide.com/investor-relations/corporate-governance/
or by regular mail c/o General Counsel, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, MI 49351.

The General Counsel or Associate General Counsel will alert individual directors if an item warrants a prompt response from the individual director prior to the next regularly scheduled meeting. Items warranting a prompt response, but not addressed to a specific director, will be routed to the applicable committee Chairperson.

2018 PROXY STATEMENT	13

Proposal 1 — Election of Directors for Terms Expiring in 2021

The Company's Board consists of 11 directors. The Company's By-Laws establish three classes of directors, with each class being as nearly equal in number as possible and serving three-year terms. At each annual meeting, the term of one class expires. The Board has nominated three directors for election at the Annual Meeting: Roxane Divol, Joseph R. Gromek, and Brenda J. Lauderback. Each director has been nominated to serve for a three-year term expiring at the annual meeting of shareholders to be held in 2021 or until his/her successor, if any, has been elected and is qualified.

Mr. Gromek and Mses. Divol and Lauderback are independent directors, as determined by the Board under the applicable NYSE listing standards and the Company's Director Independence Standards. Each director nominee currently serves on the Board. The shareholders elected Mr. Gromek and Mses. Divol and Lauderback at the Company's 2015 annual meeting by affirmative vote of at least 98% of shares voted.

The Company is not aware of any nominee who will be unable or unwilling to serve as a director. However, if a nominee is unable to serve or is otherwise unavailable for election, the incumbent directors may or may not select a substitute nominee. If the directors select a substitute nominee, the proxy holder will vote the shares represented by all valid proxies for the substitute nominee (unless other instructions are given).

The biographies of the three nominees and the other directors of the Company are below, along with a discussion of the experience and skills of each director.

2018 PROXY STATEMENT	14

Director Nominees with Proposed Terms Expiring in 2021

ROXANE DIVOL Age: 45 Director Since: October 2014
Select Business Experience: Former Executive Vice President and General Manager, Website Security for Symantec Corporation	Board Committees: Audit Governance	Other Public Directorships: None

Career Highlights:
Ms. Divol was Executive Vice President and General Manager, Website Security, for Symantec Corporation, a global leader in information security solutions from February 2017 until January 2018. From 2014 to February 2017, Ms, Divol was Senior Vice President and General Manager, Website Security for Symantec. From 2013 to 2014, Ms. Divol was Senior Vice President of Alliances with Symantec. Ms. Divol joined Symantec from McKinsey & Company, a global management consulting firm, where she was a partner in its San Francisco office and led the West Coast marketing and sales practice, with a focus on marketing return on investment and marketing transformation.

Experience and Skills:
Ms. Divol's experience with Symantec Corporation and McKinsey & Company provides her with expertise in international business, marketing, digital/eCommerce and information technology. In 2017, Ms. Divol was named one of the 50 most powerful women in technology by the National Diversity Council.

2018 PROXY STATEMENT	15

JOSEPH R. GROMEK Age: 71 Director since: 2008
Select Business Experience: Retired President, Chief Executive Officer and Director of The Warnaco Group, Inc.	Board Committees: Compensation (Chair) Governance	Other Public Directorships: Guess?, Inc. The Children's Place Retail Stores, Inc.

Career Highlights:
From 2003 until his retirement in 2012, Mr. Gromek served as President, Chief Executive Officer and a director of The Warnaco Group, Inc., a publicly traded company. Mr. Gromek also served as Chief Executive Officer of Brooks Brothers,  Inc. from 1995 until 2002. He served as Chairman of the Board of Tumi, Inc. from 2013 until its acquisition by Samsonite International S.A. in 2016. He currently serves as a director of Guess?, Inc., an apparel wholesaler and retailer, and The Children's Place Retail Stores, Inc., a children's clothing retailer. Mr. Gromek is also a director of Stanley M. Proctor Company, a privately held company.

Experience and Skills:
Having served for more than 40 years in the retail and apparel industries, including 30 years managing and marketing apparel brands and a collective 15 years as the chief executive officer of two leading, multi-national apparel companies, Mr. Gromek has expertise in apparel, retail and international business. His service as a senior executive and director at various public companies has given him extensive leadership experience in public company governance and related matters.

2018 PROXY STATEMENT	16

BRENDA J. LAUDERBACK Age: 67 Director since: 2003
Select Business Experience: Retired President of the Wholesale and Retail Group of Nine West Group, Inc.	Board Committees: Audit Governance	Other Public Directorships: Denny's Corporation (Board Chair) Sleep Number Corporation

Career Highlights:
From 1995 until her retirement in 1998, Ms. Lauderback was President of the Wholesale and Retail Group of Nine West Group, Inc., a footwear wholesaler and distributor. She previously was the President of the Wholesale Division of U.S. Shoe Corporation, a footwear manufacturer and distributor, a position that included responsibility for offices in China, Italy and Spain, and she was a Vice President/General Merchandise Manager of Dayton Hudson Corporation (now Target Corporation), a retail company. During the preceding five years, Ms. Lauderback also was, but no longer is, a director of Big Lots, Inc., a retail company.

Experience and Skills:
Ms. Lauderback has more than 25 years of experience in the retail industry, with more than 20 years in the footwear, apparel, and accessories industries. These senior leadership positions have provided her with strong footwear, apparel and retail expertise. With her service on publicly traded company boards, including Denny's Corporation, a restaurant company, and Sleep Number Corporation, a bed manufacturer and retailer, and as a director of Wolverine Worldwide, she also has extensive experience with public company governance and related matters. Ms. Lauderback was named to the National Association of Corporate Directors' (NACD) 2017 Directorship 100 list.

BOARD RECOMMENDATION

The Board recommends that you vote "FOR" the election of the above nominees for proposed terms expiring in 2021.

2018 PROXY STATEMENT	17

Directors with Terms Expiring in 2019

JEFFREY M. BOROMISA Age: 63 Director since: 2006
Select Business Experience: Retired Executive Vice President of Kellogg International, President of Latin America; Senior Vice President of Kellogg Company	Board Committees: Audit Compensation	Other Public Directorships: None

Career Highlights:
Mr. Boromisa worked at Kellogg Company, a global food manufacturing company, and its affiliates from 1981 to 2009. From 2008 through his retirement in May 2009, Mr. Boromisa was Executive Vice President of Kellogg International, President of Latin America; and Senior Vice President of Kellogg Company. From 2007 until 2008, Mr. Boromisa served as Executive Vice President of Kellogg International, President of Asia Pacific and Senior Vice President of Kellogg Company. From 2004 through 2006, he was Senior Vice President and Chief Financial Officer of Kellogg Company. In addition, beginning in 2004 and through his retirement, Mr. Boromisa was a member of Kellogg Company's Global Leadership Team. Prior to 2004, Mr. Boromisa occupied various leadership positions with Kellogg. Mr. Boromisa is also a director at Haworth International, Inc., a privately held, multinational, office furniture design and manufacturing company.

Experience and Skills:
With nearly 30 years of experience at Kellogg Company, including serving as its chief financial officer and leading various operational business units, Mr. Boromisa has obtained international business, brand building and finance expertise.

2018 PROXY STATEMENT	18

GINA R. BOSWELL Age: 55 Director since: 2013
Select Business Experience: President, Customer Development, Unilever U.S.A.	Board Committees: Compensation Governance	Other Public Directorships: ManpowerGroup Inc.

Career Highlights:
Since May 2017, Ms. Boswell has been President, Customer Development for Unilever U.S.A., one of the largest markets for Unilever PLC / Unilever N.V., a multinational consumer goods company whose products include Dove, Vaseline, Lipton, and Hellman's. From July 2015 to May 2017, Ms. Boswell served as Executive Vice President and General Manager for Unilever UK & Ireland. From 2011 to July 2015, Ms. Boswell served as Executive Vice President, Personal Care for Unilever PLC / Unilever N.V. From 2008 to 2011, Ms. Boswell served as President, Global Brands, for The Alberto Culver Company, a consumer goods company. Ms. Boswell has held numerous other senior leadership positions with other leading global companies, including Avon Products, Inc., Ford Motor Company, and Estee Lauder Companies, Inc. Ms. Boswell is a member of the board of ManpowerGroup Inc., a publicly traded workforce solutions company, where she is also the chairperson of the audit committee.

Experience and Skills:
Through senior leadership roles with leading branded companies, Ms. Boswell has obtained expertise in brand building, international business, marketing, digital/eCommerce and finance.

2018 PROXY STATEMENT	19

DAVID T. KOLLAT Age: 79 Director since: 1992
Select Business Experience: President and Chairman, 22, Inc.	Board Committees: Independent Lead Director	Other Public Directorships: L Brands, Inc. Sleep Number Corporation

Career Highlights:
Mr. Kollat has been Chairman and President of 22, Inc., a company specializing in research and management consulting for retailers and consumer goods manufacturers, since 1987. In addition to his marketing and management experience as Chairman and President of 22, Inc., Mr. Kollat served for 11 years in senior leadership positions at L Brands, Inc., a publicly traded, multinational apparel and retail company, including as Executive Vice President, Marketing, President of Victoria's Secret Direct, and as a member of its executive committee. Mr. Kollat is Lead Independent Director of Wolverine Worldwide, a position he has held since 2007. Mr. Kollat has been a director of L Brands, Inc. since 1976 and a director of Sleep Number Corporation, a bed manufacturer and retailer, since 1994.

Experience and Skills:
Mr. Kollat's more than 40 years' experience at L Brands, Inc. and 22, Inc. has provided him with marketing, apparel, international business, brand building, retail and finance expertise. He also has significant experience with company governance and related matters through service on more than twenty boards of directors, including extensive service on public company boards, and service as a lead independent director and chair of nominating, audit and compensation committees.

2018 PROXY STATEMENT	20

TIMOTHY J. O'DONOVAN Age: 72 Director since: 1993
Select Business Experience: Retired Chairman and Chief Executive Officer of Wolverine World Wide, Inc.	Board Committees: None	Other Public Directorships: SpartanNash Company

Career Highlights:
Mr. O'Donovan served as Chairman of the Board of Wolverine Worldwide from 2007 until 2009. From April 2005 until 2007 he served Wolverine Worldwide as Chief Executive Officer and Chairman. Mr. O'Donovan served Wolverine Worldwide as its Chief Executive Officer and President from April 2000 until April 2005, and as Chief Operating Officer and President from 1996 until April 2000. Prior to 1996, Mr. O'Donovan held various senior leadership positions with the Company, including Executive Vice President of Wolverine Worldwide. Mr. O'Donovan is lead independent director of SpartanNash Company, a grocery distribution and retail company. During the preceding five years, Mr. O'Donovan was, but no longer is, a director of Kaydon Corporation, a publicly traded company that designed and manufactured custom engineered products.

Experience and Skills:
Mr. O'Donovan has obtained footwear and apparel, international business, brand building and finance expertise through his more than 40 years with the Company. His service on public company boards has provided him with public company governance and related experience.

2018 PROXY STATEMENT	21

Directors with Terms Expiring in 2020

WILLIAM K. GERBER Age: 64 Director since: 2008
Select Business Experience: Managing Director of Cabrillo Point Capital LLC	Board Committees: Audit (Chair) Compensation	Other Public Directorships: AK Steel Holding Corporation

Career Highlights:
Mr. Gerber is Managing Director of Cabrillo Point Capital LLC, a private investment fund. He has held that position since 2008. From 1998 to 2007, Mr. Gerber was Executive Vice President and Chief Financial Officer of Kelly Services,  Inc., a publicly traded global staffing solutions company with operations in more than 35 countries. Mr. Gerber served in various leadership positions with L Brands, Inc., a multinational apparel and retail company, prior to joining Kelly Services, Inc. Mr. Gerber is a director of AK Steel Holding Corporation, an innovative steel solutions provider. During the preceding five years, Mr. Gerber was, but no longer is, a director of Kaydon Corporation, a publicly traded company that designed and manufactured custom engineered products.

Experience and Skills:
From his 15 years in senior leadership positions with L Brands, Inc. and Kelly Services, Inc., Mr. Gerber has obtained extensive experience in apparel, retail, international business and finance, and his service as a director of various public companies has given him experience with public company governance and related matters.

2018 PROXY STATEMENT	22

BLAKE W. KRUEGER Age: 64 Director since: 2006
Select Business Experience: Chairman, Chief Executive Officer and President of Wolverine World Wide, Inc.	Board Committees: None	Other Public Directorships: None

Career Highlights:
Mr. Krueger is Chairman of Wolverine Worldwide, a position he assumed in January 2010, and Chief Executive Officer and President of Wolverine Worldwide, positions he assumed in April 2007. From October 2005 until April 2007, Mr. Krueger served as President and Chief Operating Officer of Wolverine Worldwide. From 2004 to October 2005, he served as Executive Vice President and Secretary of Wolverine Worldwide and President of its Heritage Brands Group. From 2003 to 2004, Mr. Krueger served as Executive Vice President and Secretary of Wolverine Worldwide and President of the Company's Caterpillar Footwear Group. He also previously served as Executive Vice President, General Counsel and Secretary of Wolverine Worldwide with various responsibilities including the human resources, retail, business development, accessory licensing, mergers and acquisitions, and legal areas. Mr. Krueger serves as a director of Bissell Homecare, Inc., a privately held company and leading brand of floor care appliances.

Experience and Skills:
Mr. Krueger's more than 20 years in senior leadership roles with the Company have provided him expertise in footwear and apparel, retail, international business and finance, and his board experience at the Company and Professionals Direct,  Inc., a then publicly traded insurance company, has given him extensive experience with public company governance and related matters.

2018 PROXY STATEMENT	23

NICHOLAS T. LONG Age: 59 Director since: 2011
Select Business Experience: Retired Chief Executive Officer of MillerCoors LLC	Board Committees: Compensation Governance	Other Public Directorships: Amcor Limited

Career Highlights:
From 2011 until his retirement in 2015, Mr. Long served as Chief Executive Officer of MillerCoors LLC, a joint venture between two publicly traded beverage companies. From 2008 to 2011, Mr. Long served as President and Chief Commercial Officer of MillerCoors. From 2007 to 2008, Mr. Long served as Chief Executive Officer of Miller Brewing Company, a beverage company, and he served as Chief Marketing Officer of Miller Brewing Company from 2005 to 2007. Prior to joining Miller Brewing Company, Mr. Long spent 17 years in various senior leadership positions at The Coca Cola Company, a beverage company, including Vice President of Strategic Marketing, Global Brands, Vice President, Strategic Marketing Research and Trends, President of Coca Cola's Great Britain and Ireland Division and President of the Northwest Europe Division.

Experience and Skills:
Through his more than 20 years in senior positions at category leading, branded companies, Mr. Long has developed significant marketing, international business and brand building expertise.

2018 PROXY STATEMENT	24

MICHAEL A. VOLKEMA Age: 62 Director since: 2005
Select Business Experience: Chairman of Herman Miller, Inc.	Board Committees: Audit Governance (Chair)	Other Public Directorships: Herman Miller, Inc.

Career Highlights:
Mr. Volkema has been Chairman of Herman Miller, Inc., a publicly traded multinational furniture manufacturer, since 2000. Mr. Volkema became President and Chief Executive Officer of Herman Miller in 1995 and held those positions until 2003 and 2004, respectively. Mr. Volkema also is a director at Milliken & Company, a privately held, innovation based company serving the textile, chemical, and floor covering markets.

Experience and Skills:
Mr. Volkema has obtained international business and brand building expertise from his more than 20 years in senior leadership positions with Herman Miller, Inc. Mr. Volkema also has public company governance and related experience from his extensive service on public company boards, including 16 years as Chairman of Herman Miller, Inc. and service on compensation and audit committees of boards of publicly traded companies.

2018 PROXY STATEMENT	25

BOARD LEADERSHIP

The Company's CEO currently also serves as the Chairman of the Board. Since 1993, the Company has had a lead independent director who functions in many ways similar to an independent Chairman. This long established structure provides the Board with independent oversight of the CEO's leadership. On an annual basis, the independent directors consider the appropriate leadership structure, including whether to separate the roles of Chairman and CEO, based upon the Board and Company's then current circumstances. The independent directors believe that the Board's current structure is appropriate at this time, and set the following enumerated responsibilities for the lead independent director:

  •
  Serve, as necessary, as a liaison between the Chairman and the independent directors

  •
  Preside over Board meetings in the absence of the Chairman

  •
  Review, approve and help develop the agendas and scheduling for Board and committee meetings

  •
  Review and approve information and meeting materials sent to the Board

  •
  Preside over executive sessions, with the authority to call executive sessions

  •
  Work with the Compensation Committee and members of the Board to provide an effective annual performance review of the CEO and participate in CEO succession planning

  •
  Oversee, along with the Governance Committee, the annual Board and committee evaluations

  •
  Be available for consultation and communication with shareholders, as appropriate

DIRECTOR INDEPENDENCE

The Board annually assesses the independence of all directors. To qualify as "independent," the Board must affirmatively determine that the director is independent under the Company's Director Independence Standards, which are modeled after the listing standards of the NYSE. Under NYSE listing standards, the Board has determined that 10 of the Company's 11 directors are independent. Only Mr. Krueger, the Company's CEO, is not independent. All of the Board's committees are comprised entirely of independent directors. The independent directors generally meet in executive session at each regularly scheduled meeting.

The Director Independence Standards define an "Independent Director" as a director who the Board determines otherwise has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), and who:

  •
  Is not, and in the past three years has not been, an employee of the Company

  •
  Does not have, and has not had within the last three years, an immediate family member employed as an executive officer of the Company

  •
  Has not received, and has not had an immediate family member receive during any 12 month period within the last three years, any direct compensation from the Company in excess of $120,000 (other than compensation for Board service; compensation received by the director for former service as an interim Chairman, CEO or other executive officer; compensation received by the director's immediate family member for service as a non-executive employee; or pension and other forms of deferred compensation for prior service if such compensation is not contingent in any way on continued service)

  •
  Is not a current employee or partner of a firm that is the Company's internal or external auditor

  •
  Has not been, and has not had an immediate family member who has been within the last three years, a partner or employee of the Company's internal or external auditor and personally worked on the Company's audit within that time

2018 PROXY STATEMENT	26

  •
  Has not had an immediate family member who is (i) a current partner of the Company's internal or external auditor, or (ii) a current employee of the Company's internal or external auditor who personally works on the Company's audit

  •
  Is not, and has not been within the last three years, part of an interlocking directorate in which a current executive officer of Wolverine Worldwide serves or served on the compensation committee of another company where the director or the director's immediate family member concurrently serves or served as an executive officer

  •
  Is not an employee of, and does not have an immediate family member who is an executive officer of, another company that has made payments to, or received payments from, Wolverine Worldwide for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or 2% of the other company's consolidated gross revenues

  •
  Has not had any other direct or indirect relationship with Wolverine Worldwide that the Board determines is material

BOARD COMMITTEES, MEETINGS AND MEETING ATTENDANCE

The Board has three standing committees: Audit, Compensation and Governance. Each committee meets periodically throughout the year, and reports its recommendations to the Board. The Company expects directors to attend every meeting of the Board and the committees on which they serve and to attend the annual meeting of shareholders. In 2017, all directors then serving on the Board attended the 2017 Annual Meeting of Shareholders, and all directors attended at least 75% of the meetings of the Board (5 meetings in 2017) and the committees on which they served. All directors are typically invited to and attend all committee meetings.

Each committee annually evaluates its performance to determine its effectiveness. The Board has determined that all committee members are "independent" as defined by NYSE listing standards. Furthermore, each Audit Committee member satisfies the NYSE "financial literacy" requirement. In addition, the Board has determined that Mr. Boromisa and Mr. Gerber are "audit committee financial experts" under Securities and Exchange Commission ("SEC") rules. Each committee's charter, with a complete list of the duties and responsibilities is available on the Company's website at www.wolverineworldwide.com/investor-relations/corporate-governance/.

AUDIT COMMITTEE

Committee Members	• Gerber (Chair) • Boromisa • Divol • Lauderback • Volkema

Number of Meetings in 2017	6

Highlighted Responsibilities

•

Appoints, evaluates and oversees the work of the independent auditors and oversees the internal audit function

•

Oversees the integrity of the Company's financial statements, financial reporting process and internal controls

•

Oversees the Company's policies and systems regarding risk assessment and management and the Company's compliance with legal and regulatory requirements

2018 PROXY STATEMENT	27

COMPENSATION COMMITTEE

Committee Members	• Gromek (Chair) • Boromisa • Boswell • Gerber • Long

Number of Meetings in 2017	8

Highlighted Responsibilities

•

Assists the Board in fulfilling its responsibilities relating to executive compensation and the Company's compensation and benefit policies and programs

•

Oversees the overall compensation structure, policies and programs, including whether the compensation structure establishes appropriate incentives for management and employees

•

Oversees the Company's management of risks relating to management resources, organization structure and succession planning, hiring, development and retention processes, as well as those relating to the Company's compensation structure, policies and programs

GOVERNANCE COMMITTEE

Committee Members	• Volkema (Chair) • Boswell • Divol • Gromek • Lauderback • Long

Number of Meetings in 2017	5

Highlighted Responsibilities

•

Assists the Board in fulfilling its responsibilities on matters and issues related to the Company's corporate governance practices

•

In conjunction with the Board, establishes qualification standards for membership on the Board and its committees and recommends qualified individuals to become Board members or serve for re-election as directors

•

Develops and recommends to the Board for its approval an annual self-evaluation process for the Board and its committees, and oversees the evaluation process

2018 PROXY STATEMENT	28

Non-Employee Director Compensation in Fiscal Year 2017

The Company's non-employee director compensation philosophy is to pay compensation that is competitive with the compensation paid by companies of similar size, in similar industries and with whom Wolverine Worldwide competes for director candidates. The Governance Committee, with input from management and from the Compensation Committee's independent compensation consultant, reviewed director compensation and compared it to market data, including a comparison to director compensation for the Company's Peer Group, as defined on page 48, and to that of companies in the 2015-2016 National Association of Corporate Director Compensation Report. Based on this review non-employee director compensation for fiscal year 2017 did not change from fiscal year 2016 levels. The following table provides information concerning the compensation of the Company's non-employee directors for fiscal year 2017. Mr. Krueger receives compensation for his services as the Company's CEO and President, but does not receive any additional compensation for his service as a director or chairman.

	Fees Paid in Cash		Cash Amounts Voluntarily Deferred		Cash Amounts Deferred Through Annual Equity Retainers		Fees Earned or Paid in Cash[1]		Option Awards[2]		Totals
Boromisa	$97,000	+	-	+	$70,000	=	$167,000	+	$50,001	=	$217,001

Boswell	$90,000	+	-	+	$70,000	=	$160,000	+	$50,001	=	$210,001

Divol	$23,250	+	$69,750	+	$70,000	=	$163,000	+	$50,001	=	$213,001

Gerber	$117,000	+	-	+	$70,000	=	$187,000	+	$50,001	=	$237,001

Gromek	-	+	$109,000	+	$70,000	=	$179,000	+	$50,001	=	$229,001

Kollat	$130,000	+	-	+	$92,000	=	$222,000	+	$63,003	=	$285,003

Lauderback	$72,750	+	$24,250	+	$70,000	=	$167,000	+	$50,001	=	$217,001

Long	$94,000	+	-	+	$70,000	=	$164,000	+	$50,001	=	$214,001

O'Donovan	$70,000	+	-	+	$70,000	=	$140,000	+	$50,001	=	$190,001

Volkema	-	+	$112,000	+	$70,000	=	$182,000	+	$50,001	=	$232,001

1
Represents cash payments received or deferred by directors for fiscal year 2017. Directors may defer fees and receive stock units pursuant to the Director Deferred Compensation Plan (as defined below). The table shows the Fees Earned or Paid in Cash separated into Fees Paid in Cash, Cash Amounts Voluntarily Deferred, and Cash Amounts Deferred Through Annual Equity Retainers (required as part of the compensation program for directors) that will be paid out in shares of Wolverine Worldwide common stock.
2
Represents the aggregate grant date fair value of stock options granted to non-employee directors in fiscal year 2017, calculated in accordance with Accounting Standard Codification ("ASC") Topic 718, without regard to estimated forfeitures. The chart below lists the aggregate outstanding option awards held by non-employee directors at the end of fiscal year 2017. For valuation assumptions, see the Stock Based Compensation footnote to Wolverine Worldwide's Consolidated Financial Statements for fiscal year 2017 included in its Form 10-K for this year.

Name	Option Awards Outstanding at December 30, 2017 (#)	Name	Option Awards Outstanding at December 30, 2017 (#)
Boromisa	78,174	Kollat	90,476

Boswell	44,735	Lauderback	68,304

Divol	40,002	Long	60,642

Gerber	67,864	O'Donovan	78,174

Gromek	71,864	Volkema	55,326

2018 PROXY STATEMENT	29

The following table shows the non-employee director compensation program for fiscal year 2017:

	Compensation Plan for 2017

Component	Cash	Options[1]	Stock Units[2]
Newly Appointed or Elected Director	$0	Number of options with a grant date value of $65,000, determined using the Black Scholes method.

Annual Director Fee	$70,000	Number of options with a grant date value of $50,000, determined using the Black Scholes method.	Number of stock units with a grant date value of $70,000, determined by dividing the dollar amount by the closing market price of the Company's common stock on the grant date. Units are credited to the Amended and Restated Outside Directors' Deferred Compensation Plan, described below.

Audit Committee Annual Fee	$15,000

Audit Committee Chairperson Annual Fee	$20,000

Compensation Committee Annual Fee	$12,000

Compensation Committee Chairperson Annual Fee	$15,000

Governance Committee Annual Fee	$12,000

Governance Committee Chairperson Annual Fee	$15,000

Lead Director Annual Fee	In lieu of the standard Annual Director Fee, the Lead Director was paid a Cash Retainer of $130,000.	In lieu of the standard stock option grant, the Lead Director received a number of stock options with a grant date value of $63,000, calculated in the same manner as the standard grant.	In lieu of the standard stock unit grant, the Lead Director received stock units with a grant date value of $92,000, calculated and credited in the same manner as the standard grant.

1
For fiscal year 2017, Messrs. Boromisa, Gerber, Gromek, Long, O'Donovan and Volkema and Mses. Boswell, Divol and Lauderback each received 9,091 options (11,455 for Mr. Kollat) granted in May 2017 under the Stock Incentive Plan of 2016. The exercise price of options granted is equal to the closing market price of Wolverine Worldwide's common stock on the date of grant. Stock options granted to non-employee directors are fully vested upon grant.

2
For fiscal year 2017, one grant was made on the first business day of each calendar quarter. For fiscal year 2017, the Company credited each of Messrs. Boromisa, Gerber, Gromek, Long, O'Donovan and Volkema and Mses. Boswell, Divol and Lauderback with an aggregate of 2,739 stock units and credited Mr. Kollat with an aggregate of 3,600 stock units. Stock units granted to our non-employee directors are fully vested on the grant date and are credited under the Amended and Restated Outside Directors' Deferred Compensation Plan (described below).

The Company also:

  •
  Pays director expenses associated with Board and committee meetings, other Company functions, and industry functions

  •
  Pays spousal travel expenses associated with certain meetings

  •
  Reimburses directors for some expenses relating to director education

  •
  Provides samples of its products that have nominal value

  •
  Provides office space and administrative assistance to directors who visit Company locations

2018 Updates.    After a review of Wolverine's director compensation program compared to both its peer group and broader industry market surveys (FW Cook 2016 Director Compensation Report and NACD 2016-2017 Compensation Update Report), the Company modified director compensation as follows for 2018. Prior to this update, the Company had not adjusted its director compensation since 2015:

  •
  Increased overall annual equity grant value by $10,000

2018 PROXY STATEMENT	30

  •
  Changed the form of equity to 100% restricted stock units that vest in one year

  •
  Increased the Compensation Committee and Audit Committee chair cash fees by $5,000

  •
  Added directors as potential participants in the Company's existing Deferred Compensation Plan (formerly known as the Executive Deferred Compensation Plan), a plan that allows for the deferral of cash fees into general investment options — this option will be in addition to the option to defer under the Director Deferred Compensation Plan, as described immediately below

Director Deferred Compensation Plan.    The Company's Amended and Restated Outside Directors' Deferred Compensation Plan (the "Director Deferred Compensation Plan") is a supplemental nonqualified deferred compensation plan for non-employee directors. A separate non-employee director deferred compensation plan applies to benefits accrued under that plan before January 1, 2005. The Director Deferred Compensation Plan permits all non-employee directors to voluntarily defer, at their option, 25%, 50%, 75% or 100% of their director fees. The Company establishes a book account for each non-employee director and credits the director's account with the annual equity retainer amount as described above and with a number of stock units equal to the amounts voluntarily deferred, each divided by the closing market price of common stock on the payment/deferral date. The Company also credits director accounts with dividend equivalents on amounts previously deferred in the form of additional stock units. The amounts credited to director accounts are treated as if invested in Wolverine Worldwide common stock. The number of stock units held in director accounts is set forth under the "Stock Ownership By Management and Others" table below.

Upon a director's termination of service, or such later date as a director selects, the Company distributes the stock units in the director's book account in shares of Wolverine Worldwide common stock in either a single, lump sum distribution or annual installment distributions over a period of up to 20 years (10 years under the plan for benefits accrued before January 1, 2005). The Company converts each stock unit to one share of Wolverine Worldwide common stock.

Upon a "change in control," the Company distributes to the director, in a single, lump sum distribution, Wolverine Worldwide common stock in a number of shares equal to the stock units credited to a director's book account. The Deferred Compensation Plan defines "change in control" as any of the following:

  •
  The acquisition by any person, or by more than one person acting as a group, of more than 50% of either (i) the then outstanding shares of common stock of Wolverine Worldwide or (ii) the total fair market value of Wolverine Worldwide

  •
  The acquisition by any person, or more than one person acting as a group, during the 12 month period from and including the date of the most recent acquisition, of ownership of 30% or more of the outstanding common stock of Wolverine Worldwide

  •
  The replacement of a majority of the individuals who constitute the Board during any 12 month period by directors whose appointment or election is not endorsed by a majority of the directors prior to the date of the appointment or election

  •
  The acquisition, during any 12 month period ending on the date of the most recent acquisition, by any person of assets from Wolverine Worldwide having a gross fair market value of at least 40% of the gross fair market value of all the assets of Wolverine Worldwide immediately before the acquisition

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

Each non-employee director must attain (and maintain) a minimum stock ownership level (including owned shares, the in the money value of stock options, and stock units under the Directors' Deferred Compensation Plan) equal to six times the non-employee director annual cash retainer prior to being able to gift or sell any Company stock. During 2017, all non-employee directors were in compliance with these guidelines.

2018 PROXY STATEMENT	31

Securities Ownership of Officers and Directors and Certain Beneficial Owners

FIVE PERCENT SHAREHOLDERS

The following table sets forth information about those holders known by Wolverine Worldwide to be the beneficial owners of more than five percent of Wolverine Worldwide's outstanding shares of common stock as of March 12, 2018:

Amount and Nature of Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Sole Voting Power	Sole Investment Power	Shared Voting Power	Shared Investment Power	Total Beneficial Ownership	Percent of Class[4]

ArrowMark Colorado Holdings, LLC[1] 100 Fillmore St., Suite 325 Denver, CO 80206	4,787,969	4,787,969	-	-	4,787,969	5.0%

BlackRock, Inc.[2] 55 East 52nd Street New York, NY 10055	11,830,084	12,032,149	-	-	12,032,149	12.6%

The Vanguard Group[3] 100 Vanguard Boulevard Malvern, PA 19355	183,790	8,446,510	12,875	188,840	8,635,350	9.1%

1
Based solely on information set forth in a Schedule 13G/A filed on February 9, 2018.
2
Based solely on information set forth in a Schedule 13G/A filed on January 19, 2018.
3
Based solely on information set forth in a Schedule 13G/A filed on February 9, 2018.
4
Based on 95,248,198 shares outstanding as of March 12, 2018.

2018 PROXY STATEMENT	32

STOCK OWNERSHIP BY MANAGEMENT AND OTHERS

The following table sets forth the number of shares of common stock beneficially owned as of March 12, 2018, by each of the Company's directors and named executive officers and all of the Company's directors and executive officers as a group:

	Amount and Nature of Beneficial Ownership of Common Stock[1]
	Deferred Stock Units, Sole Voting and/or Investment Power[2,3]	Shared Voting or Investment Power[4]	Stock Options[5]	Total Beneficial Ownership	Percent of Class[6]
Jeffrey M. Boromisa	67,674	27,972	71,864	167,510	*

Gina R. Boswell	11,517	-	44,735	56,252	*

Roxane Divol	17,406	-	40,002	57,408	*

William K. Gerber	40,257	-	61,994	102,251	*

Joseph R. Gromek	110,877	-	71,864	182,741	*

David T. Kollat	304,018	-	84,166	388,184	*

Blake W. Krueger	1,202,522	39,739	1,186,700	2,428,961	2.52%

Brenda J. Lauderback	62,235	-	61,994	124,229	*

Nicholas T. Long	18,776	-	60,642	79,418	*

Timothy J. O'Donovan	584,565	-	61,994	646,559	*

Todd W. Spaletto	9,819	-	-	9,819	*

Michael D. Stornant	156,326	-	161,764	318,090	*

Michael A. Volkema	63,913	-	55,326	119,239	*

Richard J. Woodworth	120,186	-	83,689	203,875	*

James D. Zwiers	125,067	154,025	209,100	488,192	*

All directors and executive officers as a group (17 people)	3,042,827	221,736	2,410,665	5,675,228	5.81%

    *
    Represents beneficial ownership of less than 1%.

    1
    The numbers of shares stated are based on information provided by each person listed and include shares personally owned of record and shares that, under applicable regulations, are considered to be otherwise beneficially owned.
    2
    These numbers include restricted shares and performance shares held, which are subject to forfeiture if the terms of the award are not satisfied and also include deferred stock units held by directors under the Directors' Deferred Compensation Plan.
    3
    The table does not include the following time-vested restricted stock units and performance units owned by NEOs as of March 12, 2018:

	Restricted Units	Performance Units
Krueger	109,753	288,381

Spaletto	26,892	48,957

Stornant	24,764	41,817

Woodworth	22,230	37,737

Zwiers	23,604	40,069

    4
    These numbers include shares over which the listed person is legally entitled to share voting or investment power by reason of joint ownership, trust or other contract or property right and shares held by spouses, children or other relatives over whom the listed person may have influence by reason of such relationship.
    5
    The numbers represent shares that may be acquired within 60 days after March 12, 2018, by the exercise of stock options granted under Wolverine's various stock option plans. These numbers are also included in the Total Beneficial Ownership column.
    6
    As of March 12, 2018, based on 95,248,198 shares outstanding on that date plus the number of stock options exercisable by the specified person(s) within 60 days of March 12, 2018, as indicated in the "Stock Options" column.

2018 PROXY STATEMENT	33

Compensation Discussion and Analysis

SUMMARY

The Company's Compensation Discussion and Analysis ("CD&A") provides an overview and analysis of the executive compensation program for the Company's named executive officers ("NEOs"). For 2017, the Company's NEOs were:
Blake W. Krueger	Chairman, Chief Executive Officer and President
Todd W. Spaletto	President, Wolverine Outdoor & Lifestyle Group
Michael D. Stornant	Senior Vice President, Chief Financial Officer and Treasurer
Richard J. Woodworth	President, Wolverine Boston Group
James D. Zwiers	Executive Vice President

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Company's compensation philosophy is to provide executives with a competitive compensation package that is heavily weighted towards performance-based (performance shares and annual bonus) and variable (restricted stock or restricted stock units and, prior to 2017, stock options) compensation in order to encourage superior business and financial performance over the short and longer term and, by linking compensation with stock price performance, to closely align the interests of the Company's NEOs with those of its shareholders without encouraging excess risk-taking. The Compensation Committee (the "Committee") oversees the Company's executive compensation program.

The executive compensation program has four primary objectives:

  •
  Attract and retain talented NEOs who will lead Wolverine Worldwide and drive superior business and financial performance

  •
  Provide incentives for achieving specific pre-established near-term individual, business unit and corporate goals and reward the attainment of those goals
  •
  Provide incentives for achieving pre-established longer term corporate financial goals and reward the attainment of those goals

  •
  Align the interests of NEOs with those of the shareholders through incentives based on achieving performance objectives that enable increased shareholder value

Compensation Decisions in Context: Key 2017 Accomplishments and Financial Highlights; 2018 Focus

The Company performed well in 2017, delivering strong financial results, executing against its WOLVERINE WAY FORWARD transformation, and establishing its go-forward GLOBAL GROWTH AGENDA. In 2017, the Company:

  •
  Delivered over 45% total shareholder return ("TSR"), resulting in performance at the 88th percentile of companies in the Company's 2018 peer group (as described under "New Peer Group")

  •
  Delivered revenue of $2.35 billion, at the top end of original guidance

  •
  Delivered reported diluted EPS of $0.00; adjusted diluted EPS of $1.64, and, on a constant currency basis, $1.71 compared to $1.36 in 2016, growth of nearly 26%

2018 PROXY STATEMENT	34

  •
  Reduced year-end inventory by 20.6%

  •
  Returned value to shareholders through $0.24 per share cash dividends and over $42 million in share repurchases

  •
  Substantially completed the Company's strategic transformation and established the Company's GLOBAL GROWTH AGENDA, focusing the Company on future organic growth

  •
  Completed divestitures of the Sebago and Bates Department of Defense businesses and licensed the Stride Rite brand

  •
  Accelerated our omnichannel transformation  — closing 215 stores while investing in eCommerce

  •
  Drove considerable efficiencies through supply chain improvements, including consolidation of factory base

CEO Annual Bonus/TSR Analysis

The below graphic shows the CEO's target bonus opportunity compared to his actual annual bonus earned over the last three years, which demonstrates the Company's pay for performance philosophy in action: there is clear directional alignment between the Company's TSR performance and the CEO's annual bonus achievement over these periods. The Company's three-year TSR for this period was at the 68th percentile of the Company's 2018 peer group while average CEO annual bonus payout was below target. The CEO's target annual bonus opportunity has not increased over the last three years and was not increased for 2018.

2018 PROXY STATEMENT	35

2017 Compensation Program Overview

The Company's executive compensation program consists of base salary, annual bonus, long-term incentive compensation, and benefits. A breakdown of base salary, annual performance bonus, and long-term incentive compensation is illustrated below:

ELEMENT	COMPONENT	METRICS	WHAT THE PAY ELEMENT REWARDS

Base Salary	• Cash	• Fixed amount based on responsibilities, experience and market data	• Scope of core responsibilities, years of experience, and potential to affect the Company's overall performance

Annual Performance Bonus	• Company/Business Unit Cash Bonus • Individual Cash Bonus • Operating Margin Modifier	• 50%-85% revenue and adjusted pretax earnings[1] • 15%-50% specific individualized performance targets[1] • Payout adjusted up/down up to plus or minus 25% based on operating margin modifier

•

Achieving specific corporate business and/or divisional objectives over which the NEO has reasonable control

•

Achieving specific personal objectives

•

Achieving key financial metric, consistent with communicated objectives

Long-Term Incentive Compensation	• Performance share units • Time-vesting restricted stock units

•

Uses the following performance metrics (weighted as indicated)

•

65% Adjusted earnings per share

•

35% Adjusted business value-added

•

Relative TSR adjusted total payout up/down up to plus or minus 25%

•

Four-year vesting for time- vested restricted stock units

•

Balances focus on near-term profitability with longer-term shareholder value creation

•

Achieving long-term corporate objectives

•

Driving long-term shareholder value

•

Continued, long-term employment at Wolverine Worldwide

•

Adjusted to increase (or reduce) payout based on relative TSR performance

  1
  Certain individuals had a higher percentage of Annual Bonus tied to the Company's achievements against its WOLVERINE WAY FORWARD transformation initiative, as described in more detail in the "Annual Bonus" section.

Pay at Risk

Under the Company's compensation program, a significant portion of the compensation awarded to the NEOs generally, and to the CEO in particular, is at risk (contingent upon the attainment of various pre-established short and long-term financial goals) and variable (contingent on the performance of the Company's stock price). NEO compensation that is significantly at risk and variable, incentivizes superior business and financial performance and, by linking compensation with stock price performance, aligns the interests of executives with those of shareholders.

2018 PROXY STATEMENT	36

The following graphic illustrates the increase to the percentage of 2017 NEO target compensation that is at risk:

CEO 2016 vs. 2017 Target Total Compensation

Other NEO 2016 vs. 2017 Target Total Compensation

Long-Term Incentive Program Mix

The Committee modified the mix of vehicles used for long-term incentive compensation in 2017 and going forward. Beginning in 2017, the long-term incentive program does not utilize stock options and reflects a mix of 70% performance stock units and 30% time vested restricted stock units for the CEO. For other NEOs, the 2017 mix changed to 60% performance stock units and 40% time vested restricted stock units. This change is intended to strengthen the Company's pay for performance philosophy while balancing retention objectives, create stronger alignment with shareholders and simplify the compensation program.

2018 PROXY STATEMENT	37

Compensation Best Practices

What we do	What we do not do

✓

Vast majority of pay is at risk or variable, i.e., performance based or equity-based or both

✓

Stringent share ownership requirements (6x base salary for CEO)

✓

Broad-based clawback policy

✓

Significant vesting horizon for equity grants

✓

Double trigger equity acceleration (for grants in 2017 and beyond)

✓

Independent Compensation Committee Consultant

✗

No dividends or dividend equivalents on unearned performance shares/units

✗

No repricing or replacing of underwater stock options

✗

No overlapping metrics

✗

No excessive or unnecessary perquisites

✗

No hedging, pledging, or short sales of Company stock

2018 PROXY STATEMENT	38

Compensation Discussion and Analysis

2017 COMPENSATION PROGRAM OVERVIEW

Setting Targets

Each February, the Committee recommends (and the independent directors approve) target compensation for the CEO for the upcoming year after considering the latest available information, including the Company's TSR and other business and financial performance, information provided by the Committee's compensation consultant regarding executive compensation trends and compensation paid to other chief executive officers of companies in the compensation peer group (described below), and information provided by management on recent Company performance and the Company's future business and financial outlook. The Committee's goal is to set the CEO's compensation in line with the anticipated market median compensation for that year.

Given the significant weight the Company's executive compensation program places on at risk and variable compensation, the compensation realized by the CEO and NEOs can be significantly affected, both positively and negatively, by performance against the various operational and financial performance metrics pre-established by the Committee and by the performance of the Company's stock. The Board and Committee believe such a compensation program aligns the interests of the CEO and other NEOs with the interests of the shareholders.

The Company's executive compensation program consists of four primary elements: base salary, annual bonus, long-term incentive compensation and benefits. These elements are described in greater detail below.

Base Salary

As part of approving an NEO's base salary, the Committee considers a variety of factors including individual responsibilities, experience, skills, and potential to affect Wolverine Worldwide's overall performance, as well as market surveys and peer group information. The Committee considers these compensation factors subjectively, and no single factor or combination of factors was determinative in setting base salaries for any NEO for fiscal 2017.

Based on the above factors, the Committee approved the 2017 base salaries for the NEOs as noted in the following table. The Committee held CEO salary flat in 2017 for the fourth year in a row (and held it flat again in 2018). The 2.0%-2.5% base salary increases for Messrs. Stornant, Woodworth and Zwiers were based on their annual performance evaluations as well as consideration of peer group and broad-based industry compensation data, as described in detail below. Mr. Spaletto's base salary and other compensation was set in connection with his hiring in 2017 and was based on his experience, market and industry information, and on negotiations between Mr. Spaletto and the Company.

Name	2017 Base Salary	2016 Base Salary
Krueger	$1,150,000	$1,150,000

Spaletto	$575,000	—

Stornant	$564,000	$550,000

Woodworth	$564,000	$550,000

Zwiers	$658,000	$645,000

2018 PROXY STATEMENT	39

Annual Bonus

In 2017, each NEO had the opportunity to earn annual cash incentive compensation ("annual bonus"), consisting of a performance bonus and an individual performance bonus, and further subject to a modifier:

	Key Factors	2017 Company Metrics
Performance Bonus

•

Based on performance measured against Company and/or business unit performance criteria established at the beginning of 2017

•

Payout determined by comparing performance against four performance levels set for each pre-set criterion: threshold (25% payout), target (100% payout), goal (150% payout) and stretch (200% payout)

• Revenue (35%) • Adjusted pretax earnings (65%)

Individual Performance Bonus

•

Measured against individual performance criteria

•

Each NEO's payout was determined by comparing individual performance against specific individual criteria set at the beginning of 2017

•

Payouts can range from 0% to 200% depending on the NEO's performance against individual performance objectives

• Vary by each NEO

Modifier	• Total payout based on the above two components adjusted up or down by up to 25% based on adjusted operating margin performance	• +/- 25% adjusted operating margin modifier

A percentage of each NEO's 2017 base salary was set as the annual bonus target percentage (the "Target Bonus Percentage"). The Target Bonus Percentage represents the percentage of each NEO's base salary that could be earned as annual incentive compensation at a "target" performance level (100% payout) for each of the performance bonus and individual performance bonus. Generally, the Committee sets higher Target Bonus Percentages for individuals with greater influence on business strategy, profit or sales. This puts a larger percentage of an NEO's total potential cash compensation at risk, in line with the NEO's ability to influence these factors. For 2017, Mr. Krueger had a Target Bonus Percentage of 125% of his base salary and each other NEO had a Target Bonus Percentage of 55% of his base salary.

The Committee selected fiscal year 2017 revenue and adjusted pretax earnings as metrics for the performance bonus because it believes a strong correlation exists between performance on these financial measures and increases in shareholder value. The Committee also added an adjusted operating margin modifier for 2017 to more directly align with the Company's operational transformation and publicly-stated financial objectives.

Performance Bonus

Messrs. Krueger and Stornant had significant influence on the Company's overall business performance and, accordingly, their respective performance bonus opportunity (85% of their total annual bonus opportunity) is based on the Company performance criteria only. Messrs. Spaletto, Woodworth and Zwiers were directly responsible for specific business units and exert a significant influence on those business units in particular, in addition to influencing Company performance. Accordingly, for each of these NEOs, a larger percentage of their overall annual bonus opportunity was based on business unit performance, with a smaller percentage based on the Company's performance, as reflected in the table on page 43. In addition, given each of these NEO's impact on the success of the WOLVERINE WAY FORWARD Company transformation, each had an increased percentage of his total annual bonus opportunity shifted to measures relating to this transformation, and these measures were included in the Individual Performance Bonus portion of the annual bonus.

As shown in the table below, the Committee also set four performance levels for each criterion: threshold (25% payout), target (100% payout), goal (150% payout) and stretch (200% payout). The Committee set the revenue and pretax earnings goals for these performance levels following a review of the Company's operating plan, historical performance, and industry and macroeconomic conditions. The revenue performance targets, though lower than 2016 targets, were set aggressively in light of the difficult industry and macroeconomic conditions. Revenue performance at target (100%) was set above the mid-point of the Company's initial 2017 guidance, and goal performance (150%) was set above the top end of the guidance. Despite the planned decrease in revenue, the Committee set higher adjusted pretax earnings targets compared to 2016, reflecting the expectation of improved adjusted profitability driven by the WOLVERINE WAY FORWARD transformation. The adjusted operating margin modifier was set at a level needed to pace the Company to reach its stated goal of 12%

2018 PROXY STATEMENT	40

adjusted operating margin by 2018; the Company expects to achieve this goal ahead of its original schedule based on strong 2017 performance.

Company Performance Level	in millions

(% of Target Payout)[1]	Revenue[2,3]	Adjusted Pretax Earnings[2,3]
Threshold (25%)	$2,186.7	$187.0

Target (100%)	$2,335.0	$211.7

Goal (150%)	$2,403.9	$226.5

Stretch (200%)	$2,495.9	$241.3

1
The maximum payout (before the effect of the modifier) an NEO can receive is 200% of his Target Bonus Percentage, even if performance is above stretch, and an NEO would receive 0% of his Target Bonus Percentage if performance is below threshold.
2
Adjusted pretax earnings are earnings before income taxes, excluding the effect of acquisitions, divestitures, accounting changes, restructuring, or other special charges or extraordinary items excluded by the Compensation Committee. Pretax earnings for 2017 exclude impairment of intangible assets, environmental and other related costs, organizational transformation costs which include gains or losses from divestures, restructuring and other related costs and operating losses from stores closing in 2017. Revenue results were adjusted for the licensing of the Stride Rite business in 2017 and for extended store closure dates.
3
2017 revenue performance fell between target and goal, resulting in a 135% payout on this measure. 2017 pretax earnings performance was between target and goal, resulting in a 146% payout.

For each business unit, the Committee sets the revenue and adjusted pretax earnings goals at substantially similar levels of difficulty as the goals for the Company and with a similar degree of difficulty as in prior years. The below table shows historical weighted performance levels achieved by the business units using these performance criteria for the years for which a meaningful comparison can be made.

	Historical Group Performance[1]
	2017	2016	2015	2014	2013
Wolverine Boston Group	Between threshold and target	Between threshold and target	Below threshold	Below threshold	Between threshold and target

Wolverine Outdoor & Lifestyle Group	Between target and goal	Between threshold and target	Between target and goal	Between target and goal	Between target and goal

1
The brand groups were changed in 2016. The performance information above is for the historical group closest in makeup to the current group.

In February 2018, the Committee certified actual 2017 performance compared to the performance levels for the Company and business unit criteria. The Company's fiscal year 2017 adjusted revenue was approximately $2.384 billion, which was between target and goal level. The Company's adjusted pretax earnings for fiscal year 2017 were $225.0 million, which was between target and goal level. The weighted average results for the applicable performance criterion are shown in the below table:

	2017 Performance	Overall Weighted Payout by Group
Wolverine Boston Group	Between threshold and target	79%

Wolverine Outdoor & Lifestyle Group	Between target and goal	136%

Wolverine Worldwide	Between target and goal	142%

For 2017, the Company paid the NEOs the following amounts relating to the performance bonus.

Name	Performance Bonus (as a % of Total Annual Bonus Opportunity)	Performance Bonus Opportunity (as a % of an NEO's Target Percentage)	Performance Bonus Percentage Earned[1]	Performance Bonus Paid[1,2]
Krueger	85%	0 - 200%	142%	$1,735,148

Spaletto	70%	0 - 200%	138%	$258,207

Stornant	85%	0 - 200%	142%	$372,822

Woodworth	70%	0 - 200%	97%	$210,006

Zwiers	50%	0 - 200%	138%	$249,778

1
Percentages earned and bonuses paid vary due to the relative performance of various business units versus overall corporate performance.
2
Not including Individual Performance Bonus.

2018 PROXY STATEMENT	41

Individual Performance Bonus

At the same time Target Bonus Percentages are set, the CEO approves measurable personal objectives for each NEO's individual bonus, other than for himself. The CEO submits, and the Committee reviews and approves, with such changes as it considers appropriate, the CEO's personal objectives. Such measurable personal objectives may include goals such as executing strategies supporting the Company's vision, developing employees, growing new business initiatives and driving operational excellence. Performance is evaluated by the CEO (or, in the case of the CEO, by the Committee and the other independent directors) based on qualitative and quantitative factors. For 2017, the Company focused NEO Individual Performance Bonuses on execution against the Company's WOLVERINE WAY FORWARD transformation and increased the percentage of the overall bonus tied to achievement of critical transformation goals. Summaries of the specific personal objectives for each NEO are outlined in the table below:

NEO	2017 Personal Objectives
Krueger	Global Way Forward, People and Teams, Cash Flow

Spaletto	Global Way Forward, Target Year-end Backing Increase and Q4 at-Once Increase, Lead the Brand Growth Work Stream, Drive Change within OLG Division

Stornant	Global Way Forward, Restructure Global Finance Organization, Drive Brand Growth, Activities to Achieve Mid-single Digit Organic Growth in 2018

Woodworth	Global Way Forward, Target Year-end Backing Increase and Q4 at-Once Increase, Salesforce Way Forward Work Stream

Zwiers	Global Way Forward, Canada & eCommerce Revenue and Pretax Earnings to Meet and Exceed Plan, Action and Support the Portfolio Management Pillar of the Way Forward

Each personal objective is given a rating from "does not achieve" to "exceptional," with weighted performance ratings and payouts consistent with the following table:

Personal Objectives Rating	2017 Payout Level
Exceptional	200%

Far Exceeds	175%

Exceeds	150%

Achieves	100%

Achieves Some But Not All	50%

Does Not Achieve	0%

The CEO recommended, and the Committee approved, the 2017 cumulative weighted personal objectives scores and payout levels for each of the NEOs other than himself. The Committee and the other independent directors of the Board met with the CEO at the end of the year to evaluate his performance against his personal objectives. The Committee determined the cumulative weighted personal objectives score for the CEO and recommended to the independent directors of the Board the CEO's payout level.

Name	Individual Performance Bonus (as a % of Total Annual Bonus Opportunity)	2017 Individual Bonus Opportunity (as a % of an NEO's Target Percentage)	2017 Individual Bonus Percentage Achieved	2017 Individual Bonus Paid
Krueger	15%	0 - 200%	132.5%	$285,703

Spaletto	30%	0 - 200%	117.5%	$94,328

Stornant	15%	0 - 200%	131.3%	$60,808

Woodworth	30%	0 - 200%	112.5%	$104,243

Zwiers	50%[1]	0 - 200%	125.0%	$225,414

1
Mr. Zwiers served as Chief Transformation Officer for the WOLVERINE WAY FORWARD and so had a higher percentage of his annual bonus opportunity tied to this transformation initiative through the Individual Performance Bonus than other NEOs.

Overall annual bonus payouts for Messrs. Spaletto and Zwiers were less in 2017 as a result of the increased percentage of annual bonus dedicated to Individual Performance Bonus than they would have been if the Individual Performance Bonuses had represented only 15% of the annual bonus opportunity as it had for NEOs in previous years, and Mr. Woodworth's payout was slightly higher.

2018 PROXY STATEMENT	42

Adjusted Operating Margin Modifier

The Committee set the following annual bonus payout operating margin modifier for 2017. In addition, to add a measure of line-of-sight accountability, for any positive adjustment to apply based on Company adjusted operating margin, as detailed below, the brand group for which an NEO has primary responsibility must have met its specific adjusted operating margin plan:

  •
  Less than 100bps adjusted operating margin improvement vs. 2016 ➡ 25% negative adjustment

  •
  100bps to 150bps improvement ➡ no adjustment

  •
  151bps to 200bps improvement ➡ 10% positive adjustment

  •
  More than 200bps improvement ➡ 25% positive adjustment

The Company achieved 10.9% adjusted operating margin in 2017, more than a 200bps, very strong improvement over 8.5% adjusted operating margin in 2016. Based on this performance (and the achievement of the respective group adjusted operating margin targets for the Wolverine Outdoors & Lifestyle Group and the Wolverine Boston Group, as required for their respective Presidents to participate in any upward adjustment based on Company performance) the overall payouts for each NEO included a 25% positive adjustment.

Each NEO's total annual bonus opportunity for 2017 ranged from 0% to 200% of Target Bonus Percentage before applying the adjusted operating margin modifier. The accompanying table shows the aggregate annual incentive compensation payout earned by each NEO for 2017, as well as the portion of that aggregate number that is attributable to the performance bonus and individual performance bonus and the effect of the adjusted operating margin modifier.

1
Based on revenue and pretax earnings performance criteria for the Company, as described above under "Annual Bonus  — Performance Bonus."
2
Based on revenue and pretax earnings as the performance criteria for the Wolverine Outdoor & Lifestyle Group.
3
Based on revenue and pretax earnings as the performance criteria for the Wolverine Boston Group.

2018 PROXY STATEMENT	43

2018 Annual Bonus Plan Update

Given the Company's significant progress toward and confidence in achieving its 2018 adjusted operating margin goal and its shift in strategic focus to the Company's GLOBAL GROWTH AGENDA, the Company made two important changes to the 2018 Annual Bonus Plan:

  •
  Shifted the mix of the Performance Bonus component from 65% pretax/35% revenue to 55% pretax/45% revenue to increase emphasis on organic growth

  •
  Changed the modifier to focus on growth in 2018 year-end backlog to further focus the Company on organic growth leading into 2019

LONG-TERM INCENTIVE COMPENSATION

In 2017, each NEO had the opportunity to earn long-term incentive compensation comprised of a mix of performance share units and time-based restricted stock unit awards.

	Key Factors	Performance Share Metrics[1]
Performance Share Units	• Performance shares are based on performance criteria covering three-year periods • Awards balance focus on near term profitability with longer term shareholder value creation	• Fully diluted adjusted EPS (65%) • Adjusted Business Value Added ("BVA")[2] (35%)

Time-Based Restricted Stock Unit Awards	• Encourages employee retention and rewards increases in stock price

1
EPS is calculated on a fully diluted basis and EPS and BVA are each adjusted to account for and exclude the effects of acquisitions, divestitures, accounting changes, restructuring, or other similar special charges or extraordinary items excluded by the Committee, including foreign exchange.
2
BVA is calculated by starting with operating income determined in accordance with U.S. generally accepted accounting principles ("GAAP"), and then reducing operating income by (1) an amount for income taxes where the effective tax rate used to calculate the income tax amount is determined in accordance with GAAP (adjusted consistent with EPS adjustments, as described above), and (2) a capital charge equal to a 14 point average of "net operating assets" during the fiscal year (with "net operating assets" defined as the net of trade receivables (net of reserves), inventory (net of reserves), other current assets, property, plant and equipment, trade payables and accrued liabilities) multiplied by 10%.

The Committee believes EPS is a key metric that plays an important role in driving shareholder value and that it further aligns the interests of the NEOs with other shareholders. The Committee believes that BVA is useful for determining incentive compensation because it ties the income statement (profit delivery) to the balance sheet (effective asset utilization) and does not focus on one to the exclusion of the other. The Committee further believes that focusing NEOs' interests on increasing BVA aligns their interests more closely with shareholder interests. The use of both EPS and BVA balances the NEOs' focus on near term profitability with longer term shareholder value. Shareholders gave positive feedback on these measures during the Committee's shareholder outreach. The Committee weighted EPS 65% and BVA 35% when determining the overall performance level. For the 2017-2019 performance period, the Committee added a relative TSR modifier that provides a 25% positive adjustment for TSR performance in the top quartile of the Company's peer group and a 25% negative adjustment for performance in the bottom quartile of the peer group.

The Committee has chosen to provide long-term incentives in these forms because they incentivize and motivate different behaviors. Performance share units reward the achievement of key business criteria. Time-based restricted stock units encourage employee retention by providing some level of value to executives who remain employed during the vesting period. The use of restricted stock units also supports an ownership culture and thereby encourages executives to take actions that are best for the Company's long-term success. Both forms of long-term incentive compensation reward increased Company stock price.

2015-2017 Performance Shares

The following table lists the performance levels set by the Committee for performance share awards granted for the 2015-2017 performance period, the vesting of which occurred on February 7, 2018 following the Committee's certification of 2015-2017 financial results.

Performance Level (Percentage of Target Payout)	Cumulative EPS for the 2015- 2017 period[1]	Cumulative BVA for the 2015- 2017 period[1] (in millions)
Threshold (50%)	$4.34	$327.2

Target (100%)	$4.75	$358.8

Goal (150%)	$5.21	$396.1

Stretch (200%)	$5.66	$432.1

1
Adjusted as described above.

2018 PROXY STATEMENT	44

In February 2018, the Committee evaluated the Company's performance for the 2015-2017 performance period against the criteria set forth in the table above and certified that the Company's performance on both the EPS and BVA criteria fell between target and goal performance levels. The Committee weighted the EPS attainment ($4.84; 110% of target performance) at 65% and the BVA attainment ($361.9 million; 104% of target performance) at 35%, resulting in a weighted average performance of 108%. The vesting of the number of performance shares based on this performance is shown for each NEO in the table below. In calculating the number of shares that vest, the Company uses the stock price on the date of the grant, which results in the NEOs bearing the risk of stock price performance during the performance period.

The following table lists the number of shares that vested for each NEO under the 2015-2017 performance share grant:

Name	Shares Vesting (#)
Krueger	88,557

Spaletto	6,026	[1]

Stornant	5,691

Woodworth	11,944

Zwiers	13,935

1
Mr. Spaletto was granted prorated awards for open performance periods upon his hire, based on his ability to affect performance during the remainder of these employment periods. His vesting is prorated based on the time he worked during the 2015-2017 period.

2017 Performance Share Awards

In the beginning of 2017, the Committee evaluated each NEO's long-term incentive target payout opportunity expressed as a dollar amount at target grant value for the grant of performance shares for the 2017-2019 period. These values are higher than in previous years as a result of the greater weighting on performance units as a percentage of overall long-term incentive opportunity compared to previous years (70% of target long-term incentive opportunity for the CEO and 60% for the other NEOs). Like performance shares granted for the 2016-2018 performance period, performance units are eligible to vest based on achievement of adjusted constant-currency EPS goals (weighted 65%) and adjusted constant-currency BVA goals (weighted 35%). An NEO may earn none, some, all, or a multiple of the performance units granted, depending on Company performance against the EPS and BVA targets and base salary and target bonus percentage over the three-year performance period. For the 2017-2019 performance period, the Committee added a relative TSR modifier that provides a 25% positive adjustment for TSR performance in the top quartile of the Company's peer group and a 25% negative adjustment for performance in the bottom quartile of the peer group.

Name	2017-2019 Target[1]
Krueger	$3,692,500

Spaletto	$477,889

Stornant	$534,119

Woodworth	$502,320

Zwiers	$533,340

1
See footnote 2 to the Summary Compensation Table for the grant date fair value of these awards, which reflects an accounting valuation of the effect of the TSR modifier. Mr. Spaletto also received prorated grants for the 2015-2017 and 2016-2018 performance periods when hired in 2017.

The Company accrues, but does not pay, any dividends on any performance units during the performance period. Once the Committee certifies the Company's performance compared to the pre-determined performance criteria, the restrictions on some, all, none, or multiple of the performance share units awarded to each NEO will vest, and the NEO will receive accrued dividends only on the shares actually earned.

The Committee goes through a rigorous process in setting three-year EPS and BVA performance targets, including a careful review of the Company's prior year business and financial performance, current year operating plan and future expectations. To achieve target level EPS and BVA performance would require over 10% compounded annual growth over the performance period based on 2016 actual performance.

2018 PROXY STATEMENT	45

Restricted Stock Unit Awards

The accompanying table reflects the grant date value of the annual service-based restricted stock unit awards granted to each NEO.

Name	2017 Time-vested Restricted Stock Units
Krueger	$1,582,513

Spaletto	$574,522

Stornant	$356,086

Woodworth	$334,885

Zwiers	$355,583

The Committee generally grants annual equity awards at its regularly scheduled February meeting, and the independent directors of the Board approve equity grants to the CEO generally on the same day that the Committee meets. Stock units awarded vest 20% on the first and second anniversaries of the grant and 30% on the third and fourth anniversaries. Mr. Spaletto's grants include a sign-on grant of 10,000 restricted stock units. These stock units vest 50% on the first anniversary of the grant and 50% on the second anniversary. This grant to Mr. Spaletto was made as consideration for his agreeing to become the President of the Wolverine Outdoor & Lifestyle Group in 2017 and as a retention incentive as he transitions into the business.

BENEFITS

Retirement, Deferred Compensation and Welfare Plans

The NEOs participate in Wolverine Worldwide's medical and dental plans and receive life and disability insurance. In 2017, Messrs. Krueger, Stornant, and Zwiers also participated in the Wolverine Worldwide Employees' Pension Plan (a defined benefit plan) and the Wolverine World Wide, Inc. 409A Supplemental Executive Retirement Plan (an unfunded, non-qualified plan). For a description of the benefits under Wolverine Worldwide's retirement plans, see "Pension Plans and 2017 Pension Benefits" below.

All full time employees of the Company in the United States, including the NEOs, are also eligible to participate in one of Wolverine's 401(k) Plans (the "401(k) Plan"). Pursuant to the 401(k) Plan, employees, including the NEOs, may elect to defer a portion of their salary and receive a Company match on eligible deferrals of up to 3% of salary for 2017 (4.5% for those who do not participate in the Pension Plan), subject to limits set forth in the Internal Revenue Code of 1986, as amended. In 2016, the Company adopted the Wolverine Worldwide Executive Deferred Compensation Plan (the "Deferred Compensation Plan"). This plan allows executives and other eligible senior employees of the Company to elect to defer a portion of their eligible compensation. Wolverine Worldwide may, but need not, credit a participant with an additional discretionary Company contribution. No discretionary Company contributions were made in 2017. The Company adopted the Deferred Compensation Plan as a retention and recruitment tool to facilitate retirement savings and provide financial flexibility for key employees, and because many of the companies with which we compete for executive talent provide similar plans to their key employees. For a description of the benefits under the Deferred Compensation Plan, see "Nonqualified Deferred Compensation" below.

Perquisites

The Company provides limited perquisites to NEOs. The Company feels the perquisites that are provided round out a competitive total compensation package for each NEO. For details on perquisites, see footnote 6 to the "Summary Compensation Table" on page 52.

POST-EMPLOYMENT COMPENSATION

Each NEO is party to an Executive Severance Agreement that provides for certain payments and benefits upon termination of employment after a change in control of Wolverine Worldwide. The Board believes Executive Severance Agreements will motivate management to actively pursue a business transaction that is in the best interests of the shareholders, even if it could ultimately result in his or her job elimination, and also will promote management stability during the transition period accompanying a change in control. Each NEO is eligible to receive compensation if his employment is terminated within two years (Messrs. Spaletto, Stornant, Woodworth and Zwiers) or three years (Mr. Krueger) following a change in control of Wolverine Worldwide. Even following a change in control, an NEO does not receive payment under the Executive Severance Agreement if his employment terminates:

  •
  Due to death or retirement in accordance with Wolverine Worldwide's policy or as otherwise agreed,

2018 PROXY STATEMENT	46

  •
  For cause or disability, or

  •
  By resignation of the NEO, other than for "good reason," which is discussed under the heading "Benefits Triggered by Termination Other than For Cause or for Good Reason" and the heading "Benefits Triggered Upon a Change in Control," both under the heading "Potential Payments Upon Termination or Change in Control"

NEOs may also be eligible under Wolverine Worldwide's retirement plans or equity plans to receive certain payments and benefits upon termination of employment or in connection with a change in control as described in the "Potential Payments Upon Termination or Change in Control" section of this proxy statement.

Mr. Krueger is also party to a 2008 Separation Agreement under which he receives certain payments and benefits if the Company terminates his employment, even if not following a change in control, other than for "cause" or if he terminates his employment for "good reason." The Committee determined upon appointing Mr. Krueger as CEO that, given the Company's strategic initiatives the Board had asked him to lead, it was appropriate for the Company to enter into a separation arrangement.

The Company includes accelerated retirement vesting provisions for equity awards, provided certain conditions are met, and for the payout of a prorated annual bonus for a qualifying retirement more than six months into the fiscal year. You will find details on these provisions and information on benefits payable to Mr. Krueger under his Separation Agreement and to each of the NEOs under the Executive Severance Agreements, as well as information on the other retirement and equity plans of Wolverine Worldwide, in the "Potential Payments Upon Termination or Change in Control" section of this proxy statement.

COMPENSATION SETTING PROCESS

Setting Targets

The Committee goes through a rigorous process in setting performance targets, including a careful review of the Company's prior year business and financial performance, current year operating plan, and future expectations. The Committee engages with management in this process over several months leading up to setting final annual bonus and three-year performance targets in February.

Competitive Philosophy and Competitive Market Data

When making compensation recommendations and decisions, the Committee considers the CEO's assessment of the performance of each NEO, other than himself; the performance of the individual and the individual's respective business unit or function; the scope of the individual's responsibilities, years of experience with the Company (or in similar positions with other companies), skills and knowledge; market compensation data; market and economic conditions; Company performance; retention considerations; and Wolverine Worldwide's compensation philosophy (collectively, the "compensation factors"). The Committee considers these compensation factors both subjectively and objectively, and no single factor or combination of factors is determinative. With respect to CEO compensation, the Committee seeks to set compensation in line with the anticipated market median for a given year.

The Committee uses market surveys and Peer Group (as defined below) information provided by its compensation consultant as market reference points. The Committee also considers information the Company learns through recruiting NEOs and the experience levels and responsibilities of NEOs prior to joining the Company as reference points in setting NEO compensation.

As part of its competitive data review in connection with determining 2017 compensation, the Committee considered information presented by its independent compensation consultant Frederick W. Cook & Co. ("FW Cook") based on publicly-disclosed Peer Group information and on two published surveys: (1) 2016 Willis Towers Watson (WTW) CDB Executive Compensation Survey Report; and (2) 2016 US MBD Mercer Benchmark Database Executive Survey.

The Committee also took into account, and made significant program changes to 2017 compensation in response to, shareholder feedback following the Company's disappointing 2016 say on pay vote. Shareholder response to these changes was overwhelmingly positive, which translated to 98% support for our 2017 say on pay proposal.

2018 PROXY STATEMENT	47

Peer Group

The Committee, with input from FW Cook, updated its established peer group in 2017 after it had made 2017 compensation decisions. This updated peer group was used in connection with 2018 compensation decisions. For 2017, however, the following peer group was used (the "Peer Group"). In determining the Peer Group and the new peer group described below, the Committee considered each potential peer company's industry, channels of distribution, revenue and market capitalization. The Company also considered the typicality of a company's pay practices, excluding companies whose chief executive may not receive market compensation because of a founder relationship, family ownership position, or other similar relationships.

Aéropostale, Inc.Inc.	Carter's, Inc.	Dick's Sporting Goods, Inc.	Guess?, Inc.

American Eagle Outfitters Inc.	Chico's FAS, Inc.	DSW Inc.	Hanesbrands Inc.

Ascena Retail Group, Inc.	Coach, Inc.	Foot Locker, Inc.	PVH Corp

Caleres, Inc.	Deckers Outdoor Corporation	Genesco Inc.	Williams-Sonoma, Inc.

New Peer Group

In 2017 (after 2017 compensation decisions had been made), as part of its annual compensation review and in response to some shareholder concerns, the Committee evaluated each peer company within our 2017 peer group and decided to adopt a new peer group. The changes to the group ultimately create greater alignment of Company revenues with those of the peer group median through the removal of several larger companies. The following adjustments to the peer group were made in 2017 and used in connection with making 2018 compensation decisions:

REMOVED:	Aéropostale, Dick's Sporting Goods, PVH Corp., Williams-Sonoma

ADDED:	Express, G-III Apparel Group, Kate Spade, Skechers, The Children's Place

CEO Role

Within the framework of the Company's executive compensation program, the CEO recommends the level of base salary, annual bonus, long-term incentive compensation, equity awards and other compensation components for his direct reports, including the other NEOs. The CEO bases his recommendation upon his assessment of the compensation factors applicable to each NEO. The CEO considers these compensation factors both objectively and subjectively, and no single factor is determinative. The Committee discusses these recommendations with the CEO prior to setting the compensation for each NEO, other than the CEO. The Committee, however, ultimately determines all compensation for NEOs other than the CEO, whose compensation is determined by the independent directors as a whole.

Compensation Consultant Role

FW Cook was engaged as the Committee's independent compensation consultant in September 2016 and reports directly to the Committee. The Committee determines the scope of engagement and may replace the consultant or hire additional consultants at any time. The Committee has evaluated FW Cook's independence under the rules established by the NYSE and has determined that FW Cook is "independent" as defined by NYSE rules. In addition, the Committee has evaluated whether the engagement of FW Cook raised any conflicts of interest and has determined that no such conflicts of interest exist.

At the Committee's invitation, a representative of FW Cook generally attends all Committee meetings and also communicates with the Committee Chair and management regularly between meetings. However, the Committee makes all decisions regarding NEO compensation. FW Cook provides various executive compensation services to the Committee pursuant to a consulting agreement with the Committee. Generally, these services include advising the Committee on the principal aspects of the Company's executive compensation program, evolving industry practices, and providing market information and analysis regarding the competitiveness of the Company's program design.

During 2017, FW Cook performed the following specific services:

  •
  Attended Committee meetings, as requested

  •
  Reviewed the Company's peer group and advised the Committee on the composition of the peer group

2018 PROXY STATEMENT	48

  •
  Reviewed survey data for competitive comparisons

  •
  Provided market data and recommendations on CEO and other NEO compensation

  •
  Advised the Committee on market trends related to compensation policies and programs

  •
  Proactively advised the Committee on best practice approaches for governance features of executive compensation programs

  •
  Reviewed the Compensation Discussion & Analysis and other executive compensation related disclosures included in the Company's proxy statement

The total fees the Company paid to FW Cook for services to the Committee in 2017 were $126,996, less than 1% of FW Cook's total consulting income during the same period. The Company did not pay or incur any other fees to or with FW Cook.

OTHER COMPENSATION POLICIES AND PRACTICES

NEO Stock Ownership Guidelines

Each NEO, as well as each non-employee director, must attain (and maintain) a minimum stock ownership level (including owned shares, a certain level of performance shares and restricted shares, and the in the money value of vested stock options) prior to being able to gift or sell any Company stock. During 2017, each NEO complied with the requirements of these guidelines.

Covered Positions	Guideline
CEO	6x Annual Salary

Other NEOs	2x Annual Salary

Non-Employee Directors	6x Annual Cash Retainer

Stock Hedging and Pledging Policies

Under the Company's Insider Trading Policy, all directors, officers and other employees are prohibited from engaging in any hedging transactions involving Company securities beneficially owned by them. The Company also considers it inappropriate for any such person to engage in speculative transactions in the Company's securities, including short sales, publicly traded options, margin accounts and pledges and standing and limit orders. Also, all directors, officers and other employees are prohibited from pledging Company securities as collateral for a loan.

Clawback Policy

The Company has adopted a clawback policy which empowers the Board or a committee of the Board to seek recovery of specified incentive compensation received by executive officers under specific circumstances where there is a material restatement of the Company's financial results that would have led to a lower level of incentive compensation payout.

Impact of Accounting and Tax Treatments on Compensation

Prior to the enactment of the Tax Cuts and Jobs Act on December 22, 2017 ("Tax Act"), Section 162(m) of the Internal Revenue Code generally limited to $1 million the federal income tax deduction available to publicly held companies for compensation paid to a company's CEO and its three next most highly paid executive officers (other than the CFO), with certain exceptions for qualified "performance based" compensation. The Tax Act eliminated the Section 162(m) performance-based compensation exemption prospectively and made other changes to Section 162(m), but with a transition rule that preserves the performance-based compensation exemption for certain arrangements and awards in place as of November 2, 2017. For 2017, Wolverine Worldwide intends to administer its Annual Bonus Plan and performance shares, to the extent covered under this transition rule, with a view towards preserving their ability to qualify as exempt "performance based" compensation for purposes of Section 162(m). Wolverine Worldwide, however, does not require all of its compensation programs, including programs under the plans listed above, to be fully deductible under Section 162(m) because Wolverine Worldwide believes it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals. Wolverine Worldwide has and in the future may continue to pay compensation that is limited in whole or in part as to tax deductibility.

2018 PROXY STATEMENT	49

Compensation Committee Report

The Committee has reviewed and discussed with management the information provided under the heading "Compensation Discussion and Analysis." Based on this review and discussion, the Committee recommended to the Board of Directors that the Company include the Compensation Discussion and Analysis section in this proxy statement and incorporate it by reference into the Company's Annual Report on Form 10-K.

Respectfully submitted,

Joseph R. Gromek (Chair)
Jeffrey M. Boromisa
Gina R. Boswell
William K. Gerber
Nicholas T. Long

Compensation Committee Interlocks and Insider Participation.    During fiscal year 2017, none of the members of the Compensation Committee was an officer or employee of the Company, was a former officer of the Company, nor had a relationship with the Company requiring disclosure as a related party transaction under Item 404 of Regulation S-K of the Securities Act of 1933. None of the Company's executive officers served on the compensation committee or board of directors of another entity whose executive officer(s) served as a director on the Company's Board or on the Compensation Committee.

2018 PROXY STATEMENT	50

Summary Compensation Table

Name and Principal Position	Year	Salary[1]	Bonus	Stock Awards[2]	Option Awards[3]	Non-Equity Incentive Plan Compensation[4]	Change in Pension Value and Nonqualified Deferred Compensation Earnings[5]	All Other Compensation[6]	Total	Total (excluding pension)
Blake W. Krueger										
Chairman, CEO	2017	$1,150,000	-	$5,610,865	-	$2,526,064	$2,694,827	$36,803	$12,018,559	$9,323,732
and President	2016	$1,150,000	-	$4,385,006	$1,389,999	$831,376	$2,391,996	$34,958	$10,183,335	$7,791,339
	2015	$1,150,000	-	$6,992,678	$1,392,843	$525,254	$24,899	$32,928	$10,118,602	$10,093,703
Todd W. Spaletto										
President, Wolverine	2017	$486,538	-	$1,544,143	-	$440,669	-	$133,560	$2,604,910	$2,604,910
Outdoor & Lifestyle										
Group										
Michael D. Stornant										
Senior Vice President,	2017	$561,577	-	$938,793	-	$542,038	$827,150	$29,382	$2,898,940	$2,071,790
CFO, Treasurer and	2016	$544,808	-	$1,011,716	$232,000	$202,514	$553,651	$29,248	$2,573,937	$2,020,286
Chief Accounting Officer	2015	$403,538	$266,649	$630,606	$159,033	$93,533	$412,331	$26,710	$1,992,400	$1,580,069
Richard J. Woodworth										
President, Wolverine	2017	$561,577	-	$882,912	-	$392,811	$15,315	$43,808	$1,896,423	$1,881,108
Boston Group	2016	$548,820	-	$732,269	$210,801	$164,816	$13,889	$39,952	$1,710,547	$1,696,658
James D. Zwiers										
Executive Vice	2017	$655,750	-	$937,442	-	$593,990	$844,325	$39,012	$3,070,519	$2,226,194
President	2016	$642,058	-	$1,037,522	$210,801	$206,959	$734,223	$37,331	$2,868,894	$2,134,671
	2015	$624,539	-	$697,004	$211,232	$390,773	$17,604	$33,897	$1,975,049	$1,957,445

1
Includes any amounts deferred under the Company's qualified 401(k) plan and, for Mr. Stornant, the Deferred Compensation Plan.
2
Includes the grant date fair value of restricted stock unit awards and performance unit awards, as follows for 2017:

Name	Service-based Restricted Stock Unit Value	Performance Unit Value	Total
Krueger	$1,582,513	$4,028,352	$5,610,865

Spaletto	$574,522	$969,621	$1,544,143

Stornant	$356,086	$582,707	$938,793

Woodworth	$334,885	$548,027	$882,912

Zwiers	$355,583	$581,859	$937,442

2018 PROXY STATEMENT	51

Restricted stock or restricted stock units, as applicable, were valued using the closing market price of Wolverine Worldwide common stock on the date of the grant of the respective award. Performance units were valued using the closing market price of Wolverine Worldwide common stock on the date of grant of the respective award and assuming target performance for all performance periods, with an adjustment to value for the TSR modifier for 2017, all consistent with ASC Topic 718. Assuming maximum payout, which is structured to continue to allow the awards to be eligible to qualify as exempt performance-based compensation under Section 162(m) of the Tax Code, the aggregate grant date fair value of performance shares awarded in 2017 for each NEO (and, in parenthesis, the maximum value is combined with the grant date fair value of restricted stock awards for 2017) would have been: $24,170,113 ($25,752,625) for Mr. Krueger; $5,817,725 ($6,392,247) for Mr. Spaletto; $3,496,244 ($3,852,329) for Mr. Stornant; $3,288,161 ($3,623,046) for Mr. Woodworth and $3,491,154 ($3,846,736) for Mr. Zwiers. Restrictions on such performance unit awards will lapse in the February following the last year of the applicable performance period, if at all, based on the Company's performance for the period (capped at 200%), potential +/- 25% adjustments for relative TSR performance, and base salary and target bonus percentage over the three-year performance period. The actual value of shares that vest is also dependent on the stock price at the time of vesting. For additional valuation assumptions, see the Stock Based Compensation footnote to Wolverine Worldwide's Consolidated Financial Statements for the fiscal year ended December 30, 2017 included in its Form 10-K for this year.
3
Represents the aggregate grant date fair value of stock options granted in the years shown, calculated in accordance with ASC Topic 718. Stock options were valued using the Black Scholes Merton model. For additional valuation assumptions, see the Stock-Based Compensation Note to Wolverine Worldwide's Consolidated Financial Statements for the fiscal year ended December 30, 2017 included in its Form 10-K for this year.
4
Reflects the sum of performance bonus and individual bonus amounts earned in 2017, 2016 and 2015, respectively, and paid in 2018, 2017 and 2016 respectively. For Mr. Stornant, includes amounts deferred under the Deferred Compensation Plan.
5
All amounts in this column reflect, where applicable, the aggregate change in the actuarial present value of the accumulated benefits under the Wolverine Worldwide Employees' Pension Plan ("Pension Plan") and Wolverine World Wide, Inc. 409A Supplemental Executive Retirement Plan ("SERP") for Messrs. Krueger, Stornant and Zwiers, and benefits under the Stride Rite Retirement Income Plan for Mr. Woodworth. The amounts in the table were determined using assumptions consistent with those used in Wolverine Worldwide's Consolidated Financial Statements for each respective year. See the "Pension Plans and 2017 Pension Benefits" section starting on page 60. Nearly $1.3 million of Mr. Krueger's increase in pension value is attributable solely to a year-over-year decrease in actuarial discount rate.
6
The amounts listed in this column for 2017 include Wolverine Worldwide's matching contributions to the accounts of the NEOs under Wolverine Worldwide's 401(k) plans, payments made by Wolverine Worldwide for the premiums on certain life insurance policies, tax and estate planning services, health care reimbursements and, in one instance, a car allowance, in the amounts listed in the table below. The amounts also include Company-paid relocation expenses for Mr. Spaletto, who was hired and moved near the Company's Michigan headquarters in 2017. $31,214 of the expenses included for Mr. Spaletto's relocation were paid as a tax gross up.

Name	401(k) Match	Tax and Estate Planning	Health	Life Insurance Premiums	Relocation Expenses	Car Allowance
Krueger	$8,100	$7,775	$16,680	$4,248	$0	$0

Spaletto	$12,150	$9,600	$17,690	$685	$93,435	$0

Stornant	$8,100	$0	$17,998	$3,284	$0	$0

Woodworth	$12,150	$8,369	$15,498	$791	$0	$7,000

Zwiers	$8,100	$7,775	$19,998	$3,139	$0	$0

2018 PROXY STATEMENT	52

Grants of Plan-Based Awards in Fiscal Year 2017

The following table provides information concerning each grant of an award made to the NEOs in fiscal year 2017:

2018 PROXY STATEMENT	53

1
Estimated payout levels relating to the performance bonus and individual bonus. Maximum amount assumes stretch revenue and pretax earnings performance and achievement of the maximum operating margin adjustment. For a description of these bonuses and the payouts under them, see pages 40 - 43.
2
Estimated payout levels of performance stock units granted under the Stock Incentive Plan of 2016 (the "Stock Incentive Plan of 2016") for the 2017-2019 performance period. The maximum payout is structured to continue to allow the awards to be eligible to qualify as exempt performance-based compensation under Section 162(m) of the Tax Code. Restrictions on such performance unit awards will lapse in the February following the last year of the applicable performance period, if at all, based on the Company's performance for the period (capped at 200%), potential +/- 25% adjustments for relative TSR performance, and base salary and target bonus percentage over the three-year performance period. The actual value of shares that vest is also dependent on the stock price at the time of vesting. The Company accrues, but does not pay, dividends on the performance shares during the performance period. At the end of the applicable performance period, the Company will pay to the NEO the accrued dividends (if any) on the performance shares for which the restrictions lapse. For a description of the performance units granted in 2017 under the Stock Incentive Plan of 2016, see pages 44 - 45.
3
The Company awarded service-based restricted stock unit awards under the Stock Incentive Plan of 2016 for all NEOs. 20% of the units received under the awards reflected in this column vest on each of the first and second anniversaries of the date of grant of the award and 30% on the third and fourth anniversaries of the date of grant of the award. All restricted stock units vest upon an NEO's death, disability or retirement. Holders of restricted stock units are entitled to receive dividend equivalents on restricted stock units.
4
Represents the award date fair value for performance stock units and service-based restricted stock unit awards made in fiscal year 2017, determined as described in footnote 2 to the "Summary Compensation Table."

2018 PROXY STATEMENT	54

Outstanding Equity Awards at 2017 Fiscal Year-End

The following table provides information concerning options and stock awards that have not vested for each NEO outstanding as of December 30, 2017:

2018 PROXY STATEMENT	55

Option Awards				Stock Awards			
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable[1] (#)	Option Exercise Price ($)	Option Exercise Date	Numbers of Shares or Units of Stock That Have Not Vested[2] (#)	Market Value of Shares or Units Of Stock That Have Not Vested[3] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[4] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[3] ($)
Woodworth									
	Various					51,791	$1,651,097		
	Various							53,638	$1,709,979
	02/06/13	17,030	-	$21.48	02/05/23				
	02/11/14	11,917	-	$27.13	02/10/24				
	02/11/15	7,843	3,922	$28.00	02/10/25				
	02/10/16	21,489	42,976	$16.51	02/09/26				
Zwiers									
	Various					81,863	$2,609,792		
	Various							60,273	$1,921,503
	02/10/09	38,000	-	$8.56	02/09/19				
	04/22/09	4,000	-	$10.90	04/21/19				
	02/10/10	40,600	-	$12.50	02/10/20				
	02/09/11	28,200	-	$18.25	02/08/21				
	02/08/12	31,600	-	$19.92	02/07/22				
	02/06/13	38,800	-	$21.48	02/05/23				
	02/11/14	34,009	-	$27.13	02/10/24				
	02/11/15	22,343	11,171	$28.00	02/10/25				
	02/10/16	21,489	42,976	$16.51	02/09/26

1
All stock options become exercisable as to one third of the shares subject to the stock option on each of the first three anniversaries of the date of the grant. Stock option vesting may accelerate upon certain events, including death, disability or voluntary termination after attaining age 62 or age 50 with seven years of service (age 59, with ten years of service for 2016 and later grants) with the Company, subject to certain conditions.

2018 PROXY STATEMENT	56

2
The following table sets forth the vesting dates for the unvested service-based restricted stock or stock unit awards of each NEO as of December 30, 2017:

Named Executive Officer	Vesting Date	Number of Shares to Vest
Krueger

	02/06/18	36,745

	02/08/18	13,839

	02/11/18	37,829

	02/08/19	13,839

	02/10/19	31,571

	02/11/19	57,043

	02/08/20	20,759

	02/10/20	31,572

	02/11/20	37,233

	02/08/21	20,759

	02/10/21	63,144

Spaletto

	02/20/18	7,844

	02/20/19	7,844

	02/20/20	4,266

	02/20/21	4,267

Stornant

	02/06/18	2,490

	02/08/18	3,114

	02/11/18	2,016

	06/12/18	1,068

	02/08/19	3,114

	02/10/19	10,269

	02/11/19	3,042

	06/12/19	1,069

	02/08/20	4,671

	02/10/20	10,270

	02/11/20	1,983

	06/12/20	2,138

	02/08/21	4,671

	02/10/21	20,539

2018 PROXY STATEMENT	57

Named Executive Officer	Vesting Date	Number of Shares to Vest
Woodworth

	02/06/18	3,115

	02/08/18	2,928

	02/11/18	2,829

	02/08/19	2,929

	02/10/19	6,038

	02/11/19	4,267

	02/08/20	4,393

	02/10/20	6,038

	02/11/20	2,785

	02/08/21	4,393

	02/10/21	12,076

Zwiers

	02/06/18	7,100

	02/08/18	3,109

	02/11/18	5,746

	02/08/19	3,110

	02/10/19	9,788

	02/11/19	8,670

	02/08/20	4,664

	02/10/20	9,788

	02/11/20	5,647

	02/08/21	4,665

	02/10/21	19,576

3
The dollar values are calculated using a per share stock price of $31.88, the closing price of Wolverine Worldwide common stock on December 29, 2017, the last business day of fiscal year 2017.
4
Following the end of the applicable three-year performance period, restrictions may lapse on some, all or none of the performance shares depending upon the Company's achievement of the relevant EPS and BVA performance criteria. The number of shares listed assumes actual shares vested for the 2015-2017 cycle and assumes target performance for the 2016-2018 and 2017-2019 cycles.

2018 PROXY STATEMENT	58

Option Exercises and Stock Vested in Fiscal Year 2017

	Option Awards		Stock Awards

	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise[1] ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting[2] ($)
Krueger	—	—	128,658	$2,926,287

Spaletto	—	—	—	—

Stornant	10,400	$139,776	10,206	$232,061

Woodworth	—	—	21,919	$563,242

Zwiers	—	—	33,338	$758,591

1
The Company calculates the dollar values by multiplying the number of shares of common stock acquired upon exercise by the difference between the exercise price and the closing price of the Company common stock on the exercise date.
2
The Company calculates the dollar values using the closing price of Wolverine Worldwide common stock on the date of vesting.

2018 PROXY STATEMENT	59

Pension Plans and 2017 Pension Benefits

Wolverine Worldwide maintains the following defined benefit retirement plans covering Messrs. Krueger, Stornant, and Zwiers: (1) the Wolverine Worldwide Employees' Pension Plan ("Pension Plan"), which is a funded and tax-qualified defined benefit plan under the Internal Revenue Code that covers eligible employees, and (2) the Wolverine World Wide, Inc. 409A Supplemental Executive Retirement Plan ("SERP"), which is an unfunded, non-qualified plan that covers individuals recommended by the CEO and approved by the Compensation Committee. Mr. Woodworth does not participate in these plans, but has "frozen" benefits under the Stride Rite Corporation Retirement Income Plan ("SR Plan"). Mr. Spaletto does not participate in these plans.

QUALIFIED PENSION PLANS

Participants vest in the Pension Plan after five years of qualifying service. Subject to the limitations imposed by the Internal Revenue Code, the Pension Plan generally pays a monthly benefit in an amount equal to a percentage of the participant's final average monthly earnings multiplied by his or her number of years of service. For purposes of this benefits formula, the Pension Plan caps years of service at 25 (30 for non SERP participants), and the percentages of final average monthly earnings are 2.4% for Mr. Krueger and 2.0% for Messrs. Stornant and Zwiers. "Earnings" as used in this Pension Plan formula generally includes base salary and annual bonus, less Social Security allowance, and for 2017 was capped at $270,000, the IRS limit applicable to tax qualified plans.

Upon retirement, a participant may elect to receive the benefit in the form of a life annuity, 5 or 10 year certain annuities, or joint and 50%, joint and 75%, or joint and 100% survivor annuities. The payments are actuarially adjusted based on the participant's election. Any election, other than an election to receive life annuity benefits, reduces the monthly benefit payable. The "normal" age at which benefits may be drawn under the plan is 65. Mr. Krueger is currently the only NEO eligible to begin drawing early retirement benefits under the Pension Plan, as described in the "Benefits Triggered By Retirement, Death or Permanent Disability" section.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Messrs. Krueger, Stornant, and Zwiers participate in the SERP, which provides retirement benefits above amounts available under the Company's tax qualified Pension Plan. The SERP benefit generally equals the difference between the participant's retirement benefit under the Pension Plan and the benefits the participant would have received if there were no IRS imposed cap on earnings when calculating the Pension Plan benefit. The SERP caps years of service at 25 in calculating a participant's benefit. The SERP also allows a retired participant who has five years of service to draw earlier (beginning at age 55) and on different terms than under the Pension Plan. A participant's earnings percentage multiplier is the same under the SERP as it is under the Pension Plan (2.4% for Mr. Krueger and 2.0% for Messrs. Stornant and Zwiers). The Compensation Committee may grant additional deemed years of service under the SERP to a participant, subject to the cap of 25 years. The full benefit of any additional years of deemed service is paid under the SERP. Mr. Krueger reached the 25 year cap in 2012.

If a retired participant draws the SERP benefit prior to age 65, the reduction factor is 0.333% for each month prior to age 60, and 0.1666% for each month between age 60 and age 65. As of the end of fiscal year 2017, Mr. Krueger was the only NEO eligible to retire and begin drawing early benefits under the SERP.

SERP benefits are paid monthly, and the SERP has a lump sum payment option in the event of death or termination of employment after a change in control. The SERP also includes a disability benefit and a death benefit payable to the participant's designated beneficiary if the participant dies before retiring. The SERP provides for lump sum payments equal to 125% of the net present value of accrued benefits without regard to any reduction for early payment to participants who resign for good reason or are terminated by Wolverine other than for cause or due to death or disability within two years (Messrs. Stornant and Zwiers) or three years (Mr. Krueger) after a change in control.

2018 PROXY STATEMENT	60

The SERP also contains non-competition, confidentiality and employee non solicitation provisions in favor of Wolverine Worldwide. Under the SERP non-competition provisions, a participant is not entitled to any benefit payment if the participant enters into certain relationships with a competing business prior to the date on which such benefit payment is due. If the participant's employment is terminated for serious misconduct or if Wolverine Worldwide cannot collect under an insurance policy purchased to fund SERP benefits for certain reasons, the Company may terminate a participant's benefits under the SERP. Wolverine Worldwide may terminate the SERP or stop further accrual of SERP benefits for a participating NEO at any time, but termination will not affect previously accrued benefits.

PENSION BENEFITS IN FISCAL YEAR 2017

The following table provides for each NEO certain information concerning each plan that provides for payments or other benefits at, following, or in connection with retirement:

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit[1] ($)		Payments During Last Fiscal Year ($)

Krueger	SERP	25	$18,970,915	[2]	-

	Pension	22	$1,988,655		-

Spaletto	SERP	-	-		-

	Pension	-	-		-

Stornant	SERP	21	$1,194,457		-

	Pension	21	$971,037		-

Woodworth[3]	SERP	-	-		-

	Pension	-	-		-

	SR Plan	3	$126,750		-

Zwiers	SERP	20	$2,541,250		-

	Pension	20	$861,928		-

1
These values are as of December 30, 2017, and are calculated assuming the participants will commence their benefits at age 65 (in the form of the annuity elected by the NEO) and use the RP-2014 mortality tables for males and females (post retirement) projected generationally with modified MP-2017 projection scale and the following discount rates: 3.81% WEPP; 3.80% SERP; 3.80% SR Plan.
2
The present value of Mr. Krueger's accumulated benefit under the SERP is $2,512,180 greater taking into account his deemed years of service. Mr. Krueger was previously granted three additional service years in 1996 in recognition of his service as a member of Wolverine Worldwide's executive team for three years before becoming a participant in the SERP, and additional deemed years of service were previously granted as part of Mr. Krueger's CEO compensation. The present value of Mr. Krueger's SERP benefit would be $16,458,735 if 22 service years were used to calculate his benefit. Mr. Krueger reached 25 years of service in 2012, the maximum years of service permitted under the SERP, and will not accrue any further years of service under the SERP.
3
Mr. Woodworth does not participate in the Pension Plan or SERP, but has "frozen" benefits under the SR Plan.

2018 PROXY STATEMENT	61

Nonqualified Deferred Compensation

Wolverine Worldwide maintains a Deferred Compensation Plan. This unfunded and non-qualified plan allows executives and other eligible senior employees of the Company to elect to defer all or a portion of their base salary, cash bonus, or other performance based cash compensation. Wolverine Worldwide may, but need not, credit a participant's account under the plan with an additional discretionary Company contributions, which may be subject to a vesting schedule and which would vest in full on a change in control. Amounts deferred pursuant to the Deferred Compensation Plan may be invested, at the direction of the participant, in an investment fund, index, or other investment vehicle, as designated by the Compensation Committee to be available under the plan, and earnings, if any, are credited to the participant's account.

Accounts are paid out upon the earliest to occur of (i) a qualifying separation from service, (ii) a change in control (as such term is defined in the plan), and (iii) a termination of the Deferred Compensation Plan. Payment must generally be made, or installment payments must begin, (as elected by the participant at the time of deferral) within 60 days of the event triggering payment.

Mr. Stornant is the only NEO who has elected to defer amounts under the Deferred Compensation Plan. Wolverine Worldwide did not make any discretionary Company contributions on behalf of Mr. Stornant or any other NEO during 2017.

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in 2017 ($)	Registrant Contributions in 2017 ($)	Aggregate Earnings in 2017 ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)

Stornant	$5,000[1]	-	$28[2]	-	$13,461.52[1]

1
Reflects the amount deferred by Mr. Stornant with respect to 2017 compensation. These amounts are also reported for Mr. Stornant in the Summary Compensation Table under "Salary" and "Non-Equity Incentive Plan Compensation."
2
Reflects market based earnings (losses) on amounts credited to Mr. Stornant under the Deferred Compensation Plan.

2018 PROXY STATEMENT	62

Potential Payments Upon Termination or Change in Control

Wolverine Worldwide has entered into an Executive Severance Agreement with each NEO that provides certain rights, including the right to receive payments in the event of a termination of employment following a change in control. The Company also has entered into an agreement with Mr. Krueger regarding certain termination benefits in the event of termination of his employment under certain other circumstances described below.

BENEFITS TRIGGERED BY TERMINATION FOR CAUSE OR VOLUNTARY TERMINATION

An NEO is not entitled to receive any additional forms of severance payments or benefits upon termination of employment for Cause or upon the NEO's voluntary decision, other than for Good Reason, to terminate his employment.

BENEFITS TRIGGERED BY TERMINATION OTHER THAN FOR CAUSE OR FOR GOOD REASON

Mr. Krueger entered into a Separation Agreement on March 13, 2008, which states that upon termination of his employment by Wolverine Worldwide without Cause or termination by Mr. Krueger with Good Reason, as such terms are defined in Mr. Krueger's Separation Agreement, Wolverine Worldwide will pay Mr. Krueger the following payments in exchange for a general release of claims in favor of Wolverine Worldwide: (1) continued base salary for 18 months (reduced by payments he receives if he is employed by a Competing Business, as defined in Mr. Krueger's Separation Agreement); (2) the pro rata portion of the annual incentive bonus and the 3 year bonus for all uncompleted performance periods based on actual corporate performance for the applicable performance periods; (3) the pro rata portion of the annual individual performance bonus relating to personal performance objectives; and (4) retiree medical benefits for Mr. Krueger, his spouse and dependents for a period starting on the day after the termination date and ending on the last day of the 18th month following the month in which the termination date falls.

"Cause" generally is defined in Mr. Krueger's Separation Agreement to mean: (1) any act or omission knowingly undertaken or omitted with the intent of causing material damage to Wolverine Worldwide; (2) any intentional act involving fraud, misappropriation or embezzlement, that causes material damage to Wolverine Worldwide; (3) repeated willful failure to substantially perform any of his significant duties as reasonably directed by the Board of Directors of Wolverine Worldwide; (4) a conviction (including any plea of guilty or nolo contendere) of any criminal act that (a) results in the executive serving prison time and not being able to perform the normal duties of his position for more than thirty (30) days; or (b) causes material damage to Wolverine Worldwide; or (5) chronic or habitual use or consumption of drugs or alcohol that causes material damage to Wolverine Worldwide.

"Good Reason" generally is defined in Mr. Krueger's Separation Agreement to mean: (1) a material reduction in base compensation, including a reduction in base salary or opportunities under Wolverine Worldwide's bonus plans or equity plans (other than those implemented for the executive team as a whole); (2) a material reduction in authority, duties, or responsibilities; (3) a requirement to report to a Company officer or employee instead of reporting directly to the Board of Directors; or (4) certain relocations, other than those related to a change in the location of Wolverine Worldwide's headquarters affecting a majority of the executive team.

BENEFITS TRIGGERED UPON A CHANGE IN CONTROL

Benefits Upon Termination Following a Change in Control.    Under the Executive Severance Agreements entered into with the NEOs, payments and benefits are triggered when employment is terminated without "Cause" or when an executive terminates employment for

2018 PROXY STATEMENT	63

"Good Reason" within two years (Messrs. Spaletto, Stornant, Woodworth and Zwiers) or three years (Mr. Krueger) following a change in control of Wolverine Worldwide.

Upon such a qualifying termination, Wolverine Worldwide will pay the lump sum severance payment under the Executive Severance Agreement composed of the following: (1) unpaid base salary and bonus payments that had been earned; (2) in lieu of a bonus payment under the Annual Bonus Plan, an amount equal to the quotient of the number of days the NEO was employed by Wolverine Worldwide, or any successor company in the year of termination, divided by the number of days in the year, multiplied by 100% of the greater of either (a) the bonus awarded to the NEO under the annual bonus plan for the preceding year and (b) the average paid to the NEO over the preceding two year period under the annual bonus plan; (3) in lieu of payments under the various three year performance periods that remain open on the date of termination, if any, an amount equal to the bonus the NEO would have received based on actual and assumed performance measures, multiplied by the quotient of the number of days the NEO participated in the performance period prior to the termination, divided by the total number of days in the performance period (in determining the earnings per share or other performance measures that can be determined annually for any year subsequent to the year of termination, performance will equal the level required to attain the maximum goal under the three year plan for that year); (4) either two (Messrs. Spaletto, Stornant, Woodworth and Zwiers) or three (Mr. Krueger) times the sum of (a) the NEO's highest annual base salary during the 12 month period prior to termination and (b) the greater of (i) the average amount earned by the NEO during the previous two years under the annual bonus plan and (ii) the amount earned during the previous year under the Annual Bonus Plan; (5) 100% of the positive spread for any stock options held by the NEO on the date of termination, whether or not vested; (6) in the case of Messrs. Krueger and Zwiers, an excise tax gross up adjustment (note: the agreements with Messrs. Spaletto, Stornant and Woodworth were entered into after 2008 and the Committee determined to not provide such gross ups after that date); and (7) in the case of Messrs. Spaletto, Stornant and Zwiers, the present value of an additional three years of deemed service under the Pension Plan and SERP. Upon a termination of employment following a change of control, Wolverine Worldwide or any successor company will maintain for a period of six months to one year the NEO's benefits under the then current benefit plans, programs or arrangements that the NEO was entitled to participate in immediately prior to the termination date. In addition, Wolverine Worldwide or any successor company will provide outplacement services through the last day of the second calendar year following the calendar year of termination.

"Change in Control" under the Executive Severance Agreements generally means certain changes in composition of the Board of Directors, certain acquisitions of 20% or more of Wolverine Worldwide's common stock or combined outstanding voting power of Wolverine World Wide, Inc., and other specified reorganizations, mergers, consolidations, liquidations, dissolutions or distributions of substantial assets (unless such transactions result in the creation of an entity in which at least 50% of the common stock and combined voting power is owned by the owners of record prior to the transaction, no single shareholder owns more than 20% of the combined voting power and a majority of the board remains unchanged).

"Cause" is defined under the Executive Severance Agreements to generally mean the willful and continued failure to substantially perform duties or willfully engaging in gross misconduct that is injurious to the Company.

"Good Reason" is defined under the Executive Severance Agreements to generally mean: (1) any materially adverse change in position, duties, responsibilities or title, or any removal, involuntary termination or failure to re-elect an officer; (2) a reduction in annual base salary; (3) any relocation or requirement to substantially increase business travel; (4) the failure to continue providing any executive incentive plans or bonus plans; (5) the failure to continue any employee benefit plan or compensation plan unless a comparable plan is available; (6) the failure to pay any salary, bonus, deferred compensation or other compensation; (7) the failure to obtain an assumption agreement from any successor; (8) any purported termination of the employment which is not effected in a manner prescribed by the Executive Severance Agreement; or (9) any other material breach by Wolverine Worldwide or any successor company of its obligations under the Executive Severance Agreement.

Benefits Upon a Change in Control Only.    For 2017 and future years, the Company adopted double-trigger vesting, meaning that equity vesting only accelerates upon a qualifying termination of employment after a change in control. For grants prior to 2017, upon a change in control of Wolverine Worldwide, absent a determination by the Compensation Committee to the contrary, outstanding stock options become immediately exercisable in full and will remain exercisable during their remaining term, regardless of whether the NEO remains an employee of Wolverine Worldwide or any successor company. The Committee may determine that one or all of the NEOs shall receive cash in an amount equal to the positive spread amount associated with these options. In addition, upon a change in control of Wolverine Worldwide all other outstanding equity incentive awards of the NEOs that were granted prior to 2017, including shares of restricted stock, become immediately and fully vested and non-forfeitable. To the extent that the Company has made discretionary contributions under the

2018 PROXY STATEMENT	64

Deferred Compensation Plan that are subject to a vesting schedule, any unvested portion of these contributions will vest on a change in control. Change in control for this purpose generally means certain changes in the composition of the Board of Directors, certain acquisitions of 20% of Wolverine Worldwide's common stock (50% in the case of the Deferred Compensation Plan) and other specified reorganizations, mergers, consolidations, liquidations, dissolutions or dispositions of substantial assets.

Excise Tax Gross Up.    The Compensation Committee previously determined that Wolverine Worldwide would not provide excise tax gross up payments in employment agreements entered into after 2008. Messrs. Krueger and Zwiers are the only NEOs who have excise tax gross up protection in their agreements.

BENEFITS TRIGGERED BY RETIREMENT, DEATH OR PERMANENT DISABILITY

Pension Plan.    In the event of death before retirement, the Pension Plan provides the surviving spouse of a vested participant a death benefit equal to the qualified pre-retirement survivor annuity as defined in the Internal Revenue Code (generally 50% of the participant's accrued normal retirement benefit). This benefit is paid annually to the surviving spouse beginning when the participant would have turned 60 and continues for the life of the surviving spouse. For participants with at least three years of service as of December 31, 2003, and who have at least 10 years of service and are employed by the Company at the time of death, the amount of the survivor benefit under the Pension Plan is calculated as though the participant had continued as an employee of the Company until age 65 at the compensation level as of the date of death and the benefit begins upon the date of death, unreduced for early commencement. The survivor benefit for participants who meet all the criteria set forth in the preceding sentence, but who die when they are not employed by the Company, are entitled to a joint and survivor benefit commencing upon the date of death, unreduced for early commencement.

SERP.    If a SERP participant dies before beginning to receive benefits under the SERP, the Company must, based on the participant's election, pay the beneficiary either a monthly annuity or a lump sum death benefit equal to the present value of the benefit computed as if the participant had retired on the date of death, had begun receiving benefits at age 55 and had continued to receive benefits for the remainder of the participant's life expectancy. If the participant dies after beginning to receive benefit payments, benefits cease unless the participant was receiving benefits in the form of one of the joint and survivor annuity optional elections under the plan or had elected benefits in a form that provides for a continuation of benefits.

If a participant becomes disabled (as defined), the SERP provides a disability benefit equal to 60% of the normal retirement accrued benefit based upon years of service up to the date that the participant became disabled through the date the participant reaches age 65 (at which point, the participant would begin drawing full SERP benefits) or is no longer disabled.

Annual Bonus Plan.    Upon termination of employment at least six months after the beginning of a fiscal year due to death, disability or early or normal retirement, an NEO is entitled to receive a pro rata portion of any annual bonus award earned under the Annual Bonus Plan based on the NEO's service during such fiscal year and actual performance under the Annual Bonus Plan. The annual bonus is payable at the same time and in the same manner as awards are paid to other NEOs for the fiscal year.

Stock Incentive Plans.    Upon death, disability or voluntary termination of employment after attaining age 59 with ten years of service with the Company (50 years of age and seven years of service or age 62 for grants prior to 2016), subject to certain conditions, the restrictions applicable to each NEO's shares of restricted stock terminate and stock options vest in full (prorated for grants prior to 2016). Upon death, disability or voluntary termination of employment after attaining age 59 with ten years of service (50 years of age and seven years of service or age 62 for grants prior to 2016) with the Company, subject to certain conditions, the restrictions on time-vested shares lapse or units vest. At fiscal year-end, Mr. Krueger was the only NEO eligible for early vesting as a result of age or service with the Company.

Deferred Compensation Plan.    Upon death, disability, or other qualifying separation from service, including retirement, all in accordance with Section 409A of the Internal Revenue Code, all amounts deferred by the NEOs under the Deferred Compensation Plan, including any vested amounts credited to the NEOs pursuant to a discretionary Company contribution, shall generally be paid, or commence payment, within 60 days of the termination in accordance with the schedule elected by the NEO at the time of deferral.

2018 PROXY STATEMENT	65

DESCRIPTION OF RESTRICTIVE COVENANTS THAT APPLY DURING AND AFTER TERMINATION OF EMPLOYMENT

The SERP contains non-competition, confidentiality and employee non solicitation provisions in favor of Wolverine Worldwide. Under the non-competition provisions of the SERP, the participant will not be entitled to any benefit payment if, prior to the date on which such benefit payment is due, the participant enters into certain relationships with a competing business.

ESTIMATED PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

The following table summarizes the potential payments and benefits payable to each NEO upon a change in control or termination of employment following each of the triggering events set forth in the table. As required, the amounts in the table assume that the termination of employment or change in control of Wolverine Worldwide took place on the Company's last day of fiscal 2017, which was December 30, 2017. The amounts set out below are in addition to benefits that are generally available to the Company's employees such as distributions under the Company's 401(k) savings plan, disability or life insurance benefits and accrued vacation. Due to the many factors that affect the nature and amount of any benefits provided upon the termination events discussed below, any actual amounts paid or distributed to NEOs may be different. Factors that may affect these amounts include timing during the year of the occurrence of the event, Wolverine Worldwide's stock price and the NEO's age and years of service.

The value of the accelerated vesting of unvested equity-based compensation awards was computed using the closing market price $31.88 of Wolverine Worldwide's common stock on December 29, 2017, the last business day in fiscal 2017. The value for unvested restricted stock is computed by multiplying $31.88 by the number of shares of the NEO's restricted stock that would vest as a result of an event. The value of stock options that would vest as a result of an event equals the difference between the exercise price of each option and $31.88.

2018 PROXY STATEMENT	66

Each of the hypothetical events described in the following table (the highlighted blue headings in the left hand column) is calculated and reported as a discrete event. For example, the amounts disclosed under the "Change in Control Only" heading are not cumulative with the amounts disclosed under the "Change in Control/Termination" heading.

Termination Event and Payment / Benefits	Krueger		Spaletto		Stornant		Woodworth		Zwiers
Termination by Company for Cause or Voluntary Termination (other than for Good Reason or due to Retirement)	-		-		-		-		-

Termination by Company Other Than for Cause or by Executive for Good Reason	$9,336,838	[1]	-		-		-		-

Change in Control / Termination

Executive Severance Agreement[2]	$47,190,753		$2,837,528	[13]	$7,671,359	[13]	$4,282,186	[13]	$12,587,899

Benefits under Executive Severance Agreement[3]	$62,285		$62,535		$58,886		$61,830		$59,818

Stock Incentive Plans[4]	$16,256,361		$772,165		$2,999,130		$2,326,856		$3,313,677

Lump sum payment under the SERP[5]	$24,044,107		-		$2,516,414		-		$5,245,630

Death

SERP[6]	$19,896,557		-		$1,821,935		-		$3,764,652

Pension Plan[7]	$1,032,071		-		$1,173,275		-		$1,178,821

Stock Incentive Plans[4]	$16,256,361		$772,165		$2,999,130		$2,326,856		$3,313,677

Earned Incentive Compensation[8]	$10,173,853		$1,115,345		$1,390,971		$1,426,329		$1,775,272

Disability

SERP[9]	$19,690,533		-		$1,969,229		-		$4,499,125

Stock Incentive Plans[4]	$16,256,361		$772,165		$2,999,130		$2,326,856		$3,313,677

Earned Incentive Compensation[8]	$10,173,853		$1,115,345		$1,390,971		$1,426,329		$1,775,272

Retirement

SERP[10]	$19,690,533		-		$1,635,674		-		$3,298,033

Pension Plan[10]	$2,026,340		-		$1,025,963		-		$908,734

Stock Incentive Plans[4,11]	$16,256,361		-		$466,281		-		-

Earned Incentive Compensation[8,11]	$10,173,853		-		$723,467		-		-

Change in Control Only

Stock Incentive Plans[12]	$14,050,392		-		$2,502,758		$1,860,037		$2,818,007

1
The estimate for Mr. Krueger assumes target performance for the 2016-2018 and 2017-2019 performance periods and actual performance for the 2015-2017 period. Actual payout or vesting, if any, would be determined and made at the end of those periods. The amount reflected in the table also includes an estimated cost of $20,557 for retiree medical benefits for 18 months and the estimated cost of $25,000 for outplacement services.
2
Payments would be triggered after termination of employment under certain circumstances within two years (Messrs. Spaletto, Stornant, Woodworth and Zwiers) or three years (Mr. Krueger) following a change in control. Includes amounts payable in cash under the terms of the Executive Severance Agreement, excluding the value of the cash payout to each NEO of the option spread for already vested options. The timing of the payment would be delayed to the extent earlier payment would trigger Section 409A of the tax code. The value of unvested options and service-based restricted shares that vest upon a change in control under the terms of the Company's stock incentive plans are included in the Stock Incentive Plans row.
3
These estimates assume that Wolverine Worldwide, or any successor company, maintains the benefit plans for a period of one year after termination and the outplacement services for a period beginning with the date of termination and ending on the last day of the second calendar year following the calendar year in which the date of termination occurred.
4
Reflects the value of unvested stock options and shares of restricted stock that would vest because of the event.
5
Reflects the entire lump sum benefit payable to applicable NEOs, including any accumulated benefit. The timing of the payment would be delayed to the extent earlier payment would trigger Section 409A of the Tax Code.
6
Reflects the entire lump sum death benefit payable to a participating NEO's beneficiary, including any accumulated benefit.

2018 PROXY STATEMENT	67

7
Amounts reflect the net present value of the annuity paid to the surviving spouse calculated using the same discount rate and mortality assumptions used in the Pension Benefits table under the heading "Pension Benefits in Fiscal Year 2017" under the heading "Pension Plans and 2017 Pension Benefits." In accordance with the terms of the Pension Plan, the death benefit for Messrs. Krueger and Zwiers was calculated as though the NEO had continued as an employee of Wolverine Worldwide until age 65 at the compensation level as of the date of death.
8
Under the Annual Bonus Plan and the terms of performance share awards, each NEO may be eligible to receive a pro rata portion of any award if employment is terminated as a result of any of the specified events in the table. The amount reported represents (a) actual payout under the Annual Bonus Plan for fiscal year 2017, (b) actual payout under the 2015-2017 performance cycle and (c) estimated target performance for the 2016-2018 and 2017-2019 performance cycles. Performance shares would vest on a prorated basis based on actual Company performance.
9
Reflects the net present value of the annuity using the same discount rate and mortality assumptions used in the Pension Benefits table and assuming the NEO drew the disability benefit until age 65 and then the normal retirement benefit.
10
Reflects the net present value of benefits, as reflected in the Pension Benefits table under the heading "Pension Benefits in Fiscal Year 2017" under the heading "Pension Plans and 2017 Pension Benefits."
11
Mr. Krueger is the only NEO eligible for retirement (as defined in the applicable plan) for all awards at fiscal 2017 year end. Mr. Stornant is eligible for retirement (as defined in the Stock Incentive Plan of 2013) at fiscal 2017 year end for awards granted prior to 2016. As such, Mr. Stornant is eligible for accelerated vesting of such awards upon retirement.
12
Reflects the value of unvested stock options and shares of restricted stock (including performance share awards) that would vest because of the event.
13
The Executive Severance Agreements with Messrs. Spaletto, Stornant and Woodworth do not include excise tax gross up adjustments. Under the provisions of their Agreements, if payments to Messrs. Spaletto, Stornant or Woodworth under the Agreement would trigger application of an excise tax, the Company would reduce the payment to an amount that avoids application of the excise tax or pay the full amount, whichever results in the greater after-tax amount to the executive.

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Blake Krueger, the Company's Chief Executive Officer.

For 2017, our last completed fiscal year the annual total compensation of the employee of the Company identified at median was $64,167, and the annual total compensation of the CEO, as reported in the Summary Compensation Table above, was $12,018,559.

Based on this information, the 2017 ratio of the annual total compensation of Mr. Krueger to the median of the annual total compensation of all employees was estimated to be 188 to 1.

The methodology and the material assumptions, adjustments, and estimates that we used to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our "median employee" and our CEO, are described below.

  •
  We determined that, as of October 1, 2017, our employee population consisted of approximately 3,745 (2,884 in the U.S. and 861 outside the U.S.) individuals globally. After excluding employees from India (15 employees) and Vietnam (39 employees) pursuant to the "de minimis" exception provided in the rules, we used a base of 3,691 employees for purposes of determining the "median employee." We selected October 1, 2017, which is within the last three months of 2017, as the date upon which we would identify the median employee to allow sufficient time to identify the median employee given the global scope of our operations.

  •
  To identify the median employee from our employee population, we used annual base salary as well as bonus and other cash incentives paid for the 12-month period ending October 15, 2017 as our consistently applied compensation measure. In making this determination, we annualized the compensation of all newly hired regular employees during this period.

  •
  Once we identified our median employee, we combined all of the elements of such employee's compensation for fiscal 2017 in accordance with the SEC's rules, resulting in annual total compensation of $64,167. The difference between such employee's cash compensation and annual total compensation determined for purposes of this calculation was $23,825, which includes change in pension value, employer paid health care and life insurance premiums, and 401(k) match.

  •
  With respect to the annual total compensation of our CEO, we used the amount reported in the "Total" column of our 2017 Summary Compensation Table included in the Proxy Statement.

2018 PROXY STATEMENT	68

Proposal 2 — Advisory Resolution to Approve Executive Compensation

The Company is asking its shareholders to indicate their support for Wolverine Worldwide's NEO compensation, as described in this Proxy Statement. This proposal, commonly known as a "say on pay" proposal, gives the Company's shareholders the opportunity to express their view on compensation for the Company's NEOs. The say on pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or the Board. Even though non-binding, the Board and Compensation Committee value the opinions of Wolverine Worldwide's shareholders and will review and consider the voting results when making future decisions regarding the Company's executive compensation program.

At the 2017 annual meeting of shareholders, the Company also held an advisory vote on the frequency of future say-on-pay votes. Our shareholders voted in favor of an annual say-on-pay vote and the Company has elected to follow such recommendation. In accordance with Rule 14a-21(b) of the Exchange Act, shareholders will be asked to vote again on how frequently the Company should hold future say-on-pay votes at the Company's 2023 annual meeting of shareholders.

The Company encourages shareholders to read the "Compensation Discussion and Analysis" ("CD&A") section of this proxy statement beginning on page 34. As described in the CD&A section, the Compensation Committee has structured the executive compensation program to achieve the following key objectives:

  •
  Align the interests of NEOs with those of the shareholders through incentives based on achieving performance objectives that enable increased shareholder value

  •
  Provide incentives for achieving specific, near term corporate, business unit and individual goals and reward the achievement of those goals

  •
  Provide incentives for achieving pre-established, longer term corporate financial goals and reward achievement of those goals

  •
  Attract and retain talented NEOs who will lead Wolverine Worldwide and drive superior business and financial performance

The executive compensation program is designed to achieve these objectives, in part, by:

  •
  Weighting at risk and variable compensation (annual bonuses and long-term incentives) much more heavily than fixed compensation (base salaries)

  •
  Rewarding annual performance while maintaining emphasis on longer-term objectives

  •
  Blending cash, non-cash, long- and short-term compensation components, and current and future compensation components

The Company encourages shareholders to read the Summary Compensation Table and other related compensation tables and narrative, appearing on pages 51-68, which provide detailed information on the compensation of the Company's NEOs.

The Compensation Committee and the Board of Directors believe the Company's compensation program and its policies and procedures articulated in the CD&A section are effective in aligning the interests of the Company's NEOs with the interests of shareholders, promoting the achievement of the Company's near and long-term objectives, and increasing shareholder value.

In accordance with the rules under Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a matter of good corporate governance, the Company asks shareholders to approve the following advisory resolution at the 2018 Annual Meeting of Shareholders:

RESOLVED, that the shareholders of Wolverine World Wide, Inc. (the "Company") approve, on an advisory basis, the compensation of the Company's named executive officers disclosed in the Compensation Discussion and Analysis section, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2018 Annual Meeting of Shareholders.

BOARD RECOMMENDATION

The Board recommends that you vote "FOR" approval of the advisory resolution to approve executive compensation.

2018 PROXY STATEMENT	69

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

Ernst & Young LLP ("Ernst & Young") was the Company's independent registered public accounting firm for the fiscal year ended December 30, 2017. The Audit Committee has reappointed Ernst & Young as the Company's independent registered public accounting firm for the current fiscal year. As a matter of good corporate governance, the Audit Committee has determined to submit its appointment of Ernst & Young to the Company's shareholders for ratification. If this appointment is not ratified by the holders of a majority of shares cast affirmatively or negatively on the matter, the Audit Committee will review its future selection of an independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm any time during the year if it determines that such a change would be in the best interests of the Company and the Company's shareholders.

The Audit Committee reviewed Ernst & Young's performance prior to appointing it as the Company's independent registered public accounting firm, and considered:

  •
  the historical and recent performance of Ernst & Young on the Company's audit, including the quality of the engagement team and Ernst & Young's experience, client service, responsiveness and technical expertise

  •
  the Public Company Accounting Oversight Board report of selected Ernst & Young audits

  •
  the appropriateness of fees charged

  •
  Ernst & Young's familiarity with the Company's accounting policies and practices and internal control over financial reporting

  •
  Ernst & Young's financial strength and performance

Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

BOARD RECOMMENDATION

The Board recommends that you vote "FOR" ratification of the Audit Committee's selection of the firm of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2018.

2018 PROXY STATEMENT	70

Audit Committee Report

The Audit Committee of the Board of Directors consists of five directors who are independent under the Company's Director Independence Standards, the NYSE listed company standards, and applicable SEC standards. The Audit Committee represents and assists the Board in fulfilling its oversight responsibility regarding the Company's financial statements and the financial reporting process, the internal control over financial reporting, the performance of the internal audit function and the independent registered public accounting firm, the qualifications and independence of the independent registered public accounting firm, the annual independent audit of Wolverine Worldwide's financial statements and internal control over financial reporting, and compliance with legal and regulatory requirements. The Audit Committee is directly responsible for appointing, retaining, compensating, overseeing, evaluating and terminating (if appropriate) Wolverine Worldwide's independent registered public accounting firm. Wolverine Worldwide's management has primary responsibility for the financial statements and the financial reporting process, including the application of accounting and financial principles, the preparation, presentation and integrity of the financial statements, and the systems of internal controls and other procedures designed to promote compliance with accounting standards and applicable laws and regulations. Wolverine Worldwide's independent registered public accounting firm is responsible for expressing an opinion on the conformity of Wolverine Worldwide's financial statements with generally accepted accounting principles and for auditing the effectiveness of Wolverine Worldwide's internal control over financial reporting.

The Audit Committee has taken steps to provide assurances regarding Audit Committee composition and procedures, the independence of Wolverine Worldwide's independent registered public accounting firm and the integrity of Wolverine Worldwide's financial statements and disclosures. These steps include: (i) reviewing the Audit Committee Charter; (ii) reviewing with legal counsel and the independent registered public accounting firm the Accounting and Finance Code of Ethics; (iii) maintaining financial, accounting and business ethics complaint procedures to allow employees, shareholders and the public to report concerns regarding Wolverine Worldwide's financial statements, internal controls and disclosures; and (iv) reviewing procedures for the Audit Committee to pre-approve all audit and non-audit services provided by Wolverine Worldwide's independent registered public accounting firm.

As part of its supervisory duties, the Audit Committee has reviewed Wolverine Worldwide's audited financial statements for the fiscal year ended December 30, 2017, and has discussed those financial statements with Wolverine Worldwide's management and internal financial staff, and the internal auditors and independent registered public accounting firm with and without management present. The Audit Committee has also reviewed and discussed the following with Wolverine Worldwide's management and the financial staff, and with the internal auditors and independent registered public accounting firm with and without management present:

  •
  Accounting and financial principles and significant assumptions, estimates and matters of judgment used in preparing the financial statements

  •
  Allowances and reserves for accounts receivable, inventories and taxes

  •
  Accounting for acquisitions, pension plans and equity-based compensation plans

  •
  Goodwill impairment analysis

  •
  Other significant financial reporting issues and practices

The Audit Committee has discussed with Wolverine Worldwide's independent registered public accounting firm the results of its examinations and its judgments concerning the quality, as well as the acceptability, of Wolverine Worldwide's accounting principles and such other matters that it is required to discuss with the independent registered public accounting firm under applicable rules, regulations or generally accepted auditing standards, including the matters required to be discussed by applicable rules of the Public Company Accounting Oversight Board ("PCAOB"). In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence rules and has discussed their independence from Wolverine Worldwide and Wolverine Worldwide's management with them, including a consideration of the compatibility of non-audit services with their independence, the scope of the audit and the scope of all fees paid to the independent registered public accounting firm during the year. After and in reliance upon the reviews and discussions described above, the Audit Committee recommended that the audited financial

2018 PROXY STATEMENT	71

statements for the fiscal year ended December 30, 2017, be included in Wolverine Worldwide's Annual Report on Form 10-K for the year then ended to be filed with the SEC.

Respectfully submitted,

William K. Gerber (Chair)
Jeffrey M. Boromisa
Roxane Divol
Brenda J. Lauderback
Michael A. Volkema

2018 PROXY STATEMENT	72

Independent Registered Public Accounting Firm

The Company's Audit Committee has adopted a policy under which the Audit Committee must approve all audit and non-audit services provided by the Company's independent registered public accounting firm, Ernst & Young LLP, and which prohibits Ernst & Young LLP from providing any non-audit services that are prohibited by the SEC or the PCAOB. The Company's Audit Committee provides categorical pre-approval for routine and recurring services, with specific service descriptions and budgets. All audit services, internal control related services, and other services not within the specifically pre-approved service descriptions and budgets require engagement specific pre-approval. With certain exceptions (such as pre-approval of audit services), the Audit Committee may delegate engagement specific pre-approval to one or more Audit Committee members, and has so delegated in certain instances to the Audit Committee Chairperson. Management must communicate to the Audit Committee at its next regularly scheduled meeting any services approved by an Audit Committee member. Wolverine Worldwide's Audit Committee pre-approved all fees paid to Ernst & Young LLP for services performed in 2018 and 2017. The aggregate fees billed by Ernst & Young LLP for audit and non-audit services were:

	2017	2016
Audit Fees[1]	$1,877,000	$1,843,600
Audit Related Fees	-	-

Total Audit & Audit Related Fees	$1,877,000	$1,843,600
Tax Fees
Tax Compliance	$941,500	$1,141,800
Tax Planning & Advisory	$60,000	$370,000
Tax Planning & Advisory Other	-	-

Total Tax Fees	$1,001,500	$1,511,800
All Other Fees	-	-

TOTAL FEES	$2,878,500	$3,355,400

1
"Audit Fees" is comprised of fees for the annual audit, reviews of the financial statements included in Wolverine Worldwide's Quarterly Reports on Form 10 Q audit of internal control over financial reporting, foreign statutory audits and consultations concerning accounting matters associated with the annual audit.

Wolverine Worldwide's Audit Committee has adopted a policy restricting the Company's hiring of current or former partners or employees of the independent registered public accounting firm retained by the Company.

2018 PROXY STATEMENT	73

Proposal 4 — Approval of Amended and Restated Stock Incentive Plan of 2016

Overview

On February 7, 2018 (the "Amendment Date"), the Board of Directors unanimously adopted and approved the Wolverine World Wide, Inc. Stock Incentive Plan of 2016, as amended and restated (the "Plan"), subject to shareholder approval. The Plan amends and restates the Wolverine World Wide, Inc. Stock Incentive Plan of 2016, which was approved by Company shareholders at the 2016 annual meeting (the "Current Plan"). The Plan allows grants of cash awards, stock options, stock appreciation rights, restricted stock, restricted stock units and stock awards, any of which may be performance-based, and for incentive bonuses. The only other equity plan under which common stock of the Company may be issued is the Outside Directors' Deferred Compensation Plan, which authorizes the issuance of shares only to non-employee directors. If shareholders do not approve the Plan, the Current Plan will remain in existence, but the Company will not have sufficient shares under it to meet its short- or long-term needs.

Key Changes in the Plan

The amendment and restatement of the Plan is generally effective on the Amendment Date and makes the following changes, as described in more detail under "Plan Summary" below:

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  Increases the shares available under the Plan by 8.5 million shares, subject to shareholder approval;

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  Extends the term of the Plan by approximately two years, from February 10, 2026 to February 7, 2028, subject to shareholder approval;

  •
  Provides that awards subject to time-based vesting that are granted on or after the Amendment Date are subject to "double-trigger" vesting on a change in control of the Company; and

  •
  Makes other administrative changes, including changes clarifying the treatment of awards subject to performance-based vesting on a change in control of the Company.

Notwithstanding the foregoing, the terms of the Plan, as amended and restated on the Amendment Date, will only apply to awards granted after the Amendment Date. Awards granted prior to the Amendment Date continue to be governed by the terms of the Current Plan as in effect on November 2, 2017, which were those same terms in effect as of immediately prior to the Amendment Date. It is the intent of the Company that the amendment and restatement of the Plan on the Amendment Date not constitute a "material modification" of the Plan or awards granted under it prior to the Amendment Date within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the Plan will be interpreted in accordance with the foregoing intent.

Why You Should Vote For the Plan

The Board of Directors recommends that the Company's shareholders approve the Plan because it believes that equity awards are a critical part of the Company's compensation program and are essential to the Company's ability to effectively compete for and appropriately motivate and reward key talent. The Board of Directors believes that it is in the interests of both the Company and its shareholders to strengthen the Company's ability to attract, motivate and retain high quality employees, directors and consultants and to incentivize such persons to achieve the Company's financial and strategic goals through the issuance of equity and other performance-based awards. The Company is seeking shareholder approval of the Plan because the Board of Directors does not believe that the shares available for issuance with respect to equity awards under the Current Plan are sufficient to meet the Company's short- or long-term needs. The Company believes that the availability of an additional 8.5 million shares under the Plan in addition to the remaining shares under the Current Plan (2,673,893 shares at the end of fiscal 2017) would provide sufficient additional shares to continue to make awards at historical average rates for 2-3 years.

2018 PROXY STATEMENT	74

Promotion of Good Corporate Governance Practices

The Plan includes a number of provisions that we believe promote good corporate governance and the interests of shareholders. Under the Plan:

  •
  Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date

  •
  The administrator may not, without prior approval of the Company's shareholders, "reprice" any previously granted underwater stock options or stock appreciation rights

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  Shares subject to an award under the Plan may not again be made available for issuance under the Plan if such shares were: (i) subject to a stock-settled stock appreciation right and were not issued upon the net settlement or net exercise of such stock appreciation right, (ii) used to pay the exercise price of a stock option or the purchase price, if any, for an award, (iii) delivered to or withheld by the Company to pay the withholding taxes related to an award, or (iv) repurchased on the open market with the proceeds of a stock option exercise

  •
  The Plan has a fungible share feature whereby so-called "full value" awards are counted against the share pool at a higher rate (2.6:1) than stock options or stock appreciations rights

  •
  Outstanding awards under the Plan may be forfeited in the event a participant engages in an act of misconduct

  •
  The Plan administrator may recover awards made under the Plan and payments under or gain in respect of any award in accordance with the Company's Policy for Recovery of Incentive Compensation or any other clawback policy maintained by the Company

  •
  Awards generally must be granted with vesting schedules pursuant to which they will not vest or become exercisable for at least one year

  •
  The Plan limits the aggregate grant date value of awards that may be granted to non-employee directors

  •
  No dividends or dividend equivalents will be paid with respect to performance-based restricted stock units or performance-based restricted stock until the underlying performance awards vest

  •
  No dividends or dividend equivalents will be paid with respect to shares subject to stock options or stock appreciation rights

  •
  Awards generally may not be transferred except by will or the laws of descent and distribution or, if approved by the administrator, to certain family members, family trusts, or family partnerships pursuant to a gift or domestic relations order

  •
  Awards subject to time-based vesting that are granted on or after the Amendment Date are subject to "double-trigger" vesting on a change in control of the Company

Key Data

The following table provides information regarding equity awards outstanding and shares available for future awards under all of the Company's equity plans as of December 30, 2017, the end of the Company's fiscal year (and without giving effect to approval of the Plan

2018 PROXY STATEMENT	75

under this Item 4). We have no equity awards outstanding other than stock options, restricted stock, restricted stock units and performance awards (in the form of both performance restricted stock and performance restricted stock units).

Total shares underlying all outstanding stock options	6,089,664

Weighted average exercise price of outstanding stock options	$20.05

Weighted average remaining contractual life of outstanding stock options (years)	5.8

Total shares underlying all outstanding and unvested performance shares and units	1,690,668

Total shares underlying all outstanding and unvested restricted stock and units (excluding performance shares)	2,025,072

Shares available for future awards that could be issued under Current Plan[1]	2,673,893

Shares available for future issuance under the Outside Directors' Deferred Compensation Plan[1]	111,282

1
Upon approval of the Plan, the only additional shares available for future awards will be the additional 8.5 million shares approved under the Plan. The 111,282 shares available under the Outside Directors' Deferred Compensation Plan are only for issuance to non-employee directors. No shares under any other plan will be available for future issuance.

Section 162(m) of the Code

The Board of Directors believes that it is in the best interests of the Company and its shareholders to continue to maintain an equity incentive plan under which awards made to the Company's executive officers before November 2, 2017 may continue to qualify as exempt "performance based" compensation for purposes of Section 162(m) (to the extent applicable). Prior to the enactment of the Tax Cuts and Jobs Act on December 22, 2017 ("Tax Act"), Section 162(m) of the Code generally limited to; $1,000,000 the federal income tax deduction available to publicly held companies for compensation paid in any one year to the Company's chief executive officer or any of the Company's three other most highly compensated executive officers (other than the Company's CFO), with certain exceptions for "qualified performance-based compensation." For compensation awarded under a plan before November 2, 2017 to fit within this exception under Section 162(m) of the Code, among other things, the following terms must be disclosed to and approved by the shareholders of the company before the compensation is paid: (i) a description of the employees eligible to receive such awards, (ii) a description of the business criteria on which the performance goals may be based, and (iii) the maximum amount that can be paid to any participant for a specified period. While it is the intent of the Company that the amendment and restatement of the Plan on the Amendment Date not constitute a "material modification" of the Plan or awards granted under it prior to the Amendment Date within the meaning of Section 162(m) of the Code, there can be no guarantee that awards made before November 2, 2017 under the Plan will be deductible as qualified performance-based compensation under Section 162(m) of the Code. In addition, the Compensation Committee has and will continue to have authority to pay or provide compensation (including under the Plan, if approved by shareholders) that is not deductible under Section 162(m) of the Code in order to maintain a competitive compensation program and provide compensation that will attract and retain highly qualified executives

Plan Summary

The following summary of the material terms of the Plan is qualified in its entirety by reference to the complete statement of the Plan, which is set forth in Appendix A to this proxy statement.

Administration

The Plan will be administered by the Compensation Committee, which is referred to in this summary in its capacity as administrator of the Plan as the "administrator." Any power of the Compensation Committee as administrator may also be exercised by the Board of Directors, except to the extent that the grant or exercise of such authority would cause any award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an award designated as a performance award not to qualify for treatment as performance-based compensation under Section 162(m) of the Code, to the extent applicable. Subject to the express provisions of the Plan, the administrator is authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan. All decisions, determinations and interpretations by the Compensation Committee regarding the Plan and awards granted under the Plan will be final and binding on all participants and other persons holding or claiming rights under the Plan or to an award under the Plan. The Compensation Committee may authorize one or more officers of the Company to perform any or all things that the administrator is authorized and empowered to do or perform under the Plan; provided, however, that no such officer may designate himself or herself as a recipient of any awards granted under the authority delegated to

2018 PROXY STATEMENT	76

such officer and that any delegation of the power to grant awards to an officer must otherwise be consistent with the requirements of Section 157(c) of the Delaware General Corporation Law. The Compensation Committee has designated the Company's CEO, CFO, general counsel and secretary, and head of the human resource function to assist in administering the Plan and executing award agreements and other documents entered into under the Plan. In addition, the Compensation Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any subsidiary, and/or to one or more agents.

References to Section 162(m) of the Code in this "Administration" section, as well as in the sections captioned "Shares Subject to the Plan and to Awards," "Restricted Stock and Restricted Stock Units," "Incentive Bonuses" and "Qualifying Performance Criteria" below, shall refer to such Code section as in effect prior to December 22, 2017, including the regulations thereunder and other applicable Internal Revenue Service guidance, whether promulgated or issued before or after December 22, 2017.

Eligibility

Any person who is a current or, to the extent consistent with Section 409A of the Code, prospective officer or employee of the Company or of any Company subsidiary will be eligible for selection by the administrator for the grant of awards under the Plan. In addition, non-employee directors and any service providers who have been retained to provide consulting, advisory or other services to the Company or to any Company subsidiary will be eligible for the grant of awards under the Plan. Stock options intended to qualify as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code may only be granted to employees of the Company or a Company subsidiary. As of March 1, 2018, approximately 7 executive officers, 415 employees, 10 non-employee directors and a very limited number (likely less than 10) of other service providers would be eligible to participate in the Plan. As of this same date, the closing price of a share of common stock of the Company was $29.00.

Shares Subject to the Plan and to Awards

Subject to changes in the Company's capitalization, the aggregate number of shares of the Company's common stock issuable pursuant to all awards under the Plan will not exceed 6,100,000 (the number of shares authorized under the Current Plan as approved by shareholders on April 21, 2016), plus an additional 8,500,000 shares, plus any shares of the Company's common stock underlying awards granted under the Company's Stock Incentive Plan of 2013 and the Company's Stock Incentive Plan of 2010 that on or after the effective date of the Current Plan, or the Amendment Date, as applicable, cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and non-forfeitable shares). Any shares granted under stock options or stock appreciation rights will be counted against this limit on a one-for-one basis, and any shares granted under any other awards will be counted against this limit as 2.6 shares for every one share subject to such award. The shares issued pursuant to awards granted under the Plan may be shares that are authorized and unissued or issued shares that were reacquired by the Company, including shares purchased in the open market. No fractional shares will be delivered under the Plan.

For purposes of determining the share limits described in the paragraph above, the aggregate number of shares issued under the Plan at any time will equal only the number of shares actually issued (as calculated above) upon exercise or settlement of an award. Notwithstanding the foregoing, shares subject to an award under the Plan may not again be made available for issuance under the Plan if such shares were: (i) subject to a stock-settled stock appreciation right and were not issued upon the net settlement or net exercise of such stock appreciation right, (ii) used to pay the exercise price of a stock option or the purchase price, if any, for an award, (iii) delivered to or withheld by the Company to pay the withholding taxes related to an award, or (iv) repurchased on the open market with the proceeds of a stock option exercise. Shares subject to awards that have been canceled, expired, forfeited or otherwise not issued under an award and shares subject to awards settled in cash will not count as shares issued under the Plan for purposes of the above limit.

Subject to certain adjustments, the aggregate number of shares that may be delivered, or the value of which could be paid in cash or other property, under awards granted under the Plan during any calendar year to any one participant may not exceed 3,600,000 and the aggregate number of shares that may be issued pursuant to the exercise of ISOs granted under the Plan may not exceed 3,600,000. The maximum amount payable pursuant to that portion of an incentive bonus granted in any calendar year to any participant under the Plan that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code may not exceed $20,000,000. The aggregate grant date fair value of awards (computed as of the date of grant in accordance with applicable financial accounting rules) granted under the Plan during any calendar year to any one non-employee director will not exceed $400,000.

2018 PROXY STATEMENT	77

In addition, (i) no portion of any grant of restricted stock will be scheduled to vest prior to the date that is one year following the date the restricted stock is granted; (ii) no portion of any grant of an option or stock appreciation right will be scheduled to become exercisable prior to the date that is one year following the date the option or stock appreciation right is granted; and (iii) no portion of any grant of a restricted stock unit or incentive bonus will be scheduled to vest or be settled, paid or distributed prior to the date that is one year following the date the award is granted; provided; however, that awards that result in the issuance of an aggregate of up to 5% of the shares reserved for issuance under the Plan may be granted to eligible persons without regard to the minimum vesting, exercisability, settlement, payment and distribution provisions described in this paragraph.

Stock Options

Stock options granted under the Plan may either be ISOs or stock options that are not intended to qualify as ISOs ("nonqualified stock options" or "NQSOs"). The administrator will establish the exercise price per share under each stock option, which will not be less than the fair market value (or 110% of the fair market value in the case of ISOs granted to individuals who own more than 10% of the Company's common stock) of a share on the date the stock option is granted, except in certain cases where substitute or replacement awards are granted in connection with a merger or acquisition. The administrator will establish the term of each stock option, which in no case may exceed a period of 10 years from the date of grant (or five years in the case of ISOs granted to individuals who own more than 10% of the Company's common stock). Unless the administrator determines otherwise, (i) upon termination of employment other than due to death, disability, retirement or termination for cause, to the extent vested on the date of such termination, stock options remain exercisable for three months following such date (or until the expiration date of the stock option, if earlier), (ii) upon death or disability, stock options become fully vested and remain exercisable for one year following such event (or until the expiration date of the stock option, if earlier), (iii) upon retirement, stock options become fully vested and remain exercisable until their expiration date, and (iv) upon termination of employment for cause, all stock options are forfeited.

No dividends or dividend equivalents may be paid or granted in respect of shares subject to stock options or stock appreciation rights and no holder of a stock option is entitled to any dividends with respect to the shares subject to stock options or appreciation rights unless and until such awards have vested and have been exercised in accordance with the terms of the Plan and the applicable award agreement and such shares are reflected as issued and outstanding.

Stock Appreciation Rights

A stock appreciation right provides the right to receive the monetary equivalent of the increase in value of a specified number of the shares over a specified period of time after the right is granted. Stock appreciation rights may be granted to participants either in tandem with or as a component of other awards granted under the Plan ("tandem SARs") or not in conjunction with other awards ("freestanding SARs"). All freestanding SARs will be granted subject to the same terms and conditions applicable to options as set forth above and in the Plan, and all tandem SARs will have the same exercise price, vesting, exercisability, forfeiture and termination provisions as the award to which they relate.

Restricted Stock and Restricted Stock Units

Restricted stock is an award or issuance of shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to certain conditions (including continued employment or performance conditions) determined by the administrator. Restricted stock units are awards denominated in units of shares under which the issuance of shares is subject to such conditions (including continued employment or performance conditions) and terms as the administrator deems appropriate. Notwithstanding the satisfaction of any performance goals, the number of shares granted, issued, retainable and/or vested under an award of restricted stock or restricted stock units on account of either financial performance or personal performance evaluations may be reduced, but not increased, by the administrator on the basis of such further consideration as the administrator may determine.

Unless the administrator determines otherwise, (i) upon termination of employment for any reason other than death, disability or retirement, all restricted stock and restricted stock units still subject to restrictions as of the date of termination will be forfeited, and (ii) upon death, disability or retirement, in general, the restrictions remaining on a participant's restricted stock and restricted stock units will lapse, except that in the case of awards intended to satisfy the exception for "performance-based compensation" under Section 162(m) of the Code, any applicable qualifying performance criteria will not lapse upon a participant's retirement other than in a manner that is consistent with such requirements.

2018 PROXY STATEMENT	78

Unless otherwise determined by the administrator, participants holding shares of restricted stock granted under the Plan may exercise full voting rights with respect to those shares during the period of restriction, but participants will have no voting rights with respect to shares underlying restricted stock units unless and until such shares are reflected as issued and outstanding shares on the Company's stock ledger.

The administrator will determine the extent to which participants are entitled to receive dividends or dividend equivalents with respect to restricted stock and shares underlying restricted stock units. Any cash or stock dividends and dividend equivalents with respect to restricted stock and restricted stock units granted as performance awards, if any, will be withheld by the Company for the participant's account and will be paid, if at all, (i) in the case of restricted stock, upon the achievement of the applicable performance measure(s) and the satisfaction of any other restrictions imposed on the restricted stock in respect of which the dividends were paid and (ii) in the case of restricted stock units, at the time the shares and/or cash underlying such restricted stock units is paid, and any dividends deferred in respect of any restricted stock and restricted stock units granted as performance awards will be forfeited upon the forfeiture of such restricted stock and restricted stock units. Any non-cash dividends or distributions paid with respect to restricted stock and restricted stock units granted as performance awards will be subject to the same restrictions that apply to the award to which they relate.

Stock Awards

Stock awards may be granted under the Plan with such terms and conditions as determined by the administrator, consistent with the 5% limit set forth above under "Shares Subject to the Plan and to Awards." Participants will have all voting, dividend, liquidation and other rights with respect to shares underlying a stock award, but such awards may be subject to restrictions on transfer as determined by the administrator.

Incentive Bonuses

An incentive bonus will confer upon the participant the opportunity to earn a future payment, in cash or shares, tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year. The administrator will establish the terms and conditions to which the award is subject, including performance criteria and the level of achievement of the criteria that will determine the target and maximum amounts payable under an incentive bonus award, which criteria may be based on financial performance and/or personal performance evaluations. An incentive bonus may or may not be intended to satisfy the requirements of the "performance-based compensation" exception under Section 162(m) of the Code, to the extent applicable. The Company does not anticipate that awards granted after November 2, 2017 will qualify as performance-based compensation under Section 162(m) of the Code. Notwithstanding the satisfaction of any performance goals, the amount paid under an incentive bonus award on account of either financial performance or personal performance evaluations may be reduced, but not increased, by the administrator on the basis of such further consideration as the administrator may determine.

Deferral of Gains

The administrator may, in an award agreement or otherwise, provide for the deferred delivery of shares upon settlement, vesting or other events with respect to restricted stock or restricted stock units, or for the deferred payment or satisfaction of an incentive bonus. However, in no event will any deferral of the delivery of shares or any other payment with respect to any award be allowed if the administrator determines, in its sole and absolute discretion that the deferral would result in the imposition of the additional tax under Section 409A of the Code. Notwithstanding the foregoing and to the extent compliant with Section 409A of the Code, if the administrator permits any deferral of shares or any other payment as described above, payment of any vested award that a participant has elected to defer will be made regardless of any deferral election within thirty (30) days of a change in control or the participant's separation from service (including death).

Qualifying Performance Criteria

With respect to performance-based awards the administrator may establish performance criteria and level of achievement of such criteria that will determine the number of shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an award, which criteria may be based on "qualifying performance criteria" (as described below) or other standards of financial performance and/or personal performance evaluations. In addition, the administrator may specify that an award or a portion of an award is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code, to the extent applicable, provided that the performance criteria for such award or portion of an award that is intended by the administrator to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code will be a measure based on one or more qualifying performance criteria selected by the administrator and specified in writing at the time the award is granted, which will be not later than 90 days after the commencement of the performance period to which the incentive bonus relates (or at such earlier time as is required to qualify the incentive

2018 PROXY STATEMENT	79

bonus as performance-based under Section 162(m) of the Code). The administrator will certify the extent to which any qualifying performance criteria has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code.

For purposes of the Plan, the term "qualifying performance criteria" means an objectively determinable measure of performance relating to any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, division, line or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to an index or indices or a designated comparison group or groups, in each case as specified by the administrator: (i) net earnings or earnings per share (including earnings before interest, taxes, depreciation and/or amortization), (ii) income, net income or operating income, (iii) revenues, (iv) net sales, (v) return on sales, (vi) return on equity, (vii) return on capital (including return on total capital or return on invested capital), (viii) return on assets or net assets, (ix) earnings per share, (x) economic or business value added measurements (xi) return on invested capital, (xii) return on operating revenue, (xiii) cash flow (before or after dividends), (xiv) stock price, (xv) total shareholder return, (xvi) market capitalization, (xvii) economic value added, (xviii) debt leverage (debt to capital), (xix) operating profit or net operating profit, (xx) operating margin or profit margin, (xxi) cash from operations, (xxii) market share, (xxiii) product development or release schedules, (xxiv) new product innovation, (xxv) cost reductions, (xxvi) customer acquisition or retention, (xxvii) customer service, or (xxviii) customer satisfaction.

To the extent consistent with the requirements for satisfying performance-based compensation exception under Section 162(m) of the Code, the administrator (i) may appropriately adjust any evaluation of performance under qualifying performance criteria to eliminate the effects of charges for restructurings, discontinued operations, unusual or infrequently occurring items and all items of gain, loss or expense determined to be unusual or infrequent in nature or related to the disposal of a segment of a business or related to a change in accounting principle all as determined in accordance with applicable accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company's financial statements or notes to the financial statements, and (ii) may appropriately adjust any evaluation of performance under qualifying performance criteria to exclude any of the following events that occurs during a performance period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax law or other such laws or provisions affecting reported results, and (d) accruals of any amounts for payment under the Plan or any other compensation arrangement maintained by the Company.

Suspension or Termination of Awards

Unless otherwise determined by the administrator, (i) if the Company's chief executive officer or any other person designated by the administrator reasonably believes that a participant may have committed an act of misconduct (as defined in the Plan), then the participant's rights to exercise any stock option, vest in any award and/or receive payment for or shares in settlement of an award may be suspended pending a determination of whether such misconduct has been committed, and (ii) if the administrator, the Company's chief executive officer or any other person designated by the administrator determines that a participant has committed an act of misconduct, then the participant (a) may not exercise any stock option or stock appreciation right, vest in any award, have restrictions on an award lapse or otherwise receive payment of an award, (b) will forfeit all outstanding awards, and (c) may be required, at the discretion of the administrator, to return or repay to the Company any then unvested shares previously issued under the Plan. In addition, the administrator may seek to recover awards made under the Plan and payments under or gain in respect of any award in accordance with the Company's Policy for Recovery of Incentive Compensation or any successor or additional clawback or recoupment policy or as otherwise required by applicable law or applicable stock exchange listing standards.

Settlement of Awards

Awards (other than stock awards), may be settled in shares, cash or a combination thereof, as determined by the administrator.

No Repricing Without Shareholder Approval

Other than in connection with certain changes in the Company's capitalization, the administrator may not, without prior approval of the Company's shareholders, effect any "repricing" of a previously granted stock option or stock appreciation right that is "underwater" (i.e., the fair market value of the shares underlying such award is less than the exercise price of such award) by (i) amending or modifying the terms of the award to lower the exercise price; (ii) canceling the underwater award and granting either (A) replacement stock options or stock appreciation rights, as applicable, having a lower exercise price or (B) restricted stock, restricted stock units, performance awards or stock awards in exchange; or (iii) cancelling or repurchasing the underwater award for cash or other securities.

2018 PROXY STATEMENT	80

Amendment and Termination

The Board of Directors may amend, alter or discontinue the Plan, and the administrator may amend or alter any agreement or other document evidencing an award made under the Plan, except that, unless in connection with a change in the capitalization of the Company or a change in control, no such amendment or alteration may, without the approval of the shareholders of the Company: (i) increase the maximum number of shares for which awards may be granted under the Plan, (ii) reduce the minimum price set forth in the Plan at which stock options or stock appreciation rights may be granted, (iii) reduce the exercise price of outstanding stock options or stock appreciation rights, (iv) extend the term of the Plan, (v) change the class of persons eligible to be participants, (vi) otherwise amend the Plan in any manner requiring shareholder approval by law or under the New York Stock Exchange listing requirements (or the listing requirements of any successor exchange that is the primary stock exchange for trading of the Company's shares), or (vii) increase the individual maximum limits set forth in the Plan.

Except as set forth in the Plan, no amendment or alteration to the Plan or an award or award agreement may be made that would impair the rights of the holder of an award without such holder's consent. In addition, the Plan may not be amended in any way that causes the Plan to fail to comply with or be exempt from Section 409A of the Code, unless the Board of Directors expressly determines to amend the Plan to be subject to Section 409A of the Code.

The administrator may, in its sole and absolute discretion, modify the provisions of the Plan or an award as they pertain to a participant who is employed or providing services outside the United States in order to comply with applicable foreign law or to recognize differences in local law, currency or tax policy.

Change in Control

For awards granted prior to the Amendment Date, unless otherwise determined by the administrator, upon a change in control all outstanding stock options and stock appreciation rights will become immediately exercisable and, unless such awards will receive a cash payment as described in the last paragraph of this "change in control" section, will remain exercisable through their terms without any requirement to continue in the service or employ of the Company, and all other outstanding awards immediately will become vested.

For awards granted on or after the Amendment Date that are subject to vesting based on continuous employment or service, to the extent awards are assumed or substituted by an acquirer in the change in control (as defined in the Plan) awards shall not immediately vest upon the change in control and instead shall continue to vest in accordance with their terms, provided that if a participant experiences a termination of employment (as defined in the Plan) by the Company without cause (as defined in the Plan) or by the participant for good reason (as defined in the Plan), in each case, within the twenty-four (24) month period following the change in control, the awards shall immediately vest and become exercisable or shall be settled upon such qualifying termination. If, at any time during the vesting period of an award, a participant is or becomes eligible to terminate his or her employment with the Company or its Subsidiaries due to retirement, the award shall immediately vest in full upon the change in control.

For awards granted on or after the Amendment Date that are subject to performance conditions, if a change in control occurs prior to the end date of a performance period, to the extent the performance award is outstanding immediately prior to such change in control, such award will vest (a) based on actual performance through the date of the change in control as determined by the administrator (treating the change in control as the end of the applicable performance period) without proration for the time elapsed in such performance period prior to such change in control for purposes of determining performance, but in the discretion of the administrator, prorated for purposes of elapsed time in a manner consistent with subsection (b) below, (b) assuming that target level of performance is attained and prorated based on the number of days in the performance period that elapsed prior to the change in control over the total number of days in the performance period, or (c) a combination of (a) and (b) (without double counting). Any portion of the performance award (or the full award as applicable) that does not vest in connection with a change in control as contemplated herein will automatically terminate upon such change in control.

Subject to and limited by the requirements of the preceding three paragraphs, the administrator shall determine the effect of a change in control (as defined in the Plan) on outstanding awards. These effects, which need not be the same for all participants, may include, but are not limited to (i) substituting for the shares subject to an outstanding award or portion thereof the stock or securities of the surviving corporation or any successor corporation (or parent or subsidiary thereof), in which event the aggregate exercise price of the award will remain the same, and/or (ii) converting any outstanding award or portion thereof into a right to receive cash or other property following the consummation of the change in control in an amount equal to the value of the consideration to be received for one share of the Company's

2018 PROXY STATEMENT	81

common stock in connection with such transaction less the purchase or exercise price of the shares subject to the award, if any, multiplied by the number of shares subject to the award or portion thereof.

The administrator may determine that some or all participants holding vested and exercisable stock options or stock appreciation rights will receive with respect to some or all of the shares subject to such awards cash in an amount equal to the excess of (i) the greater of (a) the highest sales price of the shares on the New York Stock Exchange (or any successor exchange that is the primary stock exchange for trading of the Company's shares) on the date immediately prior to the change in control and (b) the highest price per share actually paid in connection with the change in control, over (ii) the exercise price of the award.

Adjustments

The number and kind of shares available for issuance under the Plan, and the number and kind of shares subject to the individual and ISO limits set forth under the Plan, will be equitably adjusted by the administrator to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of shares of the Company outstanding. The terms of any outstanding award will also be equitably adjusted by the administrator as to price, number or kind of shares subject to such award and other terms to reflect the foregoing events, which adjustments need not be uniform as between different awards or different types of awards.

In the event there is a change in the number or kind of outstanding shares under the Plan as a result of a change of control, other merger, consolidation or otherwise, then the administrator will determine the appropriate and equitable adjustment to be effected. In addition, in the event of such a change, the administrator may accelerate the time or times at which any award may be exercised (subject to the limitations described above under the "Change in Control" heading) and may provide for cancellation of such accelerated awards that are not exercised within a time prescribed by the administrator in its sole discretion.

Transferability

Unless the administrator determines otherwise, awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution, and each stock option or stock appreciation right may be exercisable only by the participant during his or her lifetime. To the extent permitted by the administrator, the person to whom an award is initially granted may transfer awards, in certain limited circumstances, to certain family members, family trusts, or family partnerships.

No Right to Company Employment

Nothing in the Plan or an award agreement will interfere with or limit in any way the right of the Company, its subsidiaries and/or its affiliates to terminate any participant's employment, service on the Board of Directors or service for the Company at any time or for any reason not prohibited by law, nor will the Plan or an award itself confer upon any participant any right to continue his or her employment or service for any specified period of time. Neither an award nor any benefits arising under the Plan will constitute an employment contract with the Company, any subsidiary and/or its affiliates.

Effective Date and Termination of the Plan

The Plan was adopted by the Board of Directors on February 7, 2018, subject to shareholder approval. The Plan will remain available for the grant of awards until February 7, 2028, unless earlier terminated by the Board of Directors. If shareholders do not approve this proposal, the Company can continue to make awards under the Current Plan to the extent of the number of shares authorized under the Current Plan as of immediately prior to the Amendment Date. Any award granted on or after the Amendment Date, to the extent that the number of shares subject to such award, or portions thereof, exceeds the number of shares authorized under the Current Plan as of the Amendment Date, shall be void as determined by the Administrator if shareholder approval of the Plan is not obtained.

Federal Income Tax Treatment

The following discussion is a general summary as of the date of this Proxy Statement of the significant U.S. federal income tax consequences to the Company and the participants in the Plan. The discussion is intended solely for general information and does not make specific representations to any participant. The discussion does not address state, local or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes. A recipient's particular situation may be such that some variation of the basic rules is applicable to him or her. In addition,

2018 PROXY STATEMENT	82

the federal income tax laws and regulations are frequently revised and may change at any time. Therefore, each recipient is urged to consult a tax advisor before exercising any award or before disposing of any shares acquired under the Plan both with respect to federal income tax consequences as well as any foreign, state or local tax consequences. The Company does not anticipate that awards granted after November 2, 2017 will qualify as performance-based compensation under Section 162(m) of the Code.

Stock Options

ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NQSOs do not comply with such requirements.

In general, a participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date may, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO until the later of two years following the stock option grant date and one year following exercise, the gain, if any, upon a subsequent disposition of such shares will be long-term capital gain. The amount of the gain will be the difference between the proceeds received on disposition and the participant's basis in the shares (which generally equals the exercise price). If a participant disposes of stock acquired pursuant to exercise of an ISO before satisfying these holding periods, the participant will recognize as ordinary income in the year of disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares, and capital gain or loss for any other difference between the sale price and the exercise price. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the participant's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company generally will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to the ordinary income recognized by the participant.

The Company does not guarantee that any option intended to be an ISO will qualify for the tax treatment of ISOs described above. If an option intended to be an ISO fails to so qualify, it will be taxed as an NQSO, as described below.

In general, a participant is not taxed on the grant of an NQSO. On exercise, the participant recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company is generally entitled to an income tax deduction in the year of exercise in the amount recognized by the participant as ordinary income. The participant's gain (or loss) on subsequent disposition of the shares is long-term capital gain (or loss) if the shares are held for at least one year following exercise, and otherwise is short-term capital gain (or loss). The Company does not receive a deduction for any such capital gain.

Stock Appreciation Rights

In general, the recipient of a freestanding SAR will not recognize any taxable income at the time the freestanding SAR is granted. If the freestanding SAR is settled in cash, the cash will be taxable as ordinary income to the recipient at the time that it is received. If the freestanding SAR is settled in shares, the recipient will recognize ordinary income equal to the excess of the fair market value of the shares on the day the freestanding SAR is exercised over any amounts paid by the recipient for the shares.

With respect to tandem SARs, if a holder elects to surrender the underlying stock option in exchange for cash or stock equal to the appreciation inherent in the underlying stock option, the tax consequences to the employee will be the same as discussed above relating to freestanding SARs. If the employee elects to exercise the underlying stock option, the holder will be taxed at the time of exercise as if he or she had exercised an NQSO (discussed above).

The Company generally is entitled to a deduction with respect to a SAR at the same time the recipient recognizes ordinary income with respect thereto.

Restricted Stock and Restricted Stock Units

A participant who is awarded or purchases shares subject to a substantial risk of forfeiture, or restricted stock, generally does not recognize income at the time of the grant. When the risk of forfeiture lapses, the participant generally recognizes ordinary income in an amount equal to the excess of the fair market value of the shares over the purchase price, if any, and a deduction is generally available to the Company in the same year that the participant recognizes income. However, a participant may make an election under Section 83(b) of the Code to recognize taxable ordinary income at the time the shares are transferred to the participant, rather than later, when the risk of forfeiture lapses, in an

2018 PROXY STATEMENT	83

amount equal to the fair market value of the shares at the time of such transfer. Such election must be made no later than 30 days after the date the shares are transferred to the participant. If the participant makes a timely and effective election, when the restrictions on the shares lapse, the participant will not recognize any additional income. For purposes of determining capital gain or loss on a sale of shares acquired under a restricted stock award under the Plan, the holding period in the shares begins when the participant recognizes taxable income with respect to the transfer. The participant's tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. If the participant forfeits the shares to the Company (e.g., upon the participant's termination prior to vesting), the participant may not claim a deduction with respect to the income recognized as a result of the election. Dividends (if any) paid with respect to unvested shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are paid, if an effective 83(b) election was not made with respect to the shares.

A participant who is awarded restricted stock units generally does not recognize income at the time of grant. Instead, the participant is generally taxed upon settlement of the award (and a corresponding deduction is generally available to the Company), unless he or she has made a proper election to defer receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code. (FICA taxes will apply upon the vesting of the restricted stock unit award.) If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Stock Awards

A participant who receives a stock award generally is required to recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date the shares are granted over the purchase price (if any) paid for the shares. The Company generally will be entitled to a deduction with respect to stock awards at the same time the recipient recognizes ordinary income with respect thereto.

Incentive Bonuses

A participant will have taxable income at the time an incentive bonus is paid. At that time, the participant will recognize ordinary income equal to the value of the amount then payable and, the Company generally will be entitled to a corresponding deduction.

Certain Change in Control Payments

Under Section 280G of the Code, the vesting or accelerated exercisability of stock options or the vesting and payments of other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards, may be subject to an additional 20% federal tax, which is non-deductible to the Company.

Company Deduction and Section 162(m) of the Code

As described above under "Section 162(m) of the Code," Section 162(m) of the Code generally disallows a deduction to a publicly held corporation and its affiliates for certain compensation paid to a "covered employee" in a taxable year in excess of $1 million, unless the compensation satisfies the requirements of the "performance-based compensation" exception under Section 162(m) of the Code. Stock options, stock appreciation rights and certain performance awards under the Plan granted before November 2, 2017 are generally intended to satisfy the requirements of this exception. However, as discussed above, the Compensation Committee has and will continue to have discretionary authority to grant awards under the Plan that do not satisfy the requirements of this exception in order to maintain a competitive compensation program and provide compensation that will attract and retain highly qualified executives.

New Plan Benefits

The benefits that will be awarded or paid under the Plan are not currently determinable. Awards granted under the Plan are within the discretion of the Compensation Committee.

2018 PROXY STATEMENT	84

Equity Compensation Plan Information

The following table provides information about the Company's equity compensation plans as of December 30, 2017 (and does not include the 8.5 million shares of common stock that are the subject of this Proposal 4):

Plan Category[1]	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	6,089,664	[2,3]	$20.05	2,785,175	[4]

Equity compensation plans not approved by security holders	—		—	—

Total	6,089,664		$20.05	2,785,175

1
Each plan for which aggregated information is provided contains customary anti-dilution provisions that are applicable in the event of a stock split, stock dividend or certain other changes in the Company's capitalization.
2
Includes: (i) 5,434,103 stock options awarded to employees under the Amended and Restated Stock Incentive Plan of 1999, the Amended and Restated Stock Incentive Plan of 2001, the Amended and Restated Stock Incentive Plan of 2003, the Amended and Restated Stock Incentive Plan of 2005, the Stock Incentive Plan of 2010, the Stock Incentive Plan of 2013 and the Stock Incentive Plan of 2016 (Current Plan); and (ii) 655,561 stock options awarded to non-employee directors under the Amended and Restated Stock Incentive Plan of 2005, the Stock Incentive Plan of 2010, the Stock Incentive Plan of 2013 and the Stock Incentive Plan of 2016 (Current Plan). Column (a) does not include stock units credited to outside directors' fee accounts or retirement accounts under the Outside Directors' Deferred Compensation Plan. Stock units do not have an exercise price. Each stock unit credited to a director's fee account and retirement account under the Outside Directors' Deferred Compensation Plan will be converted into one share of common stock upon distribution. Column (a) also does not include shares of restricted or unrestricted common stock previously issued under the Company's equity compensation plans.
3
Of this amount, 1,439,221 options were not exercisable as of December 30, 2017 due to vesting restrictions.
4
Comprised of: (i) 111,282 shares available for issuance under the Outside Directors' Deferred Compensation Plan upon the retirement of the current directors or upon a change in control; and (ii) 2,673,893 shares issuable under the Stock Incentive Plan of 2016.

The Outside Directors' Deferred Compensation Plan is a supplemental, unfunded, nonqualified deferred compensation plan for non-employee directors. Beginning in 2006, the Company began paying an annual equity retainer to non-management directors in the form of a contribution under the Outside Directors' Deferred Compensation Plan. Non-management directors may also voluntarily elect to receive, in lieu of some or all directors' fees, a number of stock units equal to the amount of the deferred directors' fees divided by the fair market value of the Company's common stock on the date of payment. These stock units are increased by a dividend equivalent based on dividends paid by the Company and the amount of stock units credited to the participating director's fee account and retirement account. Upon distribution, the participating directors receive a number of shares of the Company's common stock equal to the number of stock units to be distributed at that time. Distribution is triggered by termination of service as a director or by a change in control of the Company and can occur in a lump sum, in installments or on another deferred basis. A total of 437,282 shares have been issued to a trust to satisfy the Company's obligations when distribution is triggered and are included in shares the Company reports as issued and outstanding.

The Stock Incentive Plan of 2016, defined as the "Current Plan" above, was most recently approved by Company shareholders at the 2016 annual meeting and is the subject of this Proposal 4.

Of the total number of shares available under column (c), the number of shares with respect to the following plans may be issued other than upon the exercise of an option, warrant or right outstanding as of December 30, 2017:

Outside Directors' Deferred Compensation Plan: 111,282

Stock Incentive Plan of 2016: 1,028,420

2018 PROXY STATEMENT	85

VOTE REQUIRED AND BOARD RECOMMENDATION

Approval of the Wolverine World Wide, Inc. Stock Incentive Plan of 2016, as amended and restated, requires the affirmative vote of a majority of shares cast affirmatively or negatively on the matter for approval.

BOARD RECOMMENDATION

The Board of Directors recommends that you vote "FOR" approval of the Stock Incentive Plan of 2016, as Amended and Restated.

2018 PROXY STATEMENT	86

Related Party Matters

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2017, the Company has not engaged in any "related person" transactions with its directors, executive officers or holders of 5% or more of Company voting securities, affiliates or any member of the immediate family of the foregoing persons.

RELATED PERSON TRANSACTIONS POLICY

Wolverine Worldwide's Board adopted written policies and procedures regarding related person transactions. They require the Governance Committee to review and either approve or disapprove the Company entering into any Interested Transactions (defined below). If advance approval is not feasible, then the Governance Committee must review and ratify the Interested Transaction at its next meeting.

Interested Transaction	Any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which:
	(1)	the aggregate amount involved is or is expected to exceed $120,000 since the beginning of Wolverine Worldwide's last completed fiscal year;
	(2)	Wolverine Worldwide is a participant; and
	(3)	any Related Person (defined below) has or will have a direct or indirect interest.
An Interested Transaction does not include:
	(1)	any employment compensation paid to an executive officer of the Company if the Compensation Committee approved or recommended to the Board of Directors for approval such compensation;
	(2)	any compensation paid to a director for service as a director of the Company;
	(3)	any transaction in which a Related Person has an indirect interest solely as a result of being (i) a director or, together with all other Related Persons, as defined below, a less than 10% beneficial owner of an equity interest in another entity, or both, or (ii) a limited partner in a partnership in which the Related Person, together with all other Related Persons, has an interest of less than 10%; or
	(4)	any transaction in which the Related Person's interest arises solely from the ownership of the Company's common stock and all holders of the Company's common stock received the same benefit on a pro rata basis (e.g., a dividend).

Related Person	Any:
(a)
person who is or was at any point during the last fiscal year for which Wolverine Worldwide filed an Annual Report on Form 10-K and proxy statement, an executive officer, director or, to the extent information regarding such nominee is being presented in a proxy or information statement relating to the election of that nominee as a director, nominee for election as a director;
	(b)	beneficial owner of greater than five percent of Wolverine Worldwide's common stock; or
	(c)	immediate family member* of any of the foregoing.

*
Immediate family member is defined as a person's spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person's home (other than a tenant or employee)

The Governance Committee considers whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the Related Person's interest in the transaction, and other factors that it deems relevant. No director participates in any discussion or approval of an Interested Transaction for which he or she is a Related Person, except to provide information to the Governance Committee.

2018 PROXY STATEMENT	87

Additional Information

SHAREHOLDERS LIST

A list of shareholders entitled to vote at the meeting will be available for review by Wolverine Worldwide shareholders at the office of Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, Michigan 49351, during ordinary business hours for the 10-day period before the meeting.

DIRECTOR AND OFFICER INDEMNIFICATION

The Company indemnifies its directors and NEOs to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and NEOs, and persons who beneficially own more than 10% of the outstanding shares of the Company's common stock, to file reports of ownership and changes in ownership of shares of common stock with the SEC. Directors, NEOs and greater than 10% beneficial owners are required by SEC regulations to furnish Wolverine Worldwide with copies of all Section 16(a) reports they file. Based on its review of the copies of such reports received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons for fiscal year 2017, the Company believes that during fiscal year 2017, its officers and directors filed the required reports under Section 16(a) on a timely basis, except as follows: one report related to a gift of stock by Mr. O'Donovan made on March 13, 2017 was filed on February 27, 2018 due to an inadvertent delay by the Company.

SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT

Pursuant to SEC Rule 14a-8, some shareholder proposals may be eligible for inclusion in Wolverine Worldwide's 2019 proxy statement and proxy card. Any such shareholder proposals must be submitted in writing to the Secretary of Wolverine Worldwide no later than the close of business on November 27, 2018. You should address all shareholder proposals to the attention of Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, Michigan 49351.

OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING

The Company's By-Laws require that any shareholder proposal that is not submitted for inclusion in next year's proxy statement under SEC Rule 14a-8, but is instead sought to be presented directly at the 2019 Annual Meeting of Shareholders, must be received at the Company's principal executive offices by the close of business not less than 90 days nor more than 120 days prior to the first anniversary of the 2018 Annual Meeting. As a result, proposals, including director nominations, submitted pursuant to these provisions of the By-laws must be received between January 3, 2019, and the close of business on February 2, 2019. You should address a proposal to Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive N.E., Rockford, Michigan 49351, and include the information and comply with the requirements set forth in those By-laws, which the Company has posted on its website. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline, and in certain other cases notwithstanding the shareholder's compliance with this deadline.

VOTING SECURITIES

Shareholders of record at the close of business on March 12, 2018, are eligible to vote at the Annual Meeting. The Company's voting securities consist of its $1.00 par value common stock, and there were 95,248,198 shares outstanding and entitled to vote on the record date. Each share outstanding on the record date will be entitled to one vote on each director nominee and one vote on each other matter. Treasury shares are not voted. Individual votes of shareholders are kept private, except as appropriate to meet legal requirements. Access to proxies and

2018 PROXY STATEMENT	88

other individual shareholder voting records is limited to the independent inspectors of election and certain employees of the Company and its agents who acknowledge their responsibility to comply with this policy of confidentiality.

CONDUCT OF BUSINESS

A majority of the outstanding shares of common stock as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a "quorum." Your shares are counted as present at the meeting if you are present at the Annual Meeting and vote in person, a proxy card has been properly submitted by you or on your behalf, or you have submitted your proxy by telephone or by internet, or by completing, signing, dating and returning your proxy form in the enclosed envelope. Both abstentions and broker non-votes (defined below in "Vote Required for Election and Approval") are counted as present for the purpose of determining the presence of a quorum.

VOTE REQUIRED FOR ELECTION AND APPROVAL

For Proposal 1, Election of Directors for Terms Expiring in 2021, directors are elected by a majority of votes cast unless the election is contested, in which case directors are elected by a plurality of votes cast. A majority of votes cast means that the number of shares voted "for" a Director nominee exceeds the number of votes cast "against" the Director nominee. If an incumbent director in an uncontested election does not receive a majority of votes cast for his or her election, under the Company's Corporate Governance Guidelines the director is required to submit a letter of resignation to the Board for consideration by the Governance Committee. The Governance Committee will then make a recommendation to the Board as to whether to accept or reject the tendered resignation. The Governance Committee and the Board, in making their decisions, may implement any procedures they deem appropriate and may consider any factor or other information that they deem relevant. The Board will then act on the tendered resignation, taking into account the Governance Committee's recommendation, and will publicly disclose its decision regarding the resignation within 90 days after the results of the election are certified. A director whose resignation is under consideration shall abstain from participating in any recommendation or decision regarding that resignation. If the resignation is not accepted, the director will continue to serve until the next annual meeting of shareholders at which such director faces re-election and until such director's successor is elected and qualified.

Proposal 2, Advisory Vote to Approve Executive Compensation, is a non-binding, advisory vote. Therefore, there is no required vote that would constitute approval. The Company values the opinions expressed by its shareholders in this advisory vote, and the Board and Compensation Committee will consider the outcome of these votes when designing compensation programs and making future compensation decisions for the Company's named executive officers.

Proposal 3, Ratification of Appointment of Independent Registered Public Accounting Firm, requires the affirmative vote of a majority of shares cast affirmatively or negatively on the matter for approval.

Proposal 4, Approval of the Stock Incentive Plan of 2016 (as amended and restated) requires the affirmative vote of a majority of shares cast affirmatively or negatively on the matter for approval.

With respect to Proposals 1, 2, 3 and 4, abstentions and broker non-votes, if any, will have no effect. Generally, broker non-votes occur when shares held by a broker in "street name" for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote those shares. Brokers do not have discretionary authority with respect to any of the proposals except for Proposal 3.

VOTING RESULTS OF THE ANNUAL MEETING

The Company will announce preliminary voting results at the Annual Meeting and publish final results in a Form 8-K within four business days following the Annual Meeting. If final results are not known within four business days of the Annual Meeting, then the Company will file a Current Report on Form 8-K with the preliminary results and file an amended Current Report on Form 8-K within four business days of the availability of the final results.

ATTENDING THE ANNUAL MEETING

You may vote shares held directly in your name as the shareholder of record in person at the Annual Meeting. If you choose to vote in person, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting in person, Wolverine

2018 PROXY STATEMENT	89

Worldwide recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. You may vote shares held in "street name" through a brokerage account or by a bank or other nominee in person if you obtain a proxy from the record holder giving you the right to vote the shares.

MANNER FOR VOTING PROXIES

The shares represented by all valid proxies received by telephone, by internet or by mail will be voted in the manner specified. Where the shareholder has not indicated a specific choice, the shares represented by all valid proxies received will be voted in accordance with the Board's recommendations as follows: (1) for each of the nominees for directors named earlier in this proxy statement, (2) for approval of the advisory resolution to approve executive compensation, (3) for ratification of the appointment of the independent registered public accounting firm and (4) for approval of the Stock Incentive Plan of 2016 (as amended and restated). The Board has not received timely notice of any other matter that may come before the Annual Meeting. However, should any matter not described above be properly presented at the Annual Meeting, the persons named in the proxy form will vote in accordance with their judgment, as permitted.

REVOCATION OF PROXIES

A shareholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying the inspectors of election in writing of such revocation. If your Wolverine Worldwide shares are held for you in a brokerage, bank or other institutional account, you must obtain a proxy from that entity and bring it with you to hand in with your ballot, in order to be able to vote your shares at the Annual Meeting.

SOLICITATION OF PROXIES

The Company will pay the expenses of solicitation of proxies for the Annual Meeting. Solicitations may be made in person or by telephone, by officers and employees of the Company, or by nominees or other fiduciaries who may mail materials to or otherwise communicate with the beneficial owners of shares held by the nominees or other fiduciaries. These individuals will not be paid any additional compensation for any such solicitation. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of the Company's common stock. The Company has engaged Georgeson Inc. at an estimated cost of $9,500, plus expenses and disbursements, to assist in solicitation of proxies.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

If you are the beneficial owner, but not the record holder, of shares of Wolverine Worldwide stock, your broker, bank or other nominee may only deliver one copy of this proxy statement and the Company's 2017 Annual Report to multiple shareholders who share an address, unless that nominee has received contrary instructions from one or more of the shareholders. The Company will deliver promptly, upon written or oral request, a separate copy of this proxy statement and its 2017 Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, or shareholders who share an address and receive multiple copies of the proxy statement and annual report but would like to receive a single copy, should submit this request by writing to Investor Relations, Wolverine World Wide, Inc., 9341 Courtland Drive N.E., Rockford, Michigan 49351, or by calling (616) 866-5500 and asking for Investor Relations. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and who wish to receive a single copy of such materials in the future should make a request directly to their broker, bank or other nominee.

ACCESS TO PROXY STATEMENT AND ANNUAL REPORT

Distribution of this proxy statement and enclosed proxy card to shareholders is scheduled to begin on or about March 27, 2018. Wolverine Worldwide's financial statements for the fiscal year ended December 30, 2017, are included in the Company's 2017 Annual Report, which the Company is providing to shareholders at the same time as this proxy statement. Wolverine Worldwide's Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the fiscal year ended December 31, 2017, are available at www.wolverineworldwide.com/2018annualmeeting. If you have not received or do not have access to the 2017 Annual Report, write to: Wolverine World Wide, Inc., 9341 Courtland Drive N.E., Rockford, Michigan 49351, Attn: Investor Relations or call (616) 866-5500 and ask for Investor Relations, and the Company will send a copy to you without charge.

2018 PROXY STATEMENT	90

APPENDIX A

WOLVERINE WORLD WIDE, INC.
STOCK INCENTIVE PLAN OF 2016
(AS AMENDED AND RESTATED AS OF FEBRUARY 7, 2018)

1.  Purpose

            The purpose of the Wolverine World Wide, Inc. Stock Incentive Plan of 2016 (as amended and restated as of February 7, 2018 and as it may be further amended or amended and restated from time to time, the "Plan") is to advance the interests of Wolverine World Wide, Inc. (the "Company") by stimulating the efforts of employees, officers, non-employee directors and other service providers, in each case who are selected to be participants, by heightening the desire of such persons to continue working toward and contributing to the success and progress of the Company. The Plan supersedes the Company's Stock Incentive Plan of 2010 and the Company's Amended and Restated Stock Incentive Plan of 2013 (the "Prior Plans") with respect to future awards, and provides for the grant of Incentive and Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Stock Awards, any of which may be performance-based, and for Incentive Bonuses, which may be paid in cash or stock or a combination thereof, as determined by the Administrator. No new awards shall be issued under the Prior Plans after April 21, 2016 (the date the Plan was initially approved by the Company's stockholders). The terms of the Plan, as amended and restated as of February 7, 2018 (the "Amendment Date"), shall only apply to Awards granted on or after the Amendment Date. Awards granted prior to the Amendment Date shall be governed by the terms of the Plan as in effect on November 2, 2017, which were those same terms in effect as of immediately prior to the Amendment Date. It is the intent of the Company that the amendment and restatement of the Plan on the Amendment Date not constitute a "material modification" (within the meaning of Section 162(m) of the Code) of the Plan or Awards granted under it prior to the Amendment Date, and the Plan shall be interpreted in accordance with the foregoing intent.

2.  Definitions

            As used in the Plan, the following terms shall have the meanings set forth below:

            (a)        "Act" means the Securities Exchange Act of 1934, as amended from time to time and in effect, or any successor statute as from time to time.

            (b)       "Act of Misconduct" means an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company or any Subsidiary, breach of fiduciary duty, or deliberate disregard of the Company or Subsidiary rules resulting in loss, damage or injury to the Company or any Subsidiary, or if a Participant makes an unauthorized disclosure of any Company or Subsidiary trade secret or confidential information, solicits any employee or service provider to leave the employ or cease providing services to the Company or any Subsidiary, breaches any intellectual property or assignment of inventions covenant, engages in any conduct constituting unfair competition, breaches any non-competition agreement, induces any Company or Subsidiary customer to breach a contract with the Company or any Subsidiary or to cease doing business with the Company or any Subsidiary, or induces any principal for whom the Company or any Subsidiary acts as agent to terminate such agency relationship in effect.

            (c)        "Administrator" means the Administrator of the Plan in accordance with Section 19 of the Plan.

            (d)       "Award" means an Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, share of Restricted Stock, Restricted Stock Unit, Stock Award or Incentive Bonus granted to a Participant pursuant to the provisions of the Plan, any of which the Administrator may structure to qualify in whole or in part as a Performance Award.

            (e)        "Award Agreement" means a written agreement or other instrument as may be approved from time to time by the Administrator implementing the grant of each Award. An Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments (which do not need to be executed) as approved by the Administrator.

2018 PROXY STATEMENT	A-1

APPENDIX A

            (f)        "Board" means the board of directors of the Company.

            (g)       "Cause" means, in the case of any Participant who is party to an employment or severance-benefit agreement that contains a definition of "Cause," the definition set forth in such agreement will apply with respect to such Participant under the Plan for so long as such agreement remains in effect; if a Participant is party to multiple such agreements, any Cause determination must meet the standards of all such agreements to qualify as for Cause under this Plan. In the case of any other Participant, "Cause" means (i) a substantial failure of the Participant to perform the Participant's duties and responsibilities to the Company or its Subsidiaries or substantial negligence in the performance of such duties and responsibilities; (ii) the commission by the Participant of a felony or a crime involving moral turpitude; (iii) the commission by the Participant of theft, fraud, embezzlement, material breach of trust or any material act of dishonesty involving the Company or any of its Subsidiaries, including, but not limited to, any Act of Misconduct; (iv) a significant violation by the Participant of the code of conduct of the Company or its Subsidiaries of any material policy of the Company or its Subsidiaries, or of any statutory or common law duty of loyalty to the Company or its Subsidiaries, including, but not limited to, any Act of Misconduct; or (v) a material breach of any of the terms of the Plan or any Award made under the Plan, or of the terms of any other agreement between the Company or subsidiaries and the Participant.

            (h)       "Change in Control" unless otherwise defined in an Award Agreement, means (i) the failure of the Continuing Directors at any time to constitute at least a majority of the members of the Board; (ii) the acquisition by any Person other than an Excluded Holder of beneficial ownership (within the meaning of Rule 13d-3 issued under the Act) of twenty percent (20%) or more of the outstanding Shares or the combined voting power of the Company's outstanding securities entitled to vote generally in the election of directors; (iii) the consummation of a reorganization, merger, or consolidation of the Company, unless such reorganization, merger or consolidation is with or into a Permitted Successor and clauses (i), (ii), or (iv) of this Section 2(h) have not been triggered; or (iv) a complete liquidation or dissolution of the Company or the sale or disposition of all or substantially all of the assets of the Company other than to a Permitted Successor.

            Notwithstanding the foregoing, in any case where the occurrence of a Change in Control could affect the vesting of or payment under an Award subject to the requirements of Section 409A of the Code, to the extent required to comply with Section 409A of the Code, the term "Change in Control" shall mean an occurrence that both (i) satisfies the requirements set forth above in this definition and (ii) is a "change in control event" as that term is defined in the regulations under Section 409A of the Code.

            (i)        "Code" means the Internal Revenue Code of 1986, as amended from time to time and in effect, or any successor statute as from time to time in effect, and the rulings and regulations issued thereunder.

            (j)        "Continuing Directors" mean the individuals constituting the Board as of the date this Plan was adopted and any subsequent directors whose election or nomination for election by the Company's stockholders was approved by a vote of three-quarters (3/4) of the individuals who are then Continuing Directors, but specifically excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation subject to Rule 14a-12(c) of Regulation 14A issued under the Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

            (k)       "Company" means Wolverine World Wide, Inc., a Delaware corporation.

            (l)        "Determination Period" means the fourteen- (14-) day period following a Termination of Employment by a Participant.

            (m)      "Disability" has the meaning set forth in the Company's long-term disability plan. The determination of the Administrator as to an individual's Disability shall be conclusive on all parties.

            (n)       "Employee Benefit Plan" means any plan or program established by the Company or a Subsidiary for the compensation or benefit of employees of the Company or any of its Subsidiaries.

            (o)       "Excluded Holder" means (i) any Person who at the time this Plan was adopted was the beneficial owner of twenty percent (20%) or more of the outstanding Shares; or (ii) the Company, a Subsidiary or any Employee Benefit Plan of the Company or a Subsidiary or any trust holding Shares or other securities pursuant to the terms of an Employee Benefit Plan.

2018 PROXY STATEMENT	A-2

APPENDIX A

            (p)       "Factors" means such considerations as would result in a determination by the Administrator that a Termination of Employment does not constitute a Retirement, and shall include the Participant's: (i) inadequate job performance; (ii) inadequate notice of resignation; (iii) intention for comparable future employment at a third party organization; (iv) intention for future employment or other service or advisory relationship with a competitor of the Company; or (iv) any other similar consideration.

            (q)       "Fair Market Value" means, as of any date, the closing price per share at which the Shares are sold in the regular way on the New York Stock Exchange (or any successor exchange that is the primary stock exchange for trading of Shares) or, if no Shares are traded on the New York Stock Exchange (or any successor exchange that is the primary stock exchange for trading of Shares) on the date in question, then for the next preceding date for which Shares were traded on the New York Stock Exchange (or any successor exchange that is the primary stock exchange for trading of Shares).

            (r)        "Good Reason" means, in the case of a Participant who is party to an employment or other severance-benefit agreement that contains a definition of "Good Reason," the definition set forth in such agreement will apply with respect to such Participant under the Plan so long as such agreement remains in effect; provided, however, that if the Participant is party to multiple such agreements, "Good Reason" under any such agreement shall count as "Good Reason" for purposes of this Plan. If the Participant is not party to any such agreement, "Good Reason" shall mean any of the following, with the below notice provision applying: (i) a reduction in the Participant's base salary, annual bonus opportunity, or long-term incentive opportunity below the level in effect immediately prior to a Change in Control; (ii) failure by the Company or its Subsidiaries to pay amounts owed to the Participant as salary, bonus, deferred compensation or other compensation; (iii) any material adverse change to the Participant's position, duties, responsibilities, reporting responsibilities or title from that or those in effect immediately prior to a Change in Control; or (iv) any requirement that the Participant be based at a location that is more than twenty-five (25) miles from his or her regular place of employment immediately prior to a Change in Control, unless such change results in a shorter commute for the Participant. Notwithstanding the foregoing, no Termination of Employment shall be for Good Reason unless (i) such Termination of Employment occurs during the twenty-four (24) month period following a Change in Control and (ii) the Participant gives the Company written notice within ninety (90) days of the Participant obtaining knowledge of circumstances giving rise to Good Reason (describing in reasonable detail the circumstances and the Good Reason event that has occurred) and the Company does not remedy these circumstances within thirty (30) days of receipt of such notice and the Participant terminates employment not later than thirty (30) days thereafter.

            (s)        "Incentive Bonus" means a bonus opportunity awarded under Section 10 of the Plan pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such performance criteria as are specified in the Award Agreement or otherwise.

            (t)        "Incentive Stock Option" means a stock option that is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

            (u)       "Nonemployee Director" means each person who is, or is elected to be, a member of the Board and who is not an employee of the Company or any Subsidiary.

            (v)        "Nonqualified Stock Option" means a stock option that is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code. Each stock option granted pursuant to the Plan will be treated as providing by its terms that it is to be a Nonqualified Stock Option unless, as of the date of grant, it is expressly designated as an Incentive Stock Option.

            (w)       "Option" means an Incentive Stock Option and/or a Nonqualified Stock Option granted pursuant to Section 6 of the Plan.

            (x)        "Participant" means any individual described in Section 3 of the Plan to whom Awards have been granted from time to time by the Administrator and any authorized transferee of such individual.

            (y)        "Permitted Successor" means a company that, immediately following the consummation of a transaction specified in clauses (iii) and (iv) of the definition of "Change in Control" above, satisfies each of the following criteria: (i) 50% or more of the outstanding common stock of the company and the combined voting power of the outstanding securities of the company entitled to vote generally in the election of directors (in each case determined immediately following the consummation of the applicable transaction) is beneficially owned,

2018 PROXY STATEMENT	A-3

APPENDIX A

directly or indirectly, by all or substantially all of the Persons who were the beneficial owners of the Company's outstanding Shares and outstanding securities entitled to vote generally in the election of directors (respectively) immediately prior to the applicable transaction; (ii) no Person other than an Excluded Holder beneficially owns, directly or indirectly, 20% or more of the outstanding common stock of the company or the combined voting power of the outstanding securities of the company entitled to vote generally in the election of directors (for these purposes the term Excluded Holder shall include the company, any subsidiary of the company and any employee benefit plan of the company or any such subsidiary or any trust holding common stock or other securities of the company pursuant to the terms of any such employee benefit plan); and (iii) at least a majority of the board of directors of the company is comprised of Continuing Directors.

            (z)       "Person" has the same meaning as set forth in Sections 13(d) and 14(d)(2) of the Act.

            (aa)      "Performance Award" means an Award, the grant, issuance, retention, vesting or settlement of which is subject to satisfaction of one or more Qualifying Performance Criteria or other performance-based criteria established pursuant to Section 14 of the Plan or otherwise by the Administrator.

            (bb)     "Qualifying Performance Criteria" has the meaning set forth in Section 14(b) of the Plan.

            (cc)      "Restricted Stock" means Shares granted pursuant to Section 8 of the Plan.

            (dd)     "Restricted Stock Unit" means an Award granted to a Participant pursuant to Section 8 of the Plan that is an unfunded and unsecured promise pursuant to which Shares or cash in lieu thereof may be issued in the future.

            (ee)      "Retirement" means the voluntary Termination of Employment by a Participant after the Participant has attained 59 years of age and ten years of service (as a director and/or an employee of the Company or a Subsidiary, provided, for the avoidance of doubt, that any service by a Participant for a Subsidiary prior to the time when such Subsidiary is owned directly or indirectly by the Company shall be disregarded for purposes of a "Retirement" determination hereunder), absent a determination to the contrary by the Administrator (after taking into consideration the Factors) within the Determination Period; Retirement shall be deemed to occur on the date immediately following the last day of the Determination Period in the absence of a determination to the contrary by the Administrator.

            (ff)       "Section 162(m) of the Code" shall mean Section 162(m) of the Code, including the regulations promulgated thereunder and other applicable Internal Revenue Service guidance. With respect to Sections 5, 8, 10, 14 and 19 of the Plan, references to Section 162(m) of the Code shall refer to such Code section as in effect prior to December 22, 2017, including the regulations thereunder and other applicable Internal Revenue Service guidance, whether promulgated or issued before, as of or after December 22, 2017.

            (gg)      "Share" means a share of the Company's common stock, par value $1.00, subject to adjustment as provided in Section 13 of the Plan.

            (hh)     "Stock Appreciation Right" means a right granted pursuant to Section 7 of the Plan that entitles the Participant to receive, in cash or Shares or a combination thereof, as determined by the Administrator, value equal to or otherwise based on the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) the exercise price of the right, as established by the Administrator on the date of grant.

            (ii)       "Stock Award" means an award of Shares to a Participant pursuant to Section 9 of the Plan.

            (jj)       "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company where each of the corporations in the unbroken chain other than the last corporation owns stock possessing at least 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and if specifically determined by the Administrator in the context other than with respect to Incentive Stock Options, may include an entity in which the Company has a significant ownership interest or that is directly or indirectly controlled by the Company.

2018 PROXY STATEMENT	A-4

APPENDIX A

            (kk)     "Substitute Awards" means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

            (ll)       "Termination of Employment" means ceasing to serve as a full-time employee of the Company and its Subsidiaries or, with respect to a Nonemployee Director or other service provider, ceasing to serve as such for the Company, except that with respect to all or any Awards held by a Participant (i) the Administrator may determine, subject to Section 6(d) of the Plan, that an approved leave of absence or approved employment on a less than full-time basis is not considered a Termination of Employment; (ii) the Administrator may determine that a transition of employment to service with a partnership, joint venture or corporation not meeting the requirements of a Subsidiary in which the Company or a Subsidiary is an equity owner is not considered a Termination of Employment; (iii) unless otherwise determined by the Administrator, service as a member of the Board or other service provider shall not constitute continued employment with respect to Awards granted to a Participant while he or she served as an employee; and (iv) service as an employee of the Company or a Subsidiary shall constitute continued employment with respect to Awards granted to a Participant while he or she served as a member of the Board or other service provider. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a Termination of Employment with the Company and its Subsidiaries for purposes of any affected Participant's Awards, and the Administrator's decision shall be final and binding.

3.  Eligibility

            Any person who is a current or, to the extent consistent with Section 409A of the Code, prospective officer or employee of the Company or of any Subsidiary shall be eligible for selection by the Administrator for the grant of Awards hereunder. In addition, Nonemployee Directors and any other service providers who have been retained to provide consulting, advisory or other services to the Company or to any Subsidiary shall be eligible for the grant of Awards hereunder as determined by the Administrator. Options intending to qualify as Incentive Stock Options may only be granted to employees of the Company or any subsidiary of the Company within the meaning of the Code, as selected by the Administrator. Eligibility for Options other than Incentive Stock Options is limited to individuals described this Section 3 who are providing direct services on the date of grant of the Option (or it is reasonably anticipated that the individuals will begin to provide direct services) to the Company or to a subsidiary of the Company that would be described in the first sentence of Treasury Regulation § 1.409A-1(b)(5)(iii)(E).

4.  Effective Date, Amendment Date and Termination of Plan

            The Plan was initially adopted by the Board as of February 10, 2016 (the "Effective Date"), provided that any grants made after the Effective Date and prior to the approval of the Plan by the Company's stockholders were subject to such approval. With respect to any Award granted on or after the Amendment Date, to the extent that the number of Shares subject to such Awards, or portions thereof, exceeds the number of shares authorized under the Plan as of the Amendment Date, such Awards, or portions thereof, shall be subject to, and may not be exercised before, the approval of this Plan by the stockholders of the Company prior to the first anniversary of the Amendment Date by the affirmative vote of the holders of a majority of the outstanding Shares of the Company present, or represented by proxy, and entitled to vote, at a meeting of the Company's stockholders or by written consent in accordance with the laws of the State of Delaware; and, if such approval is not so obtained, the Awards (or portions thereof) shall by void as determined by the Administrator. The Plan shall remain available for the grant of Awards until the tenth (10th) anniversary of the Amendment Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted and then in effect.

5.  Shares Subject to the Plan and to Awards

            (a)        Aggregate Limits.    The aggregate number of Shares issuable pursuant to all Awards shall not exceed 6,100,000 (the number of Shares authorized under the Plan, as approved by stockholders on April 21, 2016) plus an additional 8,500,000 Shares, plus any shares subject to outstanding awards under the Prior Plans that on or after the Effective Date or the Amendment Date, as applicable, cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares); provided, however, that any Shares granted under Options or Stock Appreciation Rights shall be counted against this limit on a one-for-one basis and any Shares granted as Awards other than Options or Stock Appreciation Rights shall be counted against this limit as two and six tenths (2.6) Shares for every one (1) Share subject to such Award. The aggregate number of Shares

2018 PROXY STATEMENT	A-5

APPENDIX A

available for grant under this Plan and the number of Shares subject to outstanding Awards shall be subject to adjustment as provided in Section 13 of the Plan. The Shares issued pursuant to Awards granted under this Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market. No fractional Shares will be delivered under the Plan.

            (b)       Issuance of Shares.    For purposes of Section 5(a) and Section 5(f) of the Plan, the aggregate number of Shares issued under this Plan at any time shall equal only the number of Shares actually issued upon exercise or settlement of an Award. Notwithstanding the foregoing, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are: (i) Shares that were subject to a stock-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Stock Appreciation Right; (ii) Shares used to pay the exercise price of an Option or the purchase price, if any, for an Award; (iii) Shares delivered to or withheld by the Company to pay the withholding taxes related an Award; or (iv) Shares repurchased on the open market with the proceeds of an Option exercise. Shares subject to Awards that have been canceled, expired, forfeited or otherwise not issued under an Award and Shares subject to Awards settled in cash shall not count as Shares issued under this Plan for purposes of Section 5(a) or Section 5(f) of the Plan.

            (c)        Tax Code Limits.    The aggregate number of Shares that may be delivered, or the value of which could be paid in cash or other property, under Awards granted under this Plan during any calendar year to any one Participant shall not exceed 3,600,000, which aggregate number shall be calculated and adjusted pursuant to Section 13 of the Plan only to the extent that such calculation or adjustment will not affect the status of any Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code but which number shall not count any tandem SARs (as defined in Section 7 of the Plan). The aggregate number of Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan shall not exceed 3,600,000, which aggregate number shall be calculated and adjusted pursuant to Section 13 of the Plan only to the extent that such calculation or adjustment will not affect the status of any option intended to qualify as an Incentive Stock Option under Section 422 of the Code. The maximum cash amount payable pursuant to that portion of an Incentive Bonus granted in any calendar year to any Participant under this Plan that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall not exceed $20,000,000.

            (d)       Director Awards.    Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value of Awards (computed as of the date of grant in accordance with applicable financial accounting rules) granted under this Plan during any calendar year to any one Nonemployee Director shall not exceed $400,000.

            (e)        Substitute Awards.    Substitute Awards shall not reduce the Shares authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were employees, directors or other service providers of such acquired or combined company before such acquisition or combination and shall be subject to such other terms and limitations as required by the stock exchange on which the Shares are then listed or traded.

            (f)        Award Vesting/Exercisability/Distribution Limitations.    (i) No portion of any grant of Restricted Stock shall be scheduled to vest prior to the date that is one (1) year following the date the Restricted Stock is granted; (ii) no portion of any grant of an Option or Stock Appreciation Right shall be scheduled to become exercisable prior to the date that is one (1) year following the date the Option or Stock Appreciation Right is granted; and (iii) no portion of any grant of a Restricted Stock Unit or Incentive Bonus shall be scheduled to vest or be settled, paid or distributed prior to the date that is one (1) year following the date the applicable Restricted Stock Unit or Incentive Bonus is granted; provided; however, that Awards that result in the issuance (as determined in accordance with the rules set forth in Section 5(b) of the Plan) of an aggregate of up to 5% of the Shares reserved for issuance under Section 5(a) of the Plan may be granted to eligible persons

2018 PROXY STATEMENT	A-6

APPENDIX A

without regard to the minimum vesting, exercisability, settlement, payment and distribution provisions of this Section 5(f). As set forth in Section 9(a), Stock Awards may only be granted consistent with the 5% limit set forth in the preceding sentence.

6.  Options

            (a)        Option Awards.    Options may be granted at any time and from time to time prior to the termination of the Plan to Participants as determined by the Administrator. No Participant shall have any rights as a stockholder with respect to any Shares subject to Options hereunder until such Shares have been issued. Each Option shall be evidenced by an Award Agreement. Options granted pursuant to the Plan need not be identical but each Option must contain and be subject to the terms and conditions set forth below.

            (b)       Price.    The Administrator will establish the exercise price per Share under each Option, which in no event will be less than the Fair Market Value of the Shares on the date of grant; provided, however, that the exercise price per Share with respect to an Option that is granted in connection with a merger or other acquisition as a substitute or replacement award for options held by optionees of the acquired entity may be less than 100% of the Fair Market Value of the Shares on the date such Option is granted if such exercise price is based on a formula set forth in the terms of the options held by such optionees or in the terms of the agreement providing for such merger or other acquisition. The exercise price of any Option may be paid in Shares, cash or a combination thereof, as determined by the Administrator, including an irrevocable commitment by a broker to pay over such amount from a sale of the Shares issuable under an Option, the delivery of previously owned Shares and withholding of Shares deliverable upon exercise, or in such other form as is acceptable to the Administrator.

            (c)        No Repricing Without Stockholder Approval.    Other than in connection with a change in the Company's capitalization (as described in Section 13 of the Plan), the Administrator may not, without prior approval of the Company's shareholders, seek to effect any repricing of any previously granted underwater Option by: (i) amending or modifying the terms of the Option to lower the exercise price; (ii) canceling the underwater Option and granting either (A) replacement Options having a lower exercise price or (B) Restricted Stock, Restricted Stock Units, Performance Awards or Stock Awards in exchange; or (iii) cancelling or repurchasing the underwater Options for cash or other securities. An Option will be deemed to be "underwater" at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

            (d)       Provisions Applicable to Options.    The date on which Options become exercisable shall be determined at the sole and absolute discretion of the Administrator and set forth in an Award Agreement. Unless provided otherwise in the applicable Award Agreement, to the extent that the Administrator determines that an approved leave of absence or employment on a less than full-time basis is not a Termination of Employment, the vesting period and/or exercisability of an Option shall be adjusted by the Administrator during or to reflect the effects of any period during which the Participant is on an approved leave of absence or is employed on a less than full-time basis. No dividends or dividend equivalents shall be paid or granted in respect of Shares subject to Options and no holder of an Option shall be entitled to any dividends with respect to the Shares subject to Options unless and until such Options have vested and have been exercised in accordance with the terms of the Plan and the applicable Award Agreement and such Shares are reflected as issued and outstanding.

            (e)        Term of Options and Termination of Employment.    The Administrator shall establish the term of each Option, which in no case shall exceed a period of ten (10) years from the date of grant. Unless an Option earlier expires upon the expiration date established pursuant to the foregoing sentence, upon the Participant's Termination of Employment, his or her rights to exercise an Option then held shall be only as follows, unless the Administrator specifies otherwise:

                (1)       General.    If a Participant's Termination of Employment is for any reason other than the Participant's death, Disability, Retirement or termination for Cause, Options granted to the Participant may continue to be exercised in accordance with their terms for the lesser of (i) a period of three (3) months after such Termination of Employment or (ii) the period ending on the latest date on which such Options could have been exercised without regard to this Section 6(e)(1), but only to the extent the Participant was entitled to exercise the Options on the date of such termination.

                (2)       Death.    If a Participant dies either while an employee or officer of the Company or a Subsidiary or member of the Board, or after the Termination of Employment other than for Cause but during the time when the Participant could have exercised an Option, the Options issued to such Participant shall become fully vested (in the case of Termination of Employment due to death) and exercisable by the personal representative of such Participant or other successor to the interest of the Participant for the lesser of

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APPENDIX A

    (i) a period of one (1) year after the Participant's death or (ii) the period ending on the latest date on which such Options could have been exercised without regard to this Section 6(e)(2), but only to the extent the Participant was entitled to exercise the Options on the date of such termination.

                (3)       Disability.    If a Participant's Termination of Employment is due to Disability, then all of the Participant's Options shall immediately fully vest, and the Options held by the Participant at the time of such Termination of Employment shall be exercisable by the Participant or the personal representative of such Participant for the lesser of (i) a period of one (1) year after the Participant's Termination of Employment or (ii) the period ending on the latest date on which such Options could have been exercised without regard to this Section 6(e)(3), but only to the extent the Participant was entitled to exercise the Options on the date of such termination.

                (4)       Participant Retirement.    Upon a Participant's Retirement as an employee of the Company and its Subsidiaries or Retirement from service as a member of the Board, then all of the Participant's Options shall immediately fully vest, and the Options held by the Participant at the time of such Retirement shall be exercisable by the Participant or the personal representative of such Participant during the remaining term of the Options.

                (5)       Termination for Cause.    If a Participant is terminated for Cause, the Participant shall have no further right to exercise any Options previously granted. The Administrator or officers designated by the Administrator shall determine, in its or their reasonable discretion, whether a termination is for Cause.

            (f)        Incentive Stock Options.    Notwithstanding anything to the contrary in this Section 6, in the case of the grant of an Option intending to qualify as an Incentive Stock Option: (i) if the Participant owns stock possessing more than 10 percent (10%) of the combined voting power of all classes of stock of the Company, the exercise price of such Option must be at least 110 percent of the Fair Market Value of the Shares on the date of grant and the Option must expire within a period of not more than five (5) years from the date of grant and (ii) Termination of Employment will occur when the person to whom an Award was granted ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and its Subsidiaries. Notwithstanding anything in this Section 6 to the contrary, options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Nonqualified Stock Options) to the extent that either (a) the aggregate Fair Market Value of Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (b) such Options otherwise remain exercisable but are not exercised within three (3) months of Termination of Employment (as defined in this subsection (f)) (or such other period of time provided in Section 422 of the Code).

7.  Stock Appreciation Rights

            (a)        General.    Stock Appreciation Rights may be granted to Participants from time to time either in tandem with or as a component of other Awards granted under the Plan ("tandem SARs") or not in conjunction with other Awards ("freestanding SARs") and may, but need not, relate to a specific Option granted under Section 6 of the Plan. The provisions of Stock Appreciation Rights need not be the same with respect to each grant or each recipient. Any Stock Appreciation Right granted in tandem with an Award may be granted at the same time such Award is granted or at any time thereafter before exercise or expiration of such Award. All freestanding SARs shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 6 of the Plan and all tandem SARs shall have the same exercise price, vesting, exercisability, forfeiture and termination provisions as the Award to which they relate. Subject to the provisions of Section 6 of the Plan and the immediately preceding sentence, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate. Stock Appreciation Rights may be settled in Shares, cash or a combination thereof, as determined by the Administrator and set forth in the applicable Award Agreement.

            (b)       No Repricing Without Stockholder Approval.    Other than in connection with a change in the Company's capitalization (as described in Section 13 of the Plan), the Administrator may not, without prior approval of the Company's shareholders, seek to effect any repricing of any previously granted underwater Stock Appreciation Right by: (i) amending or modifying the terms of the Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Stock Appreciation Right and granting either (A) replacement Stock Appreciation Rights having a lower exercise price or (B) Restricted Stock, Restricted Stock Units, Performance Awards or Stock Awards in

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APPENDIX A

exchange; or (iii) cancelling or repurchasing the underwater Stock Appreciation Rights for cash or other securities. A Stock Appreciation Right will be deemed to be "underwater" at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

8.  Restricted Stock and Restricted Stock Units

            (a)        Restricted Stock and Restricted Stock Unit Awards.    Restricted Stock and Restricted Stock Units may be granted at any time and from time to time prior to the termination of the Plan to Participants as determined by the Administrator. Restricted Stock is an award or issuance of Shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as the Administrator deems appropriate. Restricted Stock Units are Awards denominated in units of Shares under which the issuance of Shares is subject to such conditions (including continued employment or performance conditions) and terms as the Administrator deems appropriate. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Unless determined otherwise by the Administrator, each Restricted Stock Unit will be equal to one Share and will entitle a Participant to either the issuance of Shares or payment of an amount of cash determined with reference to the value of Shares. To the extent determined by the Administrator, Restricted Stock and Restricted Stock Units may be satisfied or settled in Shares, cash or a combination thereof. Restricted Stock and Restricted Stock Units granted pursuant to the Plan need not be identical but each grant of Restricted Stock and Restricted Stock Units must contain and be subject to the terms and conditions set forth below.

            (b)       Contents of Agreement.    Each Award Agreement shall contain provisions regarding (i) the number of Shares or Restricted Stock Units subject to such Award or a formula for determining such number; (ii) the purchase price of the Shares, if any, and the means of payment; (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares or Restricted Stock Units granted, issued, retainable and/or vested; (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares or Restricted Stock Units as may be determined from time to time by the Administrator; (v) the term of the performance period, if any, as to which performance will be measured for determining the number of such Shares or Restricted Stock Units; and (vi) restrictions on the transferability of the Shares or Restricted Stock Units. Shares issued under a Restricted Stock Award may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Administrator may provide.

            (c)        Vesting and Performance Criteria.    The grant, issuance, retention, vesting and/or settlement of shares of Restricted Stock and Restricted Stock Units will occur when and in such installments as the Administrator determines or under criteria the Administrator establishes, which may include Qualifying Performance Criteria. Notwithstanding anything in this Plan to the contrary, the performance criteria for any Restricted Stock or Restricted Stock Unit that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code will be a measure based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing when the Award is granted, which shall be not later than ninety (90) days after the commencement of the performance period to which the Restricted Stock or Restricted Stock Units relate (or at such earlier time as is required to qualify the Incentive Bonus as performance-based under Section 162(m) of the Code).

            (d)       Termination of Employment.    Unless the Administrator provides otherwise:

                (i)        General.    In the event of Termination of Employment for any reason other than death, Disability or Retirement, any Restricted Stock or Restricted Stock Units still subject in full or in part to restrictions at the date of such Termination of Employment shall automatically be forfeited and returned to the Company.

                (ii)       Death, Retirement or Disability.    In the event a Participant's Termination of Employment is because of death, Disability or Retirement, the restrictions remaining on any or all Shares remaining subject to a Restricted Stock or Restricted Stock Unit Award shall lapse. Notwithstanding the foregoing and for the avoidance of doubt, the Award Agreement with respect to any Restricted Stock or Restricted Stock Unit that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall not provide for the lapse of any applicable Qualifying Performance Criteria upon a Participant's Retirement other than in a manner that is consistent with such requirements

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APPENDIX A

            (e)        Discretionary Adjustments and Limits.    Subject to the limits imposed under Section 162(m) of the Code for Awards that are intended to qualify as "performance-based compensation," notwithstanding the satisfaction of any performance goals, the number of Shares granted, issued, retainable and/or vested under an Award of Restricted Stock or Restricted Stock Units on account of either financial performance or personal performance evaluations may, to the extent specified in the Award Agreement, be reduced, but not increased, by the Administrator on the basis of such further considerations as the Administrator shall determine.

            (f)        Voting Rights.    Unless otherwise determined by the Administrator, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the period of restriction. Participants shall have no voting rights with respect to Shares underlying Restricted Stock Units unless and until such Shares are reflected as issued and outstanding shares on the Company's stock ledger.

            (g)       Dividends and Distributions.

                (i)        Participants in whose name Restricted Stock is granted shall be entitled to receive dividends and other distributions paid with respect to those Shares only to the extent provided by the Administrator, in which case the Administrator will determine whether any such dividends or distributions will be automatically reinvested in additional shares of Restricted Stock and subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed or whether such dividends or distributions will be paid in cash. Shares underlying Restricted Stock Units shall be entitled to dividends or dividend equivalents only to the extent provided by the Administrator.

                (ii)       Notwithstanding the foregoing Section 8(g)(1), any cash or stock dividends and dividend equivalents with respect to Restricted Stock and Restricted Stock Units granted as Performance Awards, if any, will be withheld by the Company for the Participant's account and will be paid, if at all, (i) in the case of Restricted Stock, upon the achievement of the applicable performance measure(s) and the satisfaction of any other restrictions imposed on the Restricted Stock in respect of which the dividends were paid and (ii) in the case of Restricted Stock Units, at the time the Shares and/or cash underlying such Restricted Stock Units is paid, and any dividends deferred in respect of any Restricted Stock and Restricted Stock Units granted as Performance Awards will be forfeited upon the forfeiture of such Restricted Stock and Restricted Stock Units. Any noncash dividends or distributions paid with respect to Restricted Stock and Restricted Stock Units granted as Performance Awards shall be subject to the same restrictions as those relating to the Restricted Stock and Restricted Stock Units.

            (h)       Payment of Restricted Stock Units.    In all events, unless payment with respect to a Restricted Stock Unit is deferred in a manner consistent with Section 409A of the Code, the Shares and/or cash underlying such Restricted Stock Unit shall be paid to the Participant no later than two and one-half months following the end of the year in which the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture.

            (i)        Legending of Restricted Stock.    The Administrator may also require that certificates representing shares of Restricted Stock be retained and held in escrow by a designated employee or agent of the Company or any Subsidiary until any restrictions applicable to shares of Restricted Stock so retained have been satisfied or lapsed. Any certificates evidencing shares of Restricted Stock awarded pursuant to the Plan shall bear the following legend:

      The shares represented by this certificate were issued subject to certain restrictions under the Wolverine World Wide, Inc. Stock Incentive Plan of 2016 (the "Plan"). This certificate is held subject to the terms and conditions contained in a restricted stock agreement that includes a prohibition against the sale or transfer of the stock represented by this certificate except in compliance with that agreement and that provides for forfeiture upon certain events. Copies of the Plan and the restricted stock agreement are on file in the office of the Secretary of the Company.

9.  Stock Awards

            (a)        Grant.    Stock Awards may be granted at any time and from time to time prior to the termination of the Plan to Participants as determined by the Administrator, consistent with the 5% limit set forth in Section 5(f) of the Plan. Stock Awards shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Administrator.

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APPENDIX A

            (b)       Rights as a Stockholder.    A Participant shall have all voting, dividend, liquidation and other rights with respect to Shares issued to the Participant as a Stock Award under this Section 9 upon the Participant becoming the holder of record of the Shares granted pursuant to such Stock Award; provided, however, that the Administrator may impose such restrictions on the assignment or transfer of Shares awarded pursuant to a Stock Award as it considers appropriate.

10.  Incentive Bonuses

            (a)        General.    Each Incentive Bonus Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year.

            (b)       Incentive Bonus Document.    Unless otherwise determined by the Administrator, the terms of any Incentive Bonus will be set forth in an Award Agreement. Each Award Agreement evidencing an Incentive Bonus shall contain provisions regarding (i) the target and maximum amount payable to the Participant as an Incentive Bonus; (ii) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment; (iii) the term of the performance period as to which performance shall be measured for determining the amount of any payment; (iv) the timing of any payment earned by virtue of performance; (v) restrictions on the alienation or transfer of the Incentive Bonus prior to actual payment; (vi) forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

            (c)        Performance Criteria.    The Administrator shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and maximum amounts payable under an Incentive Bonus, which criteria may be based on financial performance and/or personal performance evaluations. The Administrator may specify the percentage of the target Incentive Bonus, if any, that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of an Incentive Bonus that is intended by the Administrator to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria (as defined in Section 14(b) of the Plan) selected by the Administrator and specified in writing at the time the Incentive Bonus is granted, which shall be not later than ninety (90) days after the commencement of the performance period to which the Incentive Bonus relates (or at such earlier time as is required to qualify the Incentive Bonus as performance-based under Section 162(m) of the Code). The Administrator shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment of any Incentive Bonus that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code.

            (d)       Timing and Form of Payment.    The Administrator shall determine the timing of payment of any Incentive Bonus. Payment of the amount due under an Incentive Bonus may be made in cash or in Shares, as determined by the Administrator. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit a Participant to elect for the payment of any Incentive Bonus to be deferred to a specified date or event. In all events, unless payment of an Incentive Bonus is deferred in a manner consistent with Section 409A of the Code, any Incentive Bonus shall be paid to the Participant no later than two and one-half months following the end of the year in which the Incentive Bonus is no longer subject to a substantial risk of forfeiture.

            (e)        Discretionary Adjustments.    Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus on account of either financial performance or personal performance evaluations may, to the extent specified in the Award Agreement or other document evidencing the Award, be reduced, but not increased, by the Administrator on the basis of such further considerations as the Administrator shall determine.

11.  Deferral of Gains

            (a)        Deferral of Payment.    The Administrator may, in an Award Agreement or otherwise, provide for the deferred delivery of Shares upon settlement, vesting or other events with respect to Restricted Stock or Restricted Stock Units, or in payment or satisfaction of an Incentive Bonus. Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of Shares or any other payment with respect to any Award be allowed if the Administrator determines, in its sole and absolute discretion, that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code. No award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Participant, or any other party, if an Award that

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APPENDIX A

is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Administrator or the Board.

            (b)       Conditions of Deferral.    Notwithstanding anything herein to the contrary, if the Administrator permits any initial or subsequent deferral elections pursuant to Section 11(a) of this Plan, subject to the requirements of Section 409A of the Code, the terms of this Plan and the applicable Award Agreement and any applicable deferral election form, the Participant may elect to defer payment (that would otherwise occur upon the lapse of a substantial risk of forfeiture) for a fixed period of time measured from the date the Award is granted; provided, however, that in each case (i) the deferral election is made before the end of the election period established by the Administrator, and (ii) to the extent compliant with Section 409A of the Code, payment of any vested Award that the Participant has elected to defer will be made regardless of any deferral election (including any subsequent deferral election) within thirty (30) days of a change in control or the Participant's separation from service (including death). For purposes of this Section 11, "change in control" and "separation from service" shall be defined in the applicable Award Agreement and have the meanings set forth in Section 409A of the Code and the regulations thereunder (and, with respect to the definition of "separation from service", after giving effect to the presumptions contained therein), and, notwithstanding anything herein to the contrary, if the Administrator allows deferral elections under an Award Agreement subject to Section 409A of the Code, neither Disability nor Retirement shall accelerate the time of payment of any Award (even if it accelerates vesting) unless there has been a "separation from service" or "disability" within the meaning of Section 409A of the Code and the regulations promulgated thereunder (and, with respect to the definition of "separation from service", after giving effect to the presumptions contained therein). To the extent applicable, this provision, the Plan and any Awards hereunder are intended to comply with Section 409A of the Code and shall be interpreted accordingly.

12.  Conditions and Restrictions Upon Securities Subject to Awards

            The Administrator may provide that the Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Administrator in its sole and absolute discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Shares issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Shares already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation (i) restrictions under an insider trading policy or pursuant to applicable law; (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements; (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and (iv) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

13.  Adjustment of and Changes in the Stock

            (a)        General.    The number and kind of Shares available for issuance under this Plan (including under any Awards then outstanding), and the number and kind of Shares subject to the limits set forth in Section 5 of this Plan, shall be equitably adjusted by the Administrator to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of Shares outstanding. Such adjustment may be designed to comply with Sections 409A and 424 of the Code as applicable, or, except as otherwise expressly provided in Section 5(c) of this Plan, may be designed to treat the Shares available under the Plan and subject to Awards as if they were all outstanding on the record date for such event or transaction or to increase the number of such Shares to reflect a deemed reinvestment in Shares of the amount distributed to the Company's security holders. The terms of any outstanding Award shall also be equitably adjusted by the Administrator as to price, number or kind of Shares subject to such Award, vesting and other terms to reflect the foregoing events, which adjustments need not be uniform as between different Awards or different types of Awards.

            In the event there shall be any other change in the number or kind of outstanding Shares, or any stock or other securities into which such Shares shall have been changed, or for which it shall have been exchanged, by reason of a change of control, other merger, consolidation or otherwise, then the Administrator shall determine the appropriate and equitable adjustment to be effected. In addition, in the event of such change described in this paragraph, the Administrator may accelerate the time or times at which any Award may be exercised and may

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APPENDIX A

provide for cancellation of such accelerated Awards that are not exercised within a time prescribed by the Administrator in its sole and absolute discretion.

            No right to purchase fractional shares shall result from any adjustment in Awards pursuant to this Section 13. In case of any such adjustment, the Shares subject to the Award shall be rounded up to the nearest whole share for Awards other than Options and Stock Appreciation Rights, and shall be rounded down to the nearest whole Share with respect to Options and Stock Appreciation Rights. The Company shall notify Participants holding Awards subject to any adjustments pursuant to this Section 13 of such adjustment, but (whether or not notice is given) such adjustment shall be effective and binding for all purposes of the Plan.

            (b)       Change in Control.    Subject to and limited by the requirements of subsections (i), (ii) and (iii) below, the Administrator shall determine the effect of a Change in Control on outstanding Awards. Such effects, which need not be the same for every Participant, may include, without limitation: (x) the substitution for the Shares subject to any outstanding Award, or portion thereof, of stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, in which event the aggregate purchase or exercise price, if any, of such Award, or portion thereof, shall remain the same, and/or (y) the conversion of any outstanding Award, or portion thereof, into a right to receive cash or other property upon or following the consummation of the Change in Control in an amount equal to the value of the consideration to be received by holders of Shares in connection with such transaction for one Share, less the per share purchase or exercise price of such Award, if any, multiplied by the number of Shares subject to such Award, or a portion thereof. Notwithstanding the foregoing, Awards shall be treated as follows in connection with a Change in Control:

                (i)        Acceleration of Vesting.    The following provisions shall apply to Awards granted prior to the Amendment Date: Without action by the Administrator or the Board: (a) all outstanding Options and Stock Appreciation Rights shall become immediately exercisable in full and, notwithstanding any other provision of the Plan or the Award Agreement to the contrary and to the extent the Administrator does not determine that a cash payment shall be made with respect to such Options and Stock Appreciation Rights pursuant to the following Section 13(b)(iv), shall remain outstanding and exercisable during the remaining original terms thereof, regardless of whether the Participants to whom such Options and Stock Appreciation Rights have been granted remain in the employ or service of the Company or any Subsidiary; and (b) all other outstanding Awards shall become immediately fully vested and exercisable and non-forfeitable;

                (ii)       Double-Trigger Acceleration of Vesting of Time-Based Awards.    The following provisions shall apply to Awards granted on or after the Amendment Date that are subject to vesting based on continuous employment or service: To the extent an Award is assumed or substituted by an acquiror in connection with a Change in Control as contemplated by Section 13(b) above, such Award shall not immediately vest upon a Change in Control and instead shall continue to vest in accordance with its terms, provided, however, that if a Participant experiences a Termination of Employment by the Company without Cause or by the Participant for Good Reason, in either case, within the twenty-four- (24-) month period immediately following the Change in Control, the Award shall immediately vest and become exercisable or shall be settled upon such qualifying termination. The Participant's rights under this Section 13(b)(ii) are in addition to any other rights Participant has in the event of death, Disability or Retirement. Notwithstanding anything in this Section 13(b)(ii) to the contrary, if, at any time during the vesting period of an Award, the Participant is or becomes eligible to terminate his or her employment with the Company or its Subsidiaries due to Retirement (without regard to the application of any Factor or any Determination Period) the Award shall immediately vest in full upon the Change in Control. In the event of acceleration in connection with a Termination of Employment as contemplated by this Section 13(b)(ii), all outstanding Options and Stock Appreciation Rights shall remain outstanding and exercisable during the remaining original terms thereof;

                (iii)      Treatment of Performance Awards.    The following provisions shall apply to Awards granted on or after the Amendment Date: If a Change in Control occurs prior to the end date of a performance period for a Performance Award, to the extent the Performance Award is outstanding immediately prior to such Change in Control, such Award will vest (A) based on actual performance through the date of the Change in Control as determined by the Administrator (treating the Change in Control as the end of the applicable performance period), without proration for the time elapsed in such performance period prior to such Change in Control for purposes of determining performance, but, in the discretion of the Administrator, prorated for purposes of elapsed time in a manner consistent with subsection (B), below, (B) assuming that target level of performance is attained and prorated based on the number of days in the performance period that elapsed prior to the Change in Control over the total number of days in the performance period, or (C) a combination of (A) and (B) (without double counting). Any portion of the Performance Award (or the

2018 PROXY STATEMENT	A-13

APPENDIX A

    full Award, as applicable) that does not vest in connection with a Change in Control as contemplated herein will automatically terminate upon such Change in Control; and

                (iv)       Cash Payment for Stock Options/Stock Appreciation Rights.    Without the consent of any Participant affected thereby, the Administrator may determine that some or all Participants holding outstanding vested and exercisable Options and/or Stock Appreciation Rights shall receive, with respect to some or all of the Shares subject to such Options and/or Stock Appreciation Rights, as of the effective date of any such Change in Control, cash in an amount equal to the greater of the excess of (A) the highest sales price of the shares on the New York Stock Exchange (or any successor exchange that is the primary stock exchange for trading of Shares) on the date immediately prior to the effective date of such Change in Control or (B) the highest price per share actually paid in connection with any Change in Control over the exercise price per share of such Options and/or Stock Appreciation Rights.

14.  Qualifying Performance-Based Compensation

            (a)        General.    The Administrator may establish performance criteria and level of achievement versus such criteria that shall determine the number of Shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an Award, which criteria may be based on Qualifying Performance Criteria or other standards of financial performance and/or personal performance evaluations. In addition, the Administrator may specify that an Award or a portion of an Award is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code, provided that the performance criteria for such Award or portion of an Award that is intended by the Administrator to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing at the time the Award is granted, which shall be not later than ninety (90) days after the commencement of the performance period to which the Incentive Bonus relates (or at such earlier time as is required to qualify the Incentive Bonus as performance-based under Section 162(m) of the Code). The Administrator shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code.

            (b)       Qualifying Performance Criteria.    For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean an objectively determinable measure of performance relating to any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, division, line or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to an index or indices or a designated comparison group or groups, in each case as specified by the Administrator: (i) net earnings or earnings per share (including earnings before interest, taxes, depreciation and/or amortization); (ii) income, net income or operating income; (iii) revenues; (iv) net sales; (v) return on sales; (vi) return on equity; (vii) return on capital (including return on total capital or return on invested capital); (viii) return on assets or net assets; (ix) earnings per share; (x) economic or business value added measurements; (xi) return on invested capital; (xii) return on operating revenue; (xiii) cash flow (before or after dividends); (xiv) stock price; (xv) total stockholder return; (xvi) market capitalization; (xvii) economic value added; (xviii) debt leverage (debt to capital); (xix) operating profit or net operating profit; (xx) operating margin or profit margin; (xxi) cash from operations; (xxii) market share; (xxiii) product development or release schedules; (xxiv) new product innovation; (xxv) cost reductions; (xxvi) customer acquisition or retention; (xxvii) customer service; or (xxviii) customer satisfaction. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m) of the Code, the Administrator (A) may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to eliminate the effects of charges for restructurings, discontinued operations, unusual or infrequently occurring items and all items of gain, loss or expense determined to be unusual or infrequent in nature or related to the disposal of a segment of a business or related to a change in accounting principle all as determined in accordance with applicable accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company's financial statements or notes to the financial statements, and (B) may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs; (ii) litigation, claims, judgments or settlements; (iii) the effect of changes in tax law or other such laws or provisions affecting reported results; and (iv) accruals of any amounts for payment under this Plan or any other compensation arrangement maintained by the Company.

2018 PROXY STATEMENT	A-14

APPENDIX A

15.  Transferability

            Unless the Administrator determines otherwise, each Award may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and each Option or Stock Appreciation Right shall be exercisable only by the Participant during his or her lifetime. To the extent permitted by the Administrator, the person to whom an Award is initially granted (the "Grantee") may transfer an Award to any "family member" of the Grantee (as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act of 1933, as amended ("Form S-8")), to trusts solely for the benefit of such family members and to partnerships in which such family members and/or trusts are the only partners; provided, however, that (i) as a condition thereof, the transferor and the transferee must execute a written agreement containing such terms as specified by the Administrator and (ii) the transfer is pursuant to a gift or a domestic relations order to the extent permitted under the General Instructions to Form S-8. Except to the extent specified otherwise in the agreement the Administrator provides for the Grantee and transferee to execute, all vesting, exercisability and forfeiture provisions that are conditioned on the Grantee's continued employment or service shall continue to be determined with reference to the Grantee's employment or service (and not to the status of the transferee) after any transfer of an Award pursuant to this Section 15.

16.  Suspension, Termination or Recovery of Awards and Payments Thereunder

            Except as otherwise provided by the Administrator, if at any time (including after a notice of exercise has been delivered or an award has vested) the Company's chief executive officer or any other person designated by the Administrator (each such person, an "Authorized Officer") reasonably believes that a Participant may have committed an Act of Misconduct as described in this Section 16, the Authorized Officer, Administrator or the Board may suspend the Participant's rights to exercise any Option, to vest in an Award, and/or to receive payment for or receive Shares in settlement of an Award pending a determination of whether an Act of Misconduct has been committed.

            If the Administrator or an Authorized Officer determines a Participant has committed an Act of Misconduct, then except as otherwise provided by the Administrator, including through any agreement approved by the Administrator, (i) neither the Participant nor his or her estate nor transferee shall be entitled to exercise any Option or Stock Appreciation Right whatsoever, vest in or have the restrictions on an Award lapse, or otherwise receive payment of an Award, (ii) the Participant will forfeit all outstanding Awards and (iii) the Participant may be required, at the Administrator's sole and absolute discretion, to return and/or repay to the Company any then unvested Shares previously issued under the Plan. In making such determination, the Administrator or an Authorized Officer shall give the Participant an opportunity to appear and present evidence on his or her behalf at a hearing before the Administrator or its designee or an opportunity to submit written comments, documents, information and arguments to be considered by the Administrator.

            In addition to the foregoing, the Administrator may recover Awards made under the Plan and payments under or gain in respect of any Award in accordance with the Company's Policy for Recovery of Incentive Compensation or any successor or additional clawback or recoupment policy, as such policy or policies may be amended and in effect from time to time, or as otherwise required by applicable law or applicable stock exchange listing standards, including, without limitation, Section 10D of the Act.

17.  Compliance with Laws and Regulations

            This Plan, the grant, issuance, vesting, exercise and settlement of Awards thereunder, and the obligation of the Company to sell, issue, deliver or remove any restrictions on Shares under such Awards, shall be subject to all applicable foreign, federal, state and local laws, rules and regulations, stock exchange rules and regulations, and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant's name or deliver any Shares prior to the completion of any registration or qualification of such shares under any foreign, federal, state or local law or any ruling or regulation of any government body which the Administrator shall determine to be necessary or advisable. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company and its Subsidiaries shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Shares underlying such Option is effective and current or the Company has determined that such registration is unnecessary.

2018 PROXY STATEMENT	A-15

APPENDIX A

            In the event an Award is granted to or held by a Participant who is employed or providing services outside the United States, the Administrator may, in its sole and absolute discretion, modify the provisions of the Plan or of such Award as they pertain to such individual to comply with applicable foreign law or to recognize differences in local law, currency or tax policy. The Administrator may also impose conditions on the grant, issuance, exercise, vesting, settlement or retention of Awards in order to comply with such foreign law and/or to minimize the Company's obligations with respect to tax equalization for Participants employed outside their home country.

18.  Withholding

            To the extent required by applicable federal, state, local or foreign law, a Participant shall be required to satisfy, in a manner satisfactory to the Company, any withholding tax obligations that arise by reason of an Option exercise, disposition of Shares issued under an Incentive Stock Option, the grant, vesting or settlement of an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. To the extent a Participant makes an election under Section 83(b) of the Code, within ten days of filing such election with the Internal Revenue Service, the Participant must notify the Company in writing of such election. The Company and its Subsidiaries shall not be required to issue Shares, make any payment or to recognize the transfer or disposition of Shares until all such obligations are satisfied. The Administrator may provide for or permit these obligations to be satisfied through the mandatory or elective sale of Shares and/or by having the Company withhold a portion of the Shares that otherwise would be issued to him or her upon exercise of the Option or the vesting or settlement of an Award, or by tendering Shares previously acquired.

19.  Administration of the Plan

            (a)        Administrator of the Plan.    The Plan shall be administered by the Administrator who shall be the Compensation Committee of the Board or, in the absence of a Compensation Committee, the Board itself. Any power of the Administrator may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Act or cause an Award designated as a Performance Award not to qualify for treatment as performance-based compensation under Section 162(m) of the Code, to the extent applicable. To the extent that any permitted action taken by the Board conflicts with action taken by the Administrator, the Board action shall control. The Compensation Committee may by resolution authorize one or more officers of the Company to perform any or all things that the Administrator is authorized and empowered to do or perform under the Plan, and for all purposes under this Plan, such officer or officers shall be treated as the Administrator; provided, however, that no such officer shall designate himself or herself as a recipient of any Awards granted under authority delegated to such officer and that any delegation of the power to grant Awards to an officer shall otherwise be consistent with the requirements of Section 157(c) of the Delaware General Corporation Law. The Compensation Committee hereby designates the Company's chief executive officer, the Company's chief financial officer, the Secretary of the Company, and the head of the Company's human resource function to assist the Administrator in the administration of the Plan and execute agreements evidencing Awards made under this Plan or other documents entered into under this Plan on behalf of the Administrator or the Company. In addition, the Compensation Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any Subsidiary and/or to one or more agents.

            (b)       Powers of Administrator.    Subject to the express provisions of this Plan, the Administrator shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation: (i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (ii) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such Awards; (iii) to grant Awards to Participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price of such Shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; (iv) to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; (v) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan; (vi) to determine the extent to which adjustments are required pursuant to Section 13 of the Plan; (vii) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions if the Administrator, in good faith, determines that it is necessary to do so in light of extraordinary circumstances and for the benefit of the Company; (viii) to

2018 PROXY STATEMENT	A-16

APPENDIX A

approve corrections in the documentation or administration of any Award; and (ix) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may, in its sole and absolute discretion, without amendment to the Plan, waive or amend the operation of Plan provisions respecting exercise after termination of employment or service to the Company or an Affiliate and, except as otherwise provided herein, adjust any of the terms of any Award. The Administrator may also (A) accelerate the date on which any Award granted under the Plan becomes exercisable or (B) accelerate the vesting date or waive or adjust any condition imposed hereunder with respect to the vesting or exercisability of an Award, provided that the Administrator, in good faith, determines that such acceleration, waiver or other adjustment is necessary or desirable. For the avoidance of doubt, notwithstanding anything in the Plan to the contrary, no Award outstanding under the Plan may be repriced, re-granted through cancellation or otherwise amended to reduce the exercise price applicable thereto (other than with respect to adjustments made in connection with a transaction or other change in the Company's capitalization as described in Section 13 of the Plan) without the approval of the Company's stockholders.

            (c)        Determinations by the Administrator.    All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of or operation of any Award granted hereunder, shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

            (d)       Subsidiary Awards.    In the case of a grant of an Award to any Participant employed by a Subsidiary, such grant may, if the Administrator so directs, be implemented by the Company issuing any subject Shares to the Subsidiary, for such lawful consideration as the Administrator may determine, upon the condition or understanding that the Subsidiary will transfer the Shares to the Participant in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Administrator shall determine.

            (e)        Indemnification of Administrator.    Neither any member nor former member of the Administrator nor any individual to whom authority is or has been delegated shall be personally responsible or liable for any act or omission in connection with the performance of powers or duties or the exercise of discretion or judgment in the administration and implementation of the Plan. Each person who is or shall have been a member of the Administrator shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with such person's or the Administrator's taking or failing to take any action under the Plan. Each such person shall be justified in relying on information furnished in connection with the Plan's administration by any employee, officer, agent or expert employed or retained by the Administrator or the Company.

20.  Amendment of the Plan or Awards

            The Board may amend, alter or discontinue this Plan and the Administrator may amend or alter any agreement or other document evidencing an Award made under this Plan but, except as provided pursuant to the provisions of Section 13 of the Plan, no such amendment shall, without the approval of the stockholders of the Company:

            (a)        increase the maximum number of Shares for which Awards may be granted under this Plan;

            (b)       reduce the price at which Options or Stock Appreciation Rights may be granted below the price provided for in Section 6(a) of the Plan;

            (c)        reduce the exercise price of outstanding Options or Stock Appreciation Rights;

            (d)       extend the term of this Plan;

            (e)        change the class of persons eligible to be Participants;

2018 PROXY STATEMENT	A-17

APPENDIX A

            (f)        otherwise amend the Plan in any manner requiring stockholder approval by law or under the New York Stock Exchange listing requirements (or the listing requirements of any successor exchange that is the primary stock exchange for trading of Shares); or

            (g)       to the extent required by Section 162(m) of the Code, increase the individual maximum limits in Sections 5(c) and (d) of the Plan.

            No amendment or alteration to the Plan or an Award or Award Agreement shall be made which would impair the rights of the holder of an Award, without such holder's consent, provided that no such consent shall be required if the Administrator determines in its sole and absolute discretion and prior to the date of any Change in Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard. In addition, the Plan may not be amended in any way that causes the Plan to fail to comply with or be exempt from Section 409A of the Code, unless the Board expressly determines to amend the Plan to be subject to Section 409A of the Code.

21.  No Liability of Company

            The Company and any Subsidiary or affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or any other person as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder and (b) any tax consequence expected, but not realized, by any Participant or other person due to the grant, receipt, exercise, settlement of any Award granted hereunder.

22.  Non-Exclusivity of Plan

            Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Administrator to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan or an arrangement not intended to qualify under Section 162(m) of the Code, and such arrangements may be either generally applicable or applicable only in specific cases.

23.  Governing Law

            This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of Delaware and applicable federal law. Any reference in this Plan or in the agreement or other document evidencing any Awards to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

24.  Waiver of Jury Trial

            By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of the Plan or any Award made hereunder to binding arbitration or as limiting the ability of the Company to require any eligible individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.

25.  No Right to Employment, Reelection or Continued Service

            Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries and/or its affiliates to terminate any Participant's employment, service on the Board or service for the Company at any time or for any reason not prohibited by law, nor shall this Plan or an Award itself confer upon any Participant any right to continue his or her employment or service for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the

2018 PROXY STATEMENT	A-18

APPENDIX A

Company, any Subsidiary and/or its affiliates. Subject to Sections 4 and 20 of the Plan, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company, its Subsidiaries and/or its affiliates.

26.  Unfunded Plan

            The Plan is intended to be an unfunded plan. Participants are and shall at all times be general creditors of the Company with respect to their Awards. If the Administrator or the Company chooses to set aside funds in a trust or otherwise for the payment of Awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.

Effective as of February 7, 2018

2018 PROXY STATEMENT	A-19

APPENDIX B

APPENDIX B – Forward-Looking Statements and Non-GAAP Reconciliation Tables

2018 PROXY STATEMENT	B-1

APPENDIX B

FORWARD-LOOKING STATEMENTS

This document contains "forward-looking statements," which are statements relating to future, not past, events. In this context, forward-looking statements often address management's current beliefs, assumptions, expectations, estimates and projections about future business and financial performance, national, regional or global political, economic and market conditions, and the Company itself. Such statements often contain words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "is likely," "plans," "predicts," "projects," "should," "will," variations of such words, and similar expressions. Forward-looking statements, by their nature, address matters that are, to varying degrees, uncertain. Uncertainties that could cause the Company's performance to differ materially from what is expressed in forward-looking statements include, but are not limited to, the following:

  •
  changes in general economic conditions, employment rates, business conditions, interest rates, tax policies and other factors affecting consumer spending in the markets and regions in which the Company's products are sold;

  •
  the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets;

  •
  the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences;

  •
  the inability to effectively manage inventory levels;

  •
  increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export;

  •
  foreign currency exchange rate fluctuations;

  •
  currency restrictions;

  •
  capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing;

  •
  the cost and availability of raw materials, inventories, services and labor for contract manufacturers;

  •
  labor disruptions;

  •
  changes in relationships with, including the loss of, significant wholesale customers;

  •
  risks related to the significant investment in, and performance of, the Company's consumer-direct operations;

  •
  risks related to expansion into new markets and complementary product categories as well as consumer-direct operations;

  •
  the impact of seasonality and unpredictable weather conditions;

  •
  changes in general economic conditions and/or the credit markets on the Company's distributors, suppliers and retailers;

  •
  increase in the Company's effective tax rates;

  •
  failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company;

  •
  the risks of doing business in developing countries and politically or economically volatile areas;

  •
  the ability to secure and protect owned intellectual property or use licensed intellectual property;

2018 PROXY STATEMENT	B-2

APPENDIX B

  •
  the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health;

  •
  the potential breach of the Company's databases, or those of its vendors, which contain certain personal information or payment card data;

  •
  problems affecting the Company's distribution system, including service interruptions at shipping and receiving ports;

  •
  strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company's success in integrating acquired businesses, and implementing new initiatives and ventures;

  •
  the risk of impairment to goodwill and other intangibles;

  •
  the success of the Company's restructuring and realignment initiatives; and

  •
  changes in future pension funding requirements and pension expenses.

These uncertainties could cause a material difference between an actual outcome and a forward-looking statement. The uncertainties included here are not exhaustive and are described in more detail in Part I, Item 1A: "Risk Factors" of this Annual Report on Form 10-K. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company does not undertake an obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

NON-GAAP RECONCILIATION TABLES

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis EPS	Adjustments[1]	As Adjusted EPS	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis
Fiscal 2017	—	$1.64	$1.64	$0.07	$1.71

Fiscal 2016	$0.89	$0.47	$1.36

1
Fiscal 2017 Adjustments include the impact of restructuring and other related costs, organizational transformation costs, incremental inventory mark-downs, impairment of intangible assets, environmental and other related costs and the impact of recent tax reform. Fiscal 2016 Adjustments include the impact of impairment of intangible assets, restructuring and other related costs, organizational transformation costs and debt extinguishment and other costs.

2018 PROXY STATEMENT	B-3

APPENDIX B

RECONCILIATION OF REPORTED OPERATING MARGIN GUIDANCE TO
ADJUSTED OPERATING MARGIN GUIDANCE*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments[1]	As Adjusted
Fiscal 2018 Operating Profit Guidance	$256 - $275	$10.0	$266 - $285

Operating Margin Guidance	11.4% - 11.9%		11.9% - 12.3%

1
Fiscal 2018 Adjustment includes the estimated midpoint within an $8 million to $12 million range of environmental related costs for legal, consulting and other costs.
*
To supplement the consolidated financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what fiscal 2017 and fiscal 2016 EPS would have been if restructuring and other related costs, incremental inventory mark-downs, organizational transformation costs which include gains or losses from divestitures, impairment of intangible assets, environmental and other related costs and the impact from recent tax reform were excluded and for fiscal 2018 operating profit guidance if environmental and other related costs were excluded. The Company believes these non-GAAP measures provide useful information to both management and investors to increase comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. The Company evaluates results of operations on both a reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to our current period reported results. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. A reconciliation of all non-GAAP measures included in this proxy statement, to the most directly comparable GAAP measures are found in the financial tables above.

2018 PROXY STATEMENT	B-4

. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on May 2, 2018. Vote by Internet • Go to www.investorvote.com/WWW • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. + 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01 - Roxane Divol 02 - Joseph R. Gromek 03 - Brenda J. Lauderback For Against Abstain ForAgainst Abstain 2. An advisory resolution approving compensation for the Company’s named executive officers. 3. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2018. 4. Proposal to approve the Stock Incentive Plan of 2016 (as amended and restated). B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below IMPORTANT - Please sign exactly as your name(s) appears on this Proxy. When signing on behalf of a corporation, partnership, estate or trust, indicate title or capacity of person signing. If shares are held jointly, each holder must sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 02SLHB Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. WOLVERINE WORLD WIDE, INC. 9341 Courtland Drive, N.E. Rockford, Michigan 49351 Wolverine World Wide, Inc. will be holding its Annual Meeting of Stockholders on May 3, 2018, at its offices located at 500 Totten Pond Road, Waltham, Massachusetts, 02451. The enclosed Notice of 2018 Annual Meeting of Stockholders provides information regarding the matters that are expected to be voted on at the meeting. Your vote is important to us. Even if you plan to attend the meeting, please read the enclosed materials and vote through the Internet, by telephone or by mailing the Proxy Card below. Telephone and Internet Voting. On the reverse side of this card are instructions on how to vote through the Internet or by telephone. Please consider voting through one of these methods. Your vote is recorded as if you mailed in your Proxy. Thank you in advance for your participation in our 2018 Annual Meeting. Wolverine World Wide, Inc. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — WOLVERINE WORLD WIDE, INC. This proxy is solicited on behalf of the Board of Directors The undersigned stockholder hereby appoints Blake W. Krueger and David A. Latchana, and each of them, each with full power of substitution, as proxies to represent the undersigned stockholder and to vote all shares of Common Stock of Wolverine World Wide, Inc. that the stockholder would be entitled to vote on all matters that properly come before the Annual Meeting of Stockholders to be held at the Company’s offices located at 500 Totten Pond Road, Waltham, Massachusetts, 02451, on Thursday, May 3, 2018, at 10 a.m. Eastern Daylight Time, and any adjournment of that meeting. If this Proxy is properly executed, the shares represented by this Proxy will be voted as specified. If this Proxy is properly executed but no specification is made, the shares represented by this Proxy will be voted for the election of all nominees named on this Proxy as directors and for approval of Proposals 2, 3 and 4. The shares represented by this Proxy will be voted in the discretion of the proxies on any other matters that may properly come before the meeting. PLEASE DO NOT VOTE BY MORE THAN ONE METHOD. THE LAST VOTE RECEIVED WILL BE THE OFFICIAL VOTE. DO NOT RETURN THIS PROXY IF YOU ARE VOTING BY THE INTERNET OR BY TELEPHONE. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)